UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3916

Name of Registrant: Vanguard Specialized Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2009 – January 31, 2010

Item 1: Reports to Shareholders

Vanguard Energy Fund
Annual Report

January 31, 2010

> As crude oil prices rose from their February lows, Vanguard Energy Fund returned about 36% for the fiscal year ended January 31, 2010.

> The fund’s return lagged the average return of its global natural resources peers, but was far ahead of the result of its highly concentrated all-U.S. benchmark index.

> The Energy Fund maintained its long-term performance edge over its comparative standards and the broad U.S. stock market for the decade ended January 31, with an average annual return of about 16%.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	9
Fund Profile.	12
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	30
About Your Fund’s Expenses.	31
Glossary.	33

Past performance is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2010
Total
Returns
Vanguard Energy Fund
Investor Shares	36.28%
Admiral™ Shares	36.37
S&P Energy Sector Index	12.24
Global Natural Resources Funds Average	42.50
Global Natural Resources Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares are a lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Your Fund’s Performance at a Glance
January 31, 2009 , Through January 31, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Energy Fund
Investor Shares	$42.62	$57.17	$0.951	$0.000
Admiral Shares	80.02	107.34	1.855	0.000

Chairman’s Letter

Dear Shareholder,

Amid the U.S. stock market’s robust rebound, the energy sector was one of the laggards: The Standard & Poor’s Energy Sector Index returned “only” about 12% for the fiscal year ended January 31, 2010. But this didn’t hold back Vanguard Energy Fund, which returned about 36%, an exceptional performance that nevertheless fell a bit short of the peer group’s average return.

The fund’s success is a tribute to the disciplined, value-conscious investment strategy of its advisors, Wellington Management Company, LLP (which manages most of the fund’s assets) and Vanguard Quantitative Equity Group. In a year in which the rising tide did not lift all boats, the advisors’ ability to identify companies with superior management teams or assets, or both, played a key role in the fund’s success. So, too, did holding a globally diversified portfolio. The fund’s all-U.S. benchmark, which provides a useful guidepost for evaluation, is concentrated in some supersized holdings that can heavily influence its returns.

If you invest in the Energy Fund through a taxable account, you may wish to review information about the fund’s after-tax performance provided later in this report.

Remarkable rally loses steam at year-end
The broad U.S. stock market returned about 36% for the 12 months through January 31. Stocks began the period under severe pressure from the global financial crisis and a stalled U.S. economy. After a dismal showing in February 2009, however, U.S. equities turned the corner in early March and kept surging until the fiscal year’s final weeks, when the major market indexes pulled back a bit. During the rally, the federal government’s stimulus plan took hold, companies began to repair their balance sheets, and investors increased their appetite for risk—the riskier the better, it seemed.

The stock market’s exuberance overshot the pace of economic recovery, which slowly improved as the year progressed. It wasn’t until the third calendar quarter that the recession appeared to be ending, and double-digit unemployment still weighed on the economy.

International markets traced an even steeper line upward than their U.S. counterpart for most of the fiscal year. They recovered strongly through 2009 and into 2010, before dropping in the latter half of January amid concerns about the strength of the global recovery. The most impressive international returns came from emerging markets, with especially strong results from Brazil and China.

Market Barometer

		Average Annual Total Returns
		Periods Ended January 31, 2010
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	34.81%	-7.10%	0.57%
Russell 2000 Index (Small-caps)	37.82	-7.74	0.61
Dow Jones U.S. Total Stock Market Index	36.06	-6.72	0.94
MSCI All Country World Index ex USA (International)	48.28	-4.76	5.61

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.51%	6.60%	5.16%
Barclays Capital Municipal Bond Index	9.49	4.68	4.23
Citigroup Three-Month U.S. Treasury Bill Index	0.15	2.07	2.84

CPI
Consumer Price Index	.63%	2.30%	2.59%

Although the fiscal year’s returns were a welcome relief for stock investors worldwide, the severity of the financial crisis continues to depress the longer-term record, especially for U.S. stocks.

Bond returns traced very different courses
The U.S. government’s programs also soothed parts of the bond market as the fiscal year progressed. At the start of the period, the difference between the yields of corporate bonds and those of U.S. Treasuries had widened almost to levels last seen in the 1930s, an indication of just how unwilling investors were to take on risk. As the threat of a depression receded, however, confidence returned and investors flocked to the lowest-quality, highest-yielding bonds, passing over conservative Treasuries, the previous year’s favorite.

For the 12 months ended January 31, the broad taxable bond market returned 8.51%, municipal bonds returned about 9%, and high-yield corporate bonds delivered a stunning 51%. Meanwhile, Treasury returns were negative to lack-luster, depending on their maturity.

While the Federal Reserve’s monetary policies seemed to help the stock market and most areas of the bond market, the policies exacted a heavy price from money market investors. The Fed kept the federal funds rate––the interest rate that banks charge one another for overnight lending,

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Energy Fund	0.32%	0.24%	1.52%

The fund expense ratios shown are from the prospectus dated May 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended January 31, 2010, the expense ratios were 0.38% for Investor Shares and 0.31% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Global Natural Resources Funds.

a benchmark for the market’s short-term rates––between 0% and 0.25% during the entire fiscal year.

Although the Fed said it planned to maintain that stance for an “extended period,” it recently indicated that it was ready to wind down emergency measures and would halt its purchase of agency mortgage-backed securities and debt in the coming months.

Fund returns were lifted by foreign and exploration companies
In many ways, fiscal year 2010 was a mirror image of last year. Several energy companies enjoyed a tailwind from rising crude oil prices: After slipping into the mid-$30s in February, the price of a barrel of West Texas Intermediate crude rose to finish the fiscal year in the low $70s. Even with reports of falling global energy demand and concerns about the sustainability of the nascent economic recovery, investors found attractive opportunities in a sector that had been battered during the bear market.

Major integrated oil and gas companies accounted for about half of the market value of fund assets during the year, but contributed less than one-third of the fund’s return. In the sluggish economy, weak demand for gasoline and diesel fuel led to losses in their refining operations, weighing on corporate-wide earnings and stock prices. ExxonMobil’s double-digit decline, and tepid gains by both Chevron (which announced plans to restructure its struggling refining operations) and

Total Returns
Ten Years Ended January 31, 2010
Average
Annual Return
Energy Fund Investor Shares	16.08%
S&P Energy Sector Index	9.52
Global Natural Resources Funds Average	13.32
Global Natural Resources Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

ConocoPhillips, pulled down the group’s absolute return. However, when compared with the benchmark—in which these three U.S.-based integrated giants accounted for more than one-half of the index’s value, on average (and ExxonMobil alone represented one-third)—the advisors’ more-diversified approach was very rewarding.

In stark contrast to last year, the fund’s foreign-based integrated oil and gas holdings delivered a powerful boost to returns. Some examples: Petróleo Brasileiro (which returned +59%) is positioning Brazil to become Latin America’s largest oil producer; Suncor Energy (+66%) merged with Petro-Canada to become Canada’s largest energy company; and Russia’s Gazprom (+85%) benefited from improving demand for natural gas in Europe.

Among the nonintegrated companies, which focus on either exploration and production or refining and marketing, results diverged. Natural gas prices were soft, but rising oil prices helped the producers, which represented about one-fifth of fund assets and added more than 10 percentage points to the fund’s return. Notable contributors included top-ten holding EOG Resources (+34%), Canadian Natural Resources (+81%), Newfield Exploration (+155%), and Noble Energy (+53%). At the same time, higher prices meant higher feedstock costs and lower profit margins that, along with soft demand, squeezed independent refiners such as Valero Energy (–21%)—but this group represented only a small slice of the portfolio.

Many drillers and equipment and services providers benefited from the pickup in drilling activity—especially for natural gas—and enjoyed robust returns. This group advanced more than 50%, led by Halliburton, Weatherford International, Baker Hughes, and Schlumberger. And top-ten holding BHP Billiton (+91%), an Australian-based diversified mining and metals company, also deserves honorable mention.

With crude oil prices grabbing much of the attention over the past two years, it’s easy to lose sight of natural gas. However, in recent months, natural gas has moved center stage. In addition to being favored by many as a “clean” energy source that is abundant in the United States, natural gas was catapulted into the headlines by ExxonMobil’s plans to acquire XTO Energy (which represented a $41 billion transaction when it was announced in December). XTO, a small holding in the Energy Fund, is a pioneer in a drilling technique that helps produce natural gas from unconventional sources such as shale rock formations.

Long-term results shine, smoothing year-to-year volatility
Despite the dramatic turnaround in U.S. equities, the broad U.S. stock market fell below breakeven for the decade ended January 31: The Dow Jones U.S. Total Stock Market Index had an average annual return of –0.09%. In contrast, the Energy Fund had an average annual return of about 16% (see table on page 5), well ahead of the performance of its comparative standards—a tribute to the discipline and risk controls of its advisors. And your fund’s low costs provide an advantage that compounds over time.

Although the fund’s cost advantage over its peer group remains substantial (see the comparison on page 4), the fund’s expense ratio has risen over the past fiscal year.

As the average value of fund assets declined over the past 12 months, the fund’s fixed expenses accounted for a modestly higher percentage of fund assets. In addition, the Vanguard funds' contracts with external advisors typically include breakpoint pricing. As assets rise above a breakpoint threshold, advisory fees are paid at a lower rate. When a fund’s average assets decline, a smaller portion of assets is subject to the lower rate, causing the overall rate to increase. Such was the case during the past fiscal year.

Vanguard’s contracts with external advisors also generally include incentive-fee provisions and penalties that are contingent on the advisors’ performance relative to their benchmarks. This fee structure helps to ensure that the interests of the fund shareholders and advisors remain aligned. Over the past year, the advisory fee increased as the fund’s relative performance improved. The fund’s financial statements include more information about Vanguard Energy Fund’s incentive fee.

And, finally, as noted in the previous semiannual report, the fund’s trustees approved an increase in the advisor’s base fee rate. Altogether, these developments raised the expense ratio by 10 basis points (0.10 percentage point).

Old-fashioned principles apply in the new decade
As we pointed out in last year’s annual report to you, the first decade of the new century coincided with a spectacular boom in energy and other commodity prices that proved, at least temporarily, to be unsustainable. The roller-coaster ride in energy stocks and in the broad market over the past two years reminded us that boom-and-bust cycles in commodities—and in the stock market—are not uncommon.

Of course, no one can predict with certainty what comes next. However, we do know that the old-fashioned principles of diversification, discipline, and patience are the hallmarks of a successful investing strategy for the long term. Within a balanced portfolio that is consistent with your investment objectives, risk tolerance, and time horizon, the Energy Fund can provide you with low-cost exposure to an important segment of the global economy.

On another matter, I would like to inform you that on January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor. Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 10, 2010

Advisors’ Report

The Investor Shares of Vanguard Energy Fund returned 36.28% (Admiral Shares, 36.37%) for the fiscal year ended January 31, 2010. Your fund is managed by two advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also provided a discussion of the investment environment that existed during the year and of how their portfolio positioning reflects this assessment. These reports were prepared on February 17, 2010.

Wellington Management Company, LLP

Portfolio Manager: Karl E. Bandtel, Senior Vice President

Volatility in the global oil markets continued through the fiscal year. After starting 2008 at around $100 per barrel, oil prices plummeted in early 2009 as the bull market in commodities collided with a global economic recession. Prices rebounded into the $70–$80 per-barrel range toward the end of the period, led by OPEC supply discipline and by demand from emerging markets, most notably China. For oil, the current $70–$80 price range is a level that is fueling modest demand growth, led by developing countries, and at the same time supporting investment in new production.

Vanguard Energy Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	94	10,362	Emphasizes long-term total-return opportunities from
Company, LLP			the various energy subsectors: international oils,
			foreign integrated oils and foreign producers, North
			American producers, oil services and equipment,
			transportation and distribution, and refining and
			marketing.
Vanguard Quantitative Equity	3	293	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, market
			sentiment, earnings quality and growth, and
			management decisions of companies relative to their
			peers.
Cash Investments	3	320	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in stock.
			Each advisor may also maintain a modest cash
			position.

North American natural gas prices were also volatile, slipping to a low of near $2.90 per million BTUs in early September on concerns about new supply successes and high storage levels. Prices moved higher, to a range of $5.30 to $5.40 per million BTUs at the end of the fiscal year. While price levels are still moderate, the rebound is contributing to a resumption in drilling activity, primarily directed at unconventional shale projects.

Top absolute contributors to the performance of our portion of the Energy Fund included BHP Billiton, Canadian Natural Resources, and Suncor Energy. Detractors for the period included ExxonMobil, Valero Energy, and ConocoPhillips. We purchased new names, including PetroChina and Anadarko Petroleum, and added to our existing positions in ExxonMobil and Baker Hughes. We eliminated holdings in Transocean and Woodside Petroleum from our portion of the portfolio and reduced our position in Suncor Energy, as we found other opportunities in which to invest after these companies performed very well.

We continue to believe that the direction of oil and natural gas prices will be driven largely by inherent underlying supply challenges, including geologic and political issues. We expect continued high volatility and uncertainty. Our investment process remains steady, with an emphasis on high-quality management and long-lived resources at reasonable valuations.

Vanguard Quantitative Equity Group

Portfolio Manager: James D. Troyer, CFA, Principal

Energy stocks climbed back from their lows earlier in the year, along with the broad market and oil prices. U.S. firms were the laggards in the energy sector, returning about 12%, as reflected by the fund’s benchmark return, while emerging market energy firms produced higher returns.

A key characteristic of our investment strategy is that we do not maintain an opinion on the overall market for energy shares. Neither do we attempt to make calls on relative country performance. These characteristics are reflected in our portfolio, which is always fully invested. We apply a rigorous risk-control process to neutralize our exposure to market-capitalization, volatility, and industry risks relative to our energy benchmark. In our view, such risk exposures are not justified by the rewards available.

In addition, we attempt to reduce risk relative to the benchmark by diversifying our model to include multiple signals. Valuation measures the price we will pay for a stock’s earnings or cash flow. By itself, valuation can be a powerful investment tool, but our research leads us to conclude that other models help improve a valuation signal.

Our sentiment score measures the market’s overall evaluation of the company’s value, following the logic that a stock’s performance reflects the news around that stock, which helps to verify the results of our other scores. Other measures separate cheap stocks that deserve their low valuation because of poor margins or growth prospects from their more attractive peers.

We combine these components into an overall score, with each indicator serving as a verification of the others. Our research tells us that these attributes—low price/ earnings (P/E) or low price/cash-flow ratio, higher return on equity—are successful in the long term, but may not work in some periods. The resulting portfolio takes many small positions on individual stocks in an attempt to capture our model’s stock selection.

In spite of the turmoil early in the period, our model held up well in the fiscal year. Firms outside the United States delivered some of our best returns for the year: Tupras-Turkiye Petrol Rafinerileri (Turkey), Banpu (Thailand), and SK Energy (South Korea). Two U.S.-based holdings—Devon Energy and Chesapeake Energy—were among our detractors.

We believe that holding a portfolio of stocks with below-market P/E (or price/cash flow) ratios and expected earnings growth similar to that of the market is an attractive strategy that can be rewarding in the long term. We thank you for your investment and we look forward to the upcoming year.

Energy Fund

Fund Profile
As of January 31, 2010

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VGENX	VGELX
Expense Ratio[1]	0.32%	0.24%
30-Day SEC Yield	1.98%	2.05%

Portfolio Characteristics
			DJ
			U.S. Total
		S&P Energy	Market
	Fund	Sector Index	Index
Number of Stocks	121	39	4,185
Median Market Cap	$37.2B	$71.1B	$29.6B
Price/Earnings Ratio	20.2x	32.9x	26.4x
Price/Book Ratio	1.8x	2.0x	2.1x
Return on Equity	27.8%	27.0%	19.2%
Earnings Growth Rate	13.7%	10.3%	7.7%
Dividend Yield	2.1%	2.1%	1.9%
Foreign Holdings	34.1%	0.0%	0.0%
Turnover Rate	27%	—	—
Short-Term Reserves	3.5%	—	—

Volatility Measures
		DJ
		U.S. Total
	S&P Energy	Market
	Sector Index	Index
R-Squared	0.90	0.58
Beta	1.15	1.06

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil &
	Gas	7.4%
Occidental Petroleum	Integrated Oil &
Corp.	Gas	4.5
BP PLC	Integrated Oil &
	Gas	4.2
Chevron Corp.	Integrated Oil &
	Gas	4.1
EOG Resources Inc.	Oil & Gas
	Exploration &
	Production	3.9
Baker Hughes Inc.	Oil & Gas
	Equipment &
	Services	3.5
Halliburton Co.	Oil & Gas
	Equipment &
	Services	3.3
BHP Billiton Ltd. ADR	Diversified Metals
	& Mining	3.2
ConocoPhillips	Integrated Oil &
	Gas	3.2
BG Group PLC	Integrated Oil &
	Gas	3.1
Top Ten		40.4%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated May 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended January 31, 2010, the expense ratios were 0.38% for Investor Shares and 0.31% for Admiral Shares.

Energy Fund

Market Diversification (% of equity exposure)
Europe
United Kingdom	8.2%
France	2.6
Italy	1.9
Netherlands	1.8
Other	1.1
Subtotal	15.6
Pacific
Australia	3.3%
Subtotal	3.3
Emerging Markets
Russia	2.3%
Brazil	2.0
China	1.6
India	1.4
Other	0.1
Subtotal	7.4
North America
United States	64.7%
Canada	9.0
Subtotal	73.7

Subindustry Diversification (% of equity exposure)
		S&P Energy
	Fund	Sector Index
Coal & Consumable Fuels	3.5%	2.1%
Diversified Metals and
Mining	3.3	0.0
Industrials	0.3	0.0
Integrated Oil & Gas	49.2	58.2
Materials	0.1	0.0
Oil & Gas Drilling	0.3	1.4
Oil & Gas Equipment &
Services	13.6	15.0
Oil & Gas Exploration &
Production	21.3	18.9
Oil & Gas Refining &
Marketing	2.5	1.4
Oil & Gas Storage &
Transportation	0.3	3.0
Utilities	3.3	0.0
Other Energy	2.3	0.0

Energy Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2000, Through January 31, 2010
Initial Investment of $25,000

	Average Annual Total Returns
	Periods Ended January 31, 2010
				Final Value
	One	Five	Ten	of a $25,000
	Year	Years	Years	Investment
Energy Fund Investor Shares	36.28%	11.78%	16.08%	$111,095
Dow Jones U.S. Total Stock Market
Index	36.06	0.94	-0.09	24,768
S&P Energy Sector Index	12.24	8.61	9.52	62,091
Global Natural Resources Funds
Average	42.50	9.75	13.32	87,260

Global Natural Resources Funds Average: Derived from data provided by Lipper Inc.

			Since	Final Value
	One	Five	Inception	of a $100,000
	Year	Years	(11/12/2001)	Investment
Energy Fund Admiral Shares	36.37%	11.86%	15.82%	$334,437
Dow Jones U.S. Total Stock Market
Index	36.06	0.94	2.73	124,821
S&P Energy Sector Index	12.24	8.61	10.64	229,623
Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

See Financial Highlights for dividend and capital gains information.

Energy Fund

Fiscal-Year Total Returns (%): January 31, 2000, Through January 31, 2010

Average Annual Total Returns: Periods Ended December 31, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/23/1984	38.36%	13.38%	16.30%
Admiral Shares	11/12/2001	38.48	13.46	16.71[1]
1 Return since inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

Energy Fund

Financial Statements

Statement of Net Assets
As of January 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (94.4%)[1]
United States (60.3%)
Electric Utilities (0.4%)
	Exelon Corp.	1,072,700	48,937

Energy Equipment & Services (13.0%)
	Baker Hughes Inc.	8,437,200	382,036
	Halliburton Co.	12,274,732	358,545
	Schlumberger Ltd.	5,232,664	332,065
*	Weatherford
	International Ltd.	14,943,500	234,314
*	SEACOR Holdings Inc.	775,800	54,500
	National Oilwell Varco Inc.	926,476	37,893
	Ensco International
	PLC ADR	443,300	17,302
*	Transocean Ltd.	53,706	4,551
	Noble Corp.	67,872	2,737
	Diamond Offshore Drilling Inc. 24,500		2,242
*	Rowan Cos. Inc.	79,600	1,710
			1,427,895
Exchange-Traded Fund (0.5%)
^,2	Vanguard Energy ETF	663,000	52,887

Gas Utilities (2.7%)
	Questar Corp.	3,589,918	148,910
	EQT Corp.	3,224,400	141,938
			290,848
Oil, Gas & Consumable Fuels (43.7%)
	Coal & Consumable Fuels (3.3%)
	Consol Energy Inc.	4,616,600	215,180
	Peabody Energy Corp.	3,570,300	150,381

	Integrated Oil & Gas (23.4%)
	Exxon Mobil Corp.	12,560,198	809,253
	Occidental Petroleum Corp.	6,253,801	489,923
	Chevron Corp.	6,257,435	451,286
	ConocoPhillips	7,213,209	346,234
	Marathon Oil Corp.	8,283,991	246,946
	Hess Corp.	3,839,289	221,872
	Murphy Oil Corp.	45,100	2,304

			Market
			Value•
		Shares	($000)
	Oil & Gas Exploration & Production (15.7%)
	EOG Resources Inc.	4,720,236	426,804
	Noble Energy Inc.	3,114,600	230,293
	Cabot Oil & Gas Corp.	4,881,100	186,800
	Devon Energy Corp.	2,384,507	159,547
	Anadarko Petroleum Corp.	2,157,560	137,609
	Chesapeake Energy Corp.	4,159,637	103,076
*	Ultra Petroleum Corp.	1,706,136	78,380
*	Newfield Exploration Co.	1,349,603	66,049
	XTO Energy Inc.	1,407,045	62,712
*	Plains Exploration &
	Production Co.	1,829,601	61,017
*	Denbury Resources Inc.	3,320,214	44,989
*	Encore Acquisition Co.	900,907	42,901
	Range Resources Corp.	649,302	29,868
*	Quicksilver Resources Inc.	2,144,073	28,495
*	SandRidge Energy Inc.	2,983,600	25,241
*	Forest Oil Corp.	709,045	17,102
*	Petrohawk Energy Corp.	592,200	13,224
	Apache Corp.	53,070	5,242
	Cimarex Energy Co.	41,000	2,018
*	Southwestern Energy Co.	3,500	150

	Oil & Gas Refining & Marketing (1.0%)
	Valero Energy Corp.	5,922,042	109,084

	Oil & Gas Storage & Transportation (0.3%)
	Williams Cos. Inc.	1,466,500	30,562
			4,794,542
Total United States			6,615,109
International (34.1%)
Australia (3.3%)
	BHP Billiton Ltd. ADR	5,115,000	354,828
	Woodside Petroleum Ltd.	19,402	723
			355,551
Austria (0.9%)
	OMV AG	2,455,167	96,700

Energy Fund

		Market
		Value•
	Shares	($000)
Belgium (0.1%)
* Hansen Transmissions	6,573,611	9,326

Brazil (1.9%)
Petroleo Brasileiro
SA ADR	4,843,000	196,480
Petroleo Brasileiro
SA Prior Pfd.	384,220	6,965
Petroleo Brasileiro SA	261,842	5,309
		208,754
Canada (8.7%)
Canadian Natural
Resources Ltd.
(New York Shares)	3,689,459	235,425
Suncor Energy Inc.
(New York Shares)	6,119,412	193,680
EnCana Corp.
(New York Shares)	4,874,800	149,120
Cenovus Energy Inc.
(New York Shares)	4,874,800	112,852
Husky Energy Inc.	4,154,900	103,363
Canadian Oil Sands Trust	3,009,175	78,068
* Imperial Oil Ltd.	842,800	30,425
^ Penn West Energy Trust	1,302,637	21,402
3 Crescent Point
Energy Corp.	217,700	7,706
^ Crescent Point
Energy Corp.	203,200	7,193
Canadian Natural
Resources Ltd.	83,539	5,332
Suncor Energy Inc.	125,584	3,965
EnCana Corp.	129,139	3,949
Talisman Energy Inc.	202,673	3,353
TransCanada Corp.	25,696	821
Cenovus Energy Inc.	33,239	768
Enbridge Inc.	2,400	104
		957,526
China (1.5%)
PetroChina Co. Ltd. ADR	1,377,700	153,600
CNOOC Ltd.	3,019,717	4,234
PetroChina Co. Ltd.	3,676,000	4,105
China Petroleum &
Chemical Corp.	3,594,000	2,796
Yanzhou Coal
Mining Co. Ltd.	994,000	1,941
China Oilfield Services Ltd.	708,000	837
China Shenhua
Energy Co. Ltd.	39,500	168
		167,681
France (2.5%)
Total SA ADR	4,581,900	263,871
Total SA	208,911	12,074
Technip SA	34,188	2,337
		278,282

		Market
		Value•
	Shares	($000)
Greece (0.0%)
Hellenic Petroleum SA	17,061	211

Hungary (0.0%)
* MOL Hungarian Oil
and Gas NyRt	23,066	2,132

India (1.4%)
Reliance Industries Ltd.	6,564,540	147,633
Oil & Natural
Gas Corp. Ltd.	92,781	2,196
Bharat Petroleum
Corp. Ltd.	137,226	1,609
		151,438
Italy (1.9%)
ENI SPA ADR	4,317,550	200,852
ENI SPA	225,757	5,247
		206,099
Malaysia (0.0%)
Petronas Dagangan Bhd.	632,900	1,613

Netherlands (1.8%)
Royal Dutch Shell
PLC ADR	3,364,800	186,376
Royal Dutch Shell
PLC Class A	94,464	2,623
Fugro NV	32,417	1,923
		190,922
Norway (0.1%)
Statoil ASA	191,560	4,299
Seadrill Ltd.	98,350	2,232
		6,531
Poland (0.0%)
* Grupa Lotos SA	97,133	920
* Polski Koncern
Naftowy Orlen	2,222	26
		946
Russia (2.2%)
Gazprom OAO ADR
(U.S. Shares)	9,203,433	223,167
Gazprom OAO ADR
(London Shares)	262,243	6,359
Lukoil OAO ADR	79,913	4,370
Rosneft Oil Co. GDR	333,492	2,565
Tatneft ADR	83,123	2,558
Surgutneftegaz ADR	166,360	1,398
Surgutneftegaz
Prior Pfd.	2,362,900	1,089
Gazprom Neft JSC	182,858	921
Gazprom OAO	124,674	747
		243,174
South Africa (0.0%)
Sasol Ltd.	23,121	857

Energy Fund

		Market
		Value•
	Shares	($000)
South Korea (0.0%)
SK Energy Co. Ltd.	21,209	1,925
GS Holdings	3,530	105
		2,030
Spain (0.0%)
Repsol YPF SA	140,162	3,311

Thailand (0.1%)
PTT PCL (Foreign)	291,000	1,942
Banpu PCL	112,800	1,803
PTT Aromatics &
Refining PCL (Foreign)	2,361,000	1,735
Thai Oil PCL (Foreign)	1,249,000	1,522
IRPC PCL (Foreign)	5,109,300	666
		7,668
Turkey (0.0%)
Tupras Turkiye
Petrol Rafine	94,880	1,953

United Kingdom (7.7%)
BP PLC ADR	7,867,800	441,541
BG Group PLC	18,587,345	341,705
Wellstream
Holdings PLC	3,059,864	24,210
BP PLC	2,235,564	20,858
Royal Dutch Shell
PLC Class A	322,732	8,920
Royal Dutch Shell
PLC Class B	324,950	8,644
Petrofac Ltd.	97,308	1,491
Tullow Oil PLC	8,303	152
		847,521
Total International		3,740,226
Total Common Stocks
(Cost $7,062,428)		10,355,335
Temporary Cash Investments (6.2%)[1]
Money Market Fund (2.4%)
4,5 Vanguard Market
Liquidity Fund, 0.175%	269,735,737	269,736

		Face	Market
		Amount	Value•
		($000)	($000)
Repurchase Agreement (3.6%)
	Deutsche Bank
	Securities, Inc.
	0.120%, 2/1/10
	(Dated 1/29/10,
	Repurchase Value
	$391,704,000,
	collateralized by Federal
	National Mortgage Assn.
	7.000%, 4/1/37–10/1/38)	391,700	391,700

U.S. Government and Agency Obligations (0.2%)
6,7	Fannie Mae Discount
	Notes, 0.220%, 7/21/10	2,000	1,998
6,7	Federal Home Loan Bank
	Discount Notes,
	0.275%, 2/19/10	500	500
6,7	Federal Home Loan Bank
	Discount Notes,
	0.220%, 3/26/10	17,000	16,998
6,7	Federal Home Loan
	Bank Discount Notes,
	0.195%, 7/14/10	1,000	999
6,7	Freddie Mac Discount
	Notes, 0.180%, 3/16/10	3,000	3,000
			23,495
Total Temporary Cash Investments
(Cost $684,927)			684,931
Total Investments (100.6%)
(Cost $7,747,355)			11,040,266
Other Assets and Liabilities (-0.6%)
Other Assets			178,712
Liabilities[5]			(244,313)
			(65,601)
Net Assets (100%)			10,974,665

Energy Fund

At January 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	7,645,752
Overdistributed Net Investment Income	(18,896)
Accumulated Net Realized Gains	66,032
Unrealized Appreciation (Depreciation)
Investment Securities	3,292,911
Futures Contracts	(11,152)
Foreign Currencies	18
Net Assets	10,974,665

Investor Shares—Net Assets
Applicable to 114,324,450 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,536,091
Net Asset Value Per Share—
Investor Shares	$57.17

Admiral Shares—Net Assets
Applicable to 41,349,670 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,438,574
Net Asset Value Per Share—
Admiral Shares	$107.34

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $33,732,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 96.7% and 3.9%, respectively,  of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2010, the value of this security represented 0.1% of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $35,328,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
7 Securities with a value of $23,495,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Statement of Operations

Year Ended
January 31, 2010
($000)
Investment Income
Income
Dividends1,2	200,174
Interest[2]	1,146
Security Lending	4,284
Total Income	205,604
Expenses
Investment Advisory Fees—Note B
Basic Fee	13,257
Performance Adjustment	2,834
The Vanguard Group—Note C
Management and Administrative—Investor Shares	10,552
Management and Administrative—Admiral Shares	4,655
Marketing and Distribution—Investor Shares	1,229
Marketing and Distribution—Admiral Shares	762
Custodian Fees	189
Auditing Fees	26
Shareholders’ Reports and Proxies—Investor Shares	363
Shareholders’ Reports and Proxies—Admiral Shares	54
Trustees’ Fees and Expenses	20
Total Expenses	33,941
Net Investment Income	171,663
Realized Net Gain (Loss)
Investment Securities Sold[2]	197,027
Futures Contracts	25,326
Foreign Currencies	343
Realized Net Gain (Loss)	222,696
Change in Unrealized Appreciation (Depreciation)
Investment Securities	2,363,123
Futures Contracts	1,460
Foreign Currencies	36
Change in Unrealized Appreciation (Depreciation)	2,364,619
Net Increase (Decrease) in Net Assets Resulting from Operations	2,758,978

1 Dividends are net of foreign withholding taxes of $12,848,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $791,000, $500,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	171,663	228,649
Realized Net Gain (Loss)	222,696	(5,246)
Change in Unrealized Appreciation (Depreciation)	2,364,619	(5,096,951)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,758,978	(4,873,548)
Distributions
Net Investment Income
Investor Shares	(105,714)	(125,121)
Admiral Shares	(74,777)	(86,895)
Realized Capital Gain
Investor Shares	—	(259,700)
Admiral Shares	—	(171,115)
Total Distributions	(180,491)	(642,831)
Capital Share Transactions
Investor Shares	565,224	(236,479)
Admiral Shares	508,755	(57,478)
Net Increase (Decrease) from Capital Share Transactions	1,073,979	(293,957)
Total Increase (Decrease)	3,652,466	(5,810,336)
Net Assets
Beginning of Period	7,322,199	13,132,535
End of Period[1]	10,974,665	7,322,199

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($18,896,000) and ($9,611,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$42.62	$73.93	$63.55	$64.50	$40.85
Investment Operations
Net Investment Income	.910	1.276[1]	1.226	1.112	.813
Net Realized and Unrealized Gain (Loss)
on Investments	14.591	(28.853)	14.639	.405	24.606
Total from Investment Operations	15.501	(27.577)	15.865	1.517	25.419
Distributions
Dividends from Net Investment Income	(.951)	(1.264)	(1.177)	(1.020)	(.740)
Distributions from Realized Capital Gains	—	(2.469)	(4.308)	(1.447)	(1.029)
Total Distributions	(.951)	(3.733)	(5.485)	(2.467)	(1.769)
Net Asset Value, End of Period	$57.17	$42.62	$73.93	$63.55	$64.50

Total Return[2]	36.28%	-38.51%	25.02%	2.24%	62.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,536	$4,434	$7,919	$6,479	$6,733
Ratio of Total Expenses to
Average Net Assets	0.38%3	0.28%3	0.25%	0.25%	0.28%
Ratio of Net Investment Income to
Average Net Assets	1.73%	1.84%	1.67%	1.71%	1.57%
Portfolio Turnover Rate4	27%	21%	22%	22%	10%

1 Calculated based on average shares outstanding.
2 Total returns do not reflect the 1% fee assessed on redemptions of shares held less than one year, nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Includes performance-based investment advisory fee increases (decreases) of 0.03% for fiscal 2010 and 0.01% for fiscal 2009.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$80.02	$138.86	$119.35	$121.13	$76.71
Investment Operations
Net Investment Income	1.780	2.4801	2.418	2.180	1.561
Net Realized and Unrealized Gain (Loss)
on Investments	27.395	(54.203)	27.505	.757	46.217
Total from Investment Operations	29.175	(51.723)	29.923	2.937	47.778
Distributions
Dividends from Net Investment Income	(1.855)	(2.480)	(2.322)	(2.000)	(1.425)
Distributions from Realized Capital Gains	—	(4.637)	(8.091)	(2.717)	(1.933)
Total Distributions	(1.855)	(7.117)	(10.413)	(4.717)	(3.358)
Net Asset Value, End of Period	$107.34	$80.02	$138.86	$119.35	$121.13

Total Return[2]	36.37%	-38.46%	25.13%	2.32%	63.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,439	$2,889	$5,214	$3,612	$3,088
Ratio of Total Expenses to
Average Net Assets	0.31%3	0.21%3	0.17%	0.18%	0.22%
Ratio of Net Investment Income to
Average Net Assets	1.80%	1.91%	1.75%	1.78%	1.63%
Portfolio Turnover Rate4	27%	21%	22%	22%	10%

1 Calculated based on average shares outstanding.
2 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
3 Includes performance-based investment advisory fee increases (decreases) of 0.03% for fiscal 2010 and 0.01% for fiscal 2009.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Notes to Financial Statements

Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Energy Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee is subject to quarterly adjustments based on performance since May 1, 2007, relative to a combined index composed of the S&P Citigroup BMI World Energy Index and the S&P 500 Energy Equal Weighted Blend Index.

Energy Fund

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $303,000 for the year ended January 31, 2010.

For the year ended January 31, 2010, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets, before an increase of $2,834,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2010, the fund had contributed capital of $2,263,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.91% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of January 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—United States	6,615,109	—	—
Common Stocks—International	2,681,574	1,058,652	—
Temporary Cash Investments	269,736	415,195	—
Futures Contracts—Assets1	4	—	—
Futures Contracts—Liabilities1	(2,041)	—	—
Total	9,564,382	1,473,847	—
1 Represents variation margin on the last day of the reporting period.

Energy Fund

E. At January 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	March 2010	506	135,406	(4,840)
E-mini S&P 500 Index	March 2010	2,308	123,524	(6,312)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2010, the fund realized net foreign currency gains of $343,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to overdistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended January 31, 2010, the fund realized gains on the sale of passive foreign investment companies of $1,324,000, which have been included in the current period’s taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to overdistributed net investment income.

The fund’s realized gains for the year ended January 31, 2010, include $78,000 of capital gain tax paid on sales of Indian securities; this tax is treated as a decrease to taxable income; accordingly, this amount has been reclassified from accumulated net realized gains to overdistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $2,046,000 from overdistributed net investment income, and $1,025,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at January 31, 2010, the fund had $14,973,000 of ordinary income and $62,384,000 of long-term capital gains available for distribution.

Energy Fund

At January 31, 2010, the cost of investment securities for tax purposes was $7,769,832,000. Net unrealized appreciation of investment securities for tax purposes was $3,270,434,000, consisting of unrealized gains of $3,614,402,000 on securities that had risen in value since their purchase and $343,968,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended January 31, 2010, the fund purchased $3,194,502,000 of investment securities and sold $2,399,255,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,489,177	28,171	1,651,475	23,673
Issued in Lieu of Cash Distributions	101,349	1,698	370,438	6,442
Redeemed1	(1,025,302)	(19,560)	(2,258,392)	(33,208)
Net Increase (Decrease)—Investor Shares	565,224	10,309	(236,479)	(3,093)
Admiral Shares
Issued	1,126,454	11,663	1,123,526	7,996
Issued in Lieu of Cash Distributions	65,102	582	235,956	2,191
Redeemed1	(682,801)	(6,994)	(1,416,960)	(11,637)
Net Increase (Decrease)—Admiral Shares	508,755	5,251	(57,478)	(1,450)
1 Net of redemption fees for fiscal 2010 and 2009 of $3,460,000 and $5,850,000, respectively (fund totals).

I. In preparing the financial statements as of January 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Energy Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Energy Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2010 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 16, 2010

Special 2009 tax information (unaudited) for Vanguard Energy Fund

This information for the fiscal year ended January 31, 2010, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $164,536,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 44.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2010. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Energy Fund Investor Shares
Periods Ended January 31, 2010
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	36.28%	11.78%	16.08%
Returns After Taxes on Distributions	35.92	10.95	15.01
Returns After Taxes on Distributions and Sale of Fund Shares	24.00	10.22	14.13

Total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended January 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Energy Fund	7/31/2009	1/31/2010	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,088.70	$1.90
Admiral Shares	1,000.00	1,089.09	1.53
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.39	$1.84
Admiral Shares	1,000.00	1,023.74	1.48

These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.36% for Investor Shares and 0.29% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years: Chairman
Born 1957. Trustee Since July 2009. Chairman of the	and Chief Executive Officer (retired 2009) and
Board. Principal Occupation(s) During the Past Five	President (2006–2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Board Member of American Chemistry
Inc., and of each of the investment companies served	Council; Director of Tyco International, Ltd. (diversified
by The Vanguard Group, since January 2010; Director	manufacturing and services) and Hewlett-Packard Co.
of The Vanguard Group since 2008; Chief Executive	(electronic computer manufacturing); Trustee of The
Officer and President of The Vanguard Group and of	Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Browne Distinguished Professor of Political Science
Independent Trustees	in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Emerson U. Fullwood	nication and the Graduate School of Education of
Born 1948. Trustee Since January 2008. Principal	the University of Pennsylvania; Director of Carnegie
Occupation(s) During the Past Five Years: Executive	Corporation of New York, Schuylkill River Development
Chief Staff and Marketing Officer for North America	Corporation, and Greater Philadelphia Chamber of
and Corporate Vice President (retired 2008) of Xerox	Commerce; Trustee of the National Constitution Center.
Corporation (photocopiers and printers); Director of
SPX Corporation (multi-industry manufacturing), the
United Way of Rochester, the Boy Scouts of America,
Amerigroup Corporation (direct health and medical
insurance carriers), and Monroe Community College
Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008–2009) of	(1988–2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and the Columbus Community Education Coalition;	Director of The Vanguard Group, Inc., since 2006;
Chairman of the Advisory Council for the College of	General Counsel of The Vanguard Group since 2005;
Arts and Letters at the University of Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997–2006).
Gund Professor of Finance and Banking, Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Deputy Chairman	Chairman Emeritus and Senior Advisor
of the Federal Reserve Bank of Cleveland; Trustee
of University Hospitals of Cleveland, The Cleveland	John J. Brennan
Museum of Art, and Case Western Reserve University.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	Founder
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	John C. Bogle
President of Corning Technologies (2001–2005);	Chairman and Chief Executive Officer, 1974–1996
Director of Corning Incorporated and Dow Corning;
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. The guidelines are also
available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q510 032010

Vanguard Precious Metals
and Mining Fund Annual Report

January 31, 2010

> For the fiscal year ended January 31, 2010, Vanguard Precious Metals and Mining Fund returned about 78%.

> The fund’s return surpassed that of its benchmark and was more than double the average return of gold-oriented funds.

> Stocks of platinum-mining companies were substantial contributors to the fund’s return.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	11
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	25
About Your Fund’s Expenses.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2010
				Total
				Returns
Vanguard Precious Metals and Mining Fund				77.75%
S&P Custom Precious Metals and Mining Index				72.15
Gold-Oriented Funds Average				35.25
Gold-Oriented Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
January 31, 2009 , Through January 31, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Precious Metals and Mining Fund	$10.74	$18.74	$0.300	$0.000

1

Chairman’s Letter

Dear Shareholder,

The fiscal year ended January 31, 2010, contrasted sharply with fiscal 2009. A slump in the economy, stocks, and metal prices gave way to the beginnings of an economic upturn (though job growth is disappointingly slow), a strong stock market rally, and a surge in the prices of base and precious metals.

This confluence of events helped Vanguard Precious Metals and Mining Fund return about 78%, a reversal of the prior year’s unprecedented decline. Most of the portfolio’s widely diversified investments contributed to its return, although the largest boost came from the stocks of platinum-mining companies.

Note: If you hold the fund in a taxable account, you may wish to refer to our report on after-tax performance later in this report.

Remarkable rally loses steam at year-end
The broad U.S. stock market returned about 36% for the 12 months through January 31. Stocks began the period under severe pressure from the global financial crisis and a stalled U.S. economy. After a dismal showing in February 2009, however, U.S. equities turned the corner in early March and kept surging until the fiscal year’s final weeks, when the major market indexes pulled back a bit. During the nine months, the federal government’s stimulus plan took hold, companies began to repair

2

their balance sheets, and investors increased their appetite for risk—the riskier the better, it seemed.

The stock market’s exuberance overshot the pace of economic recovery, which slowly improved as the year progressed. It wasn’t until the third calendar quarter that the recession appeared to be ending; however, double-digit unemployment still weighed on the economy.

International markets traced an even steeper line upward than their U.S. counterpart for most of the fiscal year. They recovered strongly through 2009 and into 2010, before dropping in the latter half of January amid concerns about the strength of the global recovery. The most impressive international returns came from emerging markets, with especially strong results from Brazil and China.

Although the fiscal year’s returns were a welcome relief for stock investors worldwide, the severity of the financial crisis continues to depress the longer-term record, especially for U.S. stocks.

Bond returns traced very different courses
The U.S. government’s programs also soothed parts of the bond market as the fiscal year progressed. At the start of the period, the difference between the yields of corporate bonds and those of U.S. Treasuries had widened almost to levels last seen in the 1930s, an indication of

Market Barometer

		Average Annual Total Returns
		Periods Ended January 31, 2010
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	34.81%	-7.10%	0.57%
Russell 2000 Index (Small-caps)	37.82	-7.74	0.61
Dow Jones U.S. Total Stock Market Index	36.06	-6.72	0.94
MSCI All Country World Index ex USA (International)	48.28	-4.76	5.61

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.51%	6.60%	5.16%
Barclays Capital Municipal Bond Index	9.49	4.68	4.23
Citigroup Three-Month U.S. Treasury Bill Index	0.15	2.07	2.84

CPI
Consumer Price Index	2.63%	2.30%	2.59%

3

just how unwilling investors were to take on risk. As the threat of a depression receded, however, confidence returned and investors flocked to the lowest-quality, highest-yielding bonds, passing over conservative Treasuries, the previous year’s favorite.

For the 12 months ended January 31, 2010, the broad taxable bond market returned about 8.51%, municipal bonds returned about 9%, and high-yield corporate bonds delivered a stunning 51%. Meanwhile, Treasury returns were negative to lackluster, depending on their maturity.

While the Federal Reserve’s monetary policies seemed to help the stock market and most areas of the bond market, the policies exacted a heavy price from money market investors. The Fed kept the federal funds rate––the interest rate that banks charge one another for overnight lending, a benchmark for the market’s short-term rates––between 0% and 0.25% during the entire fiscal year.

Although the Fed said it planned to maintain those rates for an “extended period,” it recently indicated that it was ready to wind down emergency measures and would halt its purchase of agency mortgage-backed securities and debt in the coming months.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Precious Metals and Mining Fund	0.39%	1.43%

The fund expense ratio shown is from the prospectus dated May 29, 2009, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended January 31, 2010, the fund’s expense ratio was 0.27%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Gold-Oriented Funds.

4

Metal prices rise on expectations of growth and growth-fed inflation
Developed markets around the world regained economic steam at different rates during 2009, while many developing countries, especially China, continued their steady growth. The resulting demand, and expectations of demand, from industry has sharply boosted the prices of base metals such as copper (+116%), zinc (+95%), and nickel (+65%). On the strength of expected car sales, prices for platinum and palladium—precious metals that are key components of automobile catalytic converters, their primary market—climbed 52% and 116%, respectively.

Expectations of growth also fueled the run-up in the price of gold (+17%)—although gold’s price lagged that of other metals. Gold is the traditional haven for investors who fear that governments’ easy-money policies will produce severe inflation and depreciating currencies. Governments, of course, have been combating the financial crisis and steep economic slump by flooding the financial markets with liquidity.

All these trends affected the Precious Metals and Mining Fund’s portfolio of 40 or so stocks. Although the fund’s holdings are concentrated, they are also diversified among the subsectors of the broad metals and mining industry. This diversification

Total Returns
Ten Years Ended January 31, 2010
Average
Annual Return
Precious Metals and Mining Fund	17.85%
Spliced Precious Metals and Mining Index	17.16
Gold-Oriented Funds Average	17.95

Spliced Precious Metals and Mining Index: MSCI Gold Mines Index through December 31, 1994; S&P/Citigroup World Equity Gold Index through June 30, 2005; S&P Custom Precious Metals and Mining Index thereafter.

Gold-Oriented Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

helps to temper some of the volatility that is characteristic of precious metal stocks (and makes the fund quite different from gold-oriented funds). Relative to the broad market, of course, the fund can be expected to deliver exceptionally volatile performance.

A half-dozen platinum-mining stocks were the driving force behind the fund’s 78% return, contributing about 33 percentage points. These included shares of Anglo Platinum, Impala Platinum Holdings, and Lonmin—the world’s three largest platinum producers.

Consistent with the more modest run-up in gold prices, the ten or so gold-mining stocks in the portfolio together contributed only about 8 percentage points to return. The primary contributors among this group were Toronto’s Centerra Gold, which mines gold in Kyrgyzstan and Mongolia, and London-based Petropavlovsk (formerly, Peter Hambro Mining), which operates in eastern Russia. M&G Investment Management Ltd., the fund’s advisor, takes a very disciplined approach to selecting gold-mining companies for the portfolio, owing to M&G’s belief that many of these companies are run inefficiently.

Other major contributors illustrate the fund’s diversity. These included, for example, the French firms Eramet, a miner of nickel and manganese, and Imerys, which processes rare industrial minerals; Sims Metal Management, the Australian metals recycling firm; and First Quantum Minerals, a Canadian firm that mines copper in Africa. Together, they accounted for about 19 percentage points of return.

A research-heavy approach has paid off over time
Stock returns rise and fall in the normal course of events, although their movements over the past two years have been more extreme. A fund like the Precious Metals and Mining Fund has additional layers of volatility built in. These stem from the nature of the industries in which the fund invests as well as from the concentrated nature of its stockholdings. These factors have produced wide swings in returns, from 34% for fiscal 2008 to –60% for 2009, and to 78% for 2010.

To put such year-to-year volatility into perspective, it’s important to take a long-term view, which accounts for good markets and bad markets and those in between. The fund’s average annual return of about 18% for the decade ended January 31, 2010, outpaced that of its benchmark index and virtually matched the average return of gold-oriented funds (see the table on page 5).

The ten-year results are extraordinary and are a tribute to M&G’s skills. Underlying the results is the consistent application of the advisor’s approach: to understand a company in detail through a research-intensive “bottom-up” approach that emphasizes factors such as whether a company is operating cost-effectively; and to diversify the fund’s holdings as sensibly as possible.

6

A word of caution is nevertheless in order: While our confidence in the fund’s advisor remains high, it would be unrealistic to use the past decade’s average annual gain of 18% as a basis for future expectations. Metals prices and mining stocks are notoriously volatile. This segment of the stock market—and this fund—have also experienced long stretches of weak performance.

Balance and diversification: A time-tested approach
Most stock investors were undoubtedly discouraged at the market’s steep descent in 2008 and early 2009. The strong recovery that followed underscored the benefit of patience and persistence. However, living through the market’s ups and downs is often easier said than done.

That’s why, no matter what the stock market does in the coming year, we believe it is crucial to maintain a portfolio that’s diversified both among and within different asset classes and tailored to each investor’s time horizon and risk tolerance. This time-tested approach can shield your investments from the worst of the market’s gyrations. Vanguard Precious Metals and Mining Fund can play a useful role as one element of such a diversified portfolio.

On another matter, I would like to inform you that as of January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of its funds. Jack has agreed to serve as chairman emeritus and senior advisor.

Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 19, 2010

Advisor’s Report

Vanguard Precious Metals and Mining Fund produced a strong absolute return of 77.75% for the 12 months ended January 31, 2010. This was several percentage points ahead of the fund’s customized benchmark index, which gained 72.15%, and significantly ahead of the 35.25% average return of gold-oriented funds.

Having proved its worth as a store of value during the worst of the 2008–2009 financial crisis, gold continued its price rise during much of the most recent fiscal period, reaching record highs in excess of $1,200 per ounce in December 2009, before finishing the period nearer to $1,100. The main supports to the gold price continued to be investment-related, with investors remaining concerned about the prospect of higher inflation and a weaker U.S. dollar, in spite of relatively weak jewelry demand and less than compelling supply-side fundamentals.

Outside of gold, most of the more industrially sensitive metals and minerals—which had suffered dramatic declines in the second half of 2008—rebounded sharply during the 12 months owing to improvements in the economic outlook, the greater exposure of these commodities to robust demand in China, and investors’ heightened appetite for risk. Against this backdrop, mining groups that produce industrial metals and minerals enjoyed steep share price appreciation and generally outperformed the pure gold producers, with the latter group lagging the strength in gold’s price.

The central factor in the fund’s strong performance, therefore, was its significant exposure to the producers of more industrially sensitive metals (such as platinum) at the expense of gold. This reversed the negative impact of our stance during last year’s downturn, when the fund’s lack of exposure to relatively resilient gold producers hurt performance. Our view throughout both periods has been that, for long-term, fundamentally driven firms such as ourselves, the broader mining industry contains many more attractively valued, asset-rich companies focused on generating returns for shareholders. By contrast, in spite of gold’s perceived safe haven, gold producers in general continue to struggle to manage rising costs and generate tangible returns for investors.

As such, the fund’s substantial holdings in U.K.-listed platinum-producer Lonmin and South African producers Impala Platinum and Anglo Platinum made positive contributions to performance, vindicating our conviction in the long-term value of these companies’ assets. Autocatalyst-related demand for platinum, which is used to reduce harmful emissions from vehicle exhausts, is expected to rise strongly in the coming years as a result of soaring automotive growth in developing countries and intensifying emissions legislation around the world. Supply-side issues are equally supportive of platinum prices, with the cost and difficulty of extracting the metal from the ground further constraining the production of what is already a very scarce natural resource.

8

Elsewhere, a number of broader mining-related companies made very healthy contributions to the fund’s performance. Hong Kong-based commodities trading firm Noble Group performed impressively as global materials demand picked up and a Chinese sovereign wealth fund offered long-term financial support to the business. Canadian-listed copper producer First Quantum Minerals, French nickel producer Eramet, and Canadian nickel and coal producer Sherritt International all had strong results as resurgent demand for industrial metals and minerals boosted prices for their products.

On the negative side, Australian mineral sands producer Iluka Resources struggled to offset the earnings-eroding impact of the strong Australian dollar, in spite of rapidly growing Chinese demand for its products (in the manufacture of ceramics and paint, for example). Following a strong performance last year, Canadian gold royalty company Franco-Nevada lagged in the face of cool investor reaction to the company’s bid for a rival mineral royalty company. Elsewhere, weak performances came from scrap-metal recycler Schnitzer Steel Industries and specialty minerals company Minerals Technologies—both U.S.-based—and from French kaolin producer Imerys. These companies were affected, respectively, by their greater exposure to the weak industrial recovery in the United States and Western Europe.

During the fund’s fiscal year, we continued to increase our holdings in metals and minerals producers that have returns-focused management and exposure to strategically important materials. Among these, we built up a large position in diversified mining giant BHP Billiton, whose financial strength and broad range of world-class mining assets set it ahead of most of its competition. We also established a new holding in Hochschild Mining, a well-managed gold and silver producer in Latin America, and we added to our position in Noble Group, which is well-placed to fill the gap as some banks have reduced or ceased their commodities trading operations.

In terms of sales from the portfolio, our two most significant actions were to reduce our substantial holding in Franco-Nevada and to eliminate our position in Australian steel producer BlueScope Steel. We decreased the Franco-Nevada holding following a strong run in its shares and the company’s ill-advised (in our view) bid for one of its competitors. We sold out of Bluescope Steel after not participating in a heavily discounted rights issue. We also reduced positions in Barrick Gold, the world’s largest gold producer; Minerals Technologies, a specialty minerals producer; and Peabody Energy, the world’s largest coal miner.

The strong performance of the broader mining sector during the fiscal year ended January 31, 2010, vindicates our decision to look beyond the short-term panic of a year ago. However, following such a powerful rally, valuations across the mining spectrum appear more stretched, so we believe greater caution is required; as such, we have been building up the portfolio’s cash position.

9

Nevertheless, we continue to believe that appetite for commodities will be supported over the long-term by infrastructure expenditure worldwide and rising urbanization in developing economies.

We remain convinced of the importance of sticking to long-term investment principles and focusing on industry and company fundamentals. We shall continue to invest in well-capitalized, trustworthy companies, with strategically important assets whose value is not properly appreciated by investors. It follows that we are avoiding those companies that are operating in disadvantaged industries, have unsound balance sheets, and are run by managers who do not have the interests of long-term shareholders in mind.

Portfolio Managers: Graham E. French, Matthew Vaight, UKSIP

M&G Investment Management Ltd.

February 26, 2010

10

Precious Metals and Mining Fund

Fund Profile
As of January 31, 2010

Portfolio Characteristics
		S&P
		Precious	DJ
		Metals and	U.S. Total
		Mining	Market
	Fund	Index	Index
Number of Stocks	44	281	4,185
Median Market Cap	$4.2B	$21.0B	$29.6B
Price/Book Ratio	2.1x	2.3x	2.1x
Return on Equity	17.5%	19.9%	19.2%
Earnings Growth Rate 12.6%		20.5%	7.7%
Dividend Yield	1.4%	1.3%	1.9%
Foreign Holdings	86.7%	0.0%	0.0%
Turnover Rate	17%	—	—
Ticker Symbol	VGPMX	—	—
Expense Ratio[1]	0.39%	—	—
Short-Term Reserves	3.4%	—	—

Market Diversification (% of equity exposure)
Europe
United Kingdom	25.4%
France	12.6
Germany	3.0
Other	0.1
Subtotal	41.1
Pacific
Australia	17.4%
Singapore	3.9
Subtotal	21.3
Emerging Markets
South Africa	12.5%
Other	0.7
Subtotal	13.2
North America
Canada	15.6%
United States	8.8
Subtotal	24.4

Volatility Measures
	S&P
	Precious	DJ
	Metals and	U.S. Total
	Mining	Market
	Index	Index
R-Squared	0.89	0.61
Beta	0.99	1.59

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Lonmin PLC	Precious Metals &
	Minerals	8.1%
Johnson Matthey PLC	Specialty Chemicals	7.1
Impala Platinum Holdings	Precious Metals &
Ltd. ADR	Minerals	6.5
Imerys SA	Construction
	Materials	6.1
Eramet	Diversified Metals
	& Mining	5.9
Sims Metal Management	Steel
Ltd.		4.7
Centerra Gold Inc.	Gold	4.4
BHP Billiton Ltd.	Diversified Metals
	& Mining	4.0
Noble Group Ltd.	Trading Companies
	& Distributors	3.7
Hochschild Mining PLC	Precious Metals &
	Minerals	3.7
Top Ten		54.2%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated May 29, 2009, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended January 31, 2010, the fund’s expense ratio was 0.27%.

11

Precious Metals and Mining Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2000, Through January 31, 2010
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2010
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Precious Metals and Mining Fund	77.75%	13.66%	17.85%	$51,693
Dow Jones U.S. Total Stock Market
Index	36.06	0.94	-0.09	9,907
Spliced Precious Metals and Mining
Index	72.15	17.31	17.16	48,750
Gold-Oriented Funds Average	35.25	16.81	17.95	52,114

Spliced Precious Metals and Mining Index: MSCI Gold Mines Index through December 31, 1994; S&P/Citigroup World Equity Gold Index through June 30, 2005; S&P Custom Precious Metals and Mining Index thereafter.

Gold-Oriented Funds Average: Derived from data provided by Lipper Inc.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

See Financial Highlights for dividend and capital gains information.

12

Precious Metals and Mining Fund

Fiscal-Year Total Returns (%): January 31, 2000, Through January 31, 2010

Average Annual Total Returns: Periods Ended December 31, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Precious Metals and Mining Fund	5/23/1984	76.46%	15.33%	17.79%

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

13

Precious Metals and Mining Fund

Financial Statements

Statement of Net Assets
As of January 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.0%)
Australia (16.6%)
	Sims Metal
	Management Ltd.	9,220,000	173,146
	BHP Billiton Ltd.	4,200,000	146,011
*,1	Iluka Resources Ltd.	41,783,827	121,198
*	Aquila Resources Ltd.	7,892,500	59,041
*,1	St. Barbara Ltd.	180,024,246	39,500
*,1	Resolute Mining Ltd.	37,000,000	32,015
1	Panoramic
	Resources Ltd.	19,700,000	31,730
*,1	Apex Minerals NL	260,000,000	7,085
*	MIL Resources Ltd.	1,678,671	53
			609,779
Canada (14.8%)
*,1	Centerra Gold Inc.	16,000,000	162,058
1	Sherritt
	International Corp.	17,175,000	98,625
*,1	Harry Winston
	Diamond Corp.	9,050,000	83,200
	First Quantum
	Minerals Ltd.	950,000	68,901
	Franco-Nevada Corp.	1,850,000	46,784
*	Eldorado Gold Corp.	3,900,000	46,322
*,1	Nevsun Resources Ltd.	13,000,000	24,924
*	Minefinders Corp.
	(New York Shares)	1,299,900	11,907
*,^	Claude Resources Inc.	2,650,000	2,544
*	Minefinders Corp.	100,100	919
			546,184
France (11.9%)
1	Imerys SA	4,056,000	224,312
	Eramet	716,626	215,747
			440,059
Germany (2.8%)
	K&S AG	1,840,000	103,432

Indonesia (0.2%)
	International Nickel
	Indonesia Tbk PT	17,500,000	6,621

			Market
			Value•
		Shares	($000)
Ireland (0.1%)
*	Kenmare Resources PLC	5,138,062	2,003

Papua New Guinea (0.0%)
*	Bougainville Copper Ltd.	2,000,000	1,020

Peru (0.5%)
	Cia de Minas Buenaventura
	SA ADR	600,000	18,888

Singapore (3.7%)
	Noble Group Ltd.	67,337,052	136,827

South Africa (11.9%)
	Impala Platinum
	Holdings Ltd. ADR	9,350,000	238,518
*	Anglo Platinum Ltd. ADR	1,350,000	126,225
	Northam Platinum Ltd.	11,200,000	72,288
			437,031
United Kingdom (24.2%)
*,1	Lonmin PLC	10,391,666	297,263
1	Johnson Matthey PLC	11,311,294	262,966
1	Hochschild Mining PLC	31,500,000	135,378
*,1	Petropavlovsk PLC	9,332,359	131,813
	Vedanta Resources PLC	1,500,000	57,535
*	Gem Diamonds Ltd.	1,800,000	6,710
*	Mwana Africa PLC	3,180,219	686
*	Gemfields PLC	3,333,333	287
*	Zambezi Resources Ltd.	4,895,833	98
			892,736
United States (8.3%)
	Newmont Mining Corp.	2,200,000	94,292
1	AMCOL
	International Corp.	3,030,000	76,144
	Schnitzer Steel
	Industries Inc.	1,750,000	70,875
	Minerals Technologies Inc.	842,778	40,285
	Peabody Energy Corp.	600,000	25,272
			306,868
Total Common Stocks (Cost $3,378,279)			3,501,448

14

Precious Metals and Mining Fund

		Market
		Value•
	Shares	($000)
Precious Metals (0.1%)
* Platinum Bullion
(In Troy Ounces)	2,009	3,022
Total Precious Metals (Cost $1,213)		3,022
Temporary Cash Investment (3.4%)
Money Market Fund (3.4%)
2,3 Vanguard Market
Liquidity Fund, 0.175%
(Cost $124,064)	124,064,379	124,064
Total Investments (98.5%)
(Cost $3,503,556)		3,628,534
Other Assets and Liabilities (1.5%)
Other Assets		96,869
Liabilities[3]		(41,288)
		55,581
Net Assets (100%)
Applicable to 196,614,624 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		3,684,115
Net Asset Value Per Share		$18.74

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value		3,628,534
Receivables for Investment
Securities Sold		65,002
Receivables for Capital Shares Issued		4,335
Other Assets		27,532
Total Assets		3,725,403
Liabilities
Payables for Capital Shares Redeemed		8,512
Security Lending Collateral
Payable to Brokers		551
Other Liabilities		32,225
Total Liabilities		41,288
Net Assets		3,684,115

At January 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	3,719,111
Overdistributed Net Investment Income	(53,960)
Accumulated Net Realized Losses	(105,479)
Unrealized Appreciation (Depreciation)
Investment Securities	124,978
Foreign Currencies	(535)
Net Assets	3,684,115

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $265,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $551,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Precious Metals and Mining Fund

Statement of Operations

Year Ended
January 31, 2010
($000)
Investment Income
Income
Dividends[1],2	24,425
Interest[2]	125
Security Lending	665
Total Income	25,215
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,890
Performance Adjustment	(2,282)
The Vanguard Group—Note C
Management and Administrative	5,383
Marketing and Distribution	510
Custodian Fees	161
Auditing Fees	36
Shareholders’ Reports and Proxies	162
Trustees’ Fees and Expenses	6
Total Expenses	7,866
Net Investment Income	17,349
Realized Net Gain (Loss)
Investment Securities Sold[2]	(58,835)
Foreign Currencies	(3,023)
Realized Net Gain (Loss)	(61,858)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,391,759
Foreign Currencies	(540)
Change in Unrealized Appreciation (Depreciation)	1,391,219
Net Increase (Decrease) in Net Assets Resulting from Operations	1,346,710

1	Dividends are net of foreign withholding taxes of $1,660,000.
2	Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $17,028,000, $125,000, and ($27,776,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Precious Metals and Mining Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,349	82,443
Realized Net Gain (Loss)	(61,858)	284,265
Change in Unrealized Appreciation (Depreciation)	1,391,219	(3,024,276)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,346,710	(2,657,568)
Distributions
Net Investment Income	(53,316)	(99,293)
Realized Capital Gain[1]	—	(361,426)
Total Distributions	(53,316)	(460,719)
Capital Share Transactions
Issued	1,369,003	841,029
Issued in Lieu of Cash Distributions	48,944	423,318
Redeemed[2]	(671,175)	(1,137,039)
Net Increase (Decrease) from Capital Share Transactions	746,772	127,308
Total Increase (Decrease)	2,040,166	(2,990,979)
Net Assets
Beginning of Period	1,643,949	4,634,928
End of Period[3]	3,684,115	1,643,949

1	Includes fiscal 2009 short-term gain distributions totaling $2,529,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2	Net of redemption fees for fiscal 2010 and 2009 of $2,627,000 and $2,019,000, respectively.
3	Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($53,960,000) and ($36,107,000).

See accompanying Notes, which are an integral part of the Financial Statements.

17

Precious Metals and Mining Fund

Financial Highlights

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.74	$33.45	$28.64	$27.08	$16.46
Investment Operations
Net Investment Income	.093[1]	.653	.900[1]	.560	.337[2]
Net Realized and Unrealized Gain (Loss)
on Investments[3]	8.207	(19.849)	8.362	4.027	11.080
Total from Investment Operations	8.300	(19.196)	9.262	4.587	11.417
Distributions
Dividends from Net Investment Income	(.300)	(.763)	(.670)	(.490)	(.240)
Distributions from Realized Capital Gains	—	(2.751)	(3.782)	(2.537)	(.557)
Total Distributions	(.300)	(3.514)	(4.452)	(3.027)	(.797)
Net Asset Value, End of Period	$18.74	$10.74	$33.45	$28.64	$27.08

Total Return[4]	77.75%	-60.16%	33.97%	17.48%	70.19%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,684	$1,644	$4,635	$3,444	$3,297
Ratio of Total Expenses to
Average Net Assets	0.27%[5]	0.30%[5]	0.28%[5]	0.35%[5]	0.40%
Ratio of Net Investment Income to
Average Net Assets	0.59%[1]	2.17%	2.70%[1]	1.88%	1.68%
Portfolio Turnover Rate	17%	22%	29%	24%	20%

1

Net investment income per share and the ratio of net investment income to average net assets for the year ended January 31, 2008, include $0.190 and 0.65%, respectively, resulting from a special dividend from Centennial Coal Co. Ltd. in January 2008. Based on additional information reported by the company in 2009, a portion of the special dividend was reallocated to return of capital. The reallocation reduced net investment income per share and the ratio of net investment income to average net assets for the year ended January 31, 2010, by $0.134 and 0.90%, respectively. The reallocation has no impact on net assets, net asset values per share, or total returns.

2	Calculated based on average shares outstanding.
3	Includes increases from redemption fees of $.01, $.01, $.00, $.03, and $.01.
4

Total returns do not reflect the 1% fee assesed on redemptions of shares held for less than one year, nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

5	Includes performance-based investment advisory fee increases (decreases) of (0.08%) for fiscal 2010, 0.00% for fiscal 2009, (0.01%) for fiscal 2008, and, 0.01% for fiscal 2007.

See accompanying Notes, which are an integral part of the Financial Statements.

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Precious Metals and Mining Fund

Notes to Financial Statements

Vanguard Precious Metals and Mining Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Precious metals are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

19

Precious Metals and Mining Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. M&G Investment Management Ltd. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the S&P Custom Precious Metals and Mining Index (formerly known as the S&P/Citigroup Custom Precious Metals and Mining Index). For the year ended January 31, 2010, the investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets before a decrease of $2,282,000 (–0.08%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2010, the fund had contributed capital of $782,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.31% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of January 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North America	853,052	—	—
Common Stocks—Other	383,631	2,264,667	98
Precious Metals	3,022	—	—
Temporary Cash Investments	124,064	—	—
Total	1,363,769	2,264,667	98

20

Precious Metals and Mining Fund

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended January 31, 2010:

Investments in
Common Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of January 31, 2009	2,646
Transfers in and/or out of Level 3	(3,627)
Change in Unrealized Appreciation (Depreciation)	1,079
Balance as of January 31, 2010	98

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2010, the fund realized net foreign currency losses of $3,023,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income.

Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended January 31, 2010, the fund realized gains on the sale of passive foreign investment companies of $21,137,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income. Unrealized appreciation of $60,006,000 on the fund’s passive foreign investment company holdings through October 31, 2009, (the most recent previous mark-to-market date for tax purposes), has been distributed and is reflected in the balance of overdistributed net investment income. Since October 31, 2009, the fund’s passive foreign investment company holdings have depreciated in value by $1,551,000, decreasing the amount of taxable income available for distribution as of January 31, 2010. Unrealized appreciation on the fund’s passive foreign investment company holdings at January 31, 2010, was $47,889,000.

During 2001, the fund elected to use a provision of the Taxpayer Relief Act of 1997 to mark to market certain appreciated securities held on January 1, 2001; such securities were treated as sold and repurchased, with unrealized gains of $46,006,000 becoming realized, for tax purposes. The mark-to-market created a difference between the cost of investments for financial statement and tax purposes, which will reverse when the securities are sold. Through January 31, 2010, the fund realized gains on the sale of these securities of $20,516,000 for financial statement purposes, which were included in prior year mark-to-market gains for tax purposes. The remaining difference of $25,490,000 is reflected in the balance of accumulated net realized losses; the corresponding difference between the securities’ cost for financial statement and tax purposes in reflected in unrealized appreciation.

21

Precious Metals and Mining Fund

For tax purposes, at January 31, 2010, the fund had $1,927,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $52,818,000 to offset future net capital gains through January 31, 2018. In addition, the fund realized losses of $27,156,000 during the period from November 1, 2009, through January 31, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011.

At January 31, 2010, the cost of investment securities for tax purposes was $3,576,935,000. Net unrealized appreciation of investment securities for tax purposes was $51,599,000, consisting of unrealized gains of $664,826,000 on securities that had risen in value since their purchase and $613,227,000 in unrealized losses on securities that had fallen in value since their purchase or since being marked to market for tax purposes.

F. During the year ended January 31, 2010, the fund purchased $1,030,493,000 of investment securities and sold $476,273,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended January 31,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	81,521	37,881
Issued in Lieu of Cash Distributions	2,952	27,485
Redeemed	(40,946)	(50,837)
Net Increase (Decrease) in Shares Outstanding	43,527	14,529

22

Precious Metals and Mining Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Jan. 31, 2009		Proceeds from		Jan. 31, 2010
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
AMCOL International Corp.	44,919	—	847	2,183	76,144
Apex Minerals NL	—	9,544	—	—	7,085
Centerra Gold Inc.	61,150	10,146	—	—	162,058
Claude Resources, Inc.	2,524	—	1,379	—	NA1
Franco-Nevada Corp.	171,223	—	145,140	830	NA1
Harry Winston Diamond Corp.	33,289[2]	6,218	—	—	83,200
Hochschild Mining PLC	NA3	103,438	—	833	135,378
Iluka Resources Ltd.	98,933	9,993	—	—	121,198
Imerys SA	134,204	—	—	3,997	224,312
Johnson Matthey PLC	160,598	—	3,346	7,070	262,966
Lonmin PLC	101,515	33,530	—	—	297,263
Minerals Technologies, Inc.	50,534	4,662	32,456	278	NA1
Nevsun Resources Ltd.	—	34,329	—	—	24,924
Panoramic Resources, Ltd.	—	22,120	—	341	31,730
Petropavlovsk PLC[4]	55,203	48,814	37,113	—	131,813
Resolute Mining Ltd.	—	24,737	—	—	32,015
Sherritt International Corp.	NA3	33,463	—	1,496	98,625
St. Barbara Ltd.	23,056	15,664	—	—	39,500
	937,148			17,028	1,728,211

1	Not applicable—at January 31, 2010, the security was still held, but the issuer was no longer an affiliated company of the fund.
2	Includes Harry Winston Diamond Corp. Private Placement shares that were converted to common shares during the period.
3	Not applicable—at January 31, 2009, the issuer was not an affiliated company of the fund.
4	Effective September 2009, Petropavlovsk PLC changed its name from Peter Hambro Mining PLC.

I. In preparing the financial statements as of January 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Precious Metals and Mining Fund:

In our opinion, the accompanying statements of net assets and of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Precious Metals and Mining Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2010 by correspondence with the custodian, and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 16, 2010

Special 2009 tax information (unaudited) for Vanguard Precious Metals and Mining Fund

This information for the fiscal year ended January 31, 2010, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $19,493,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 8.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund passed through foreign source income of $22,566,000 and foreign taxes paid of $1,666,000 to shareholders. The pass-through of foreign taxes paid will affect only shareholders on the fund’s dividend record date in December 2009. Shareholders received more detailed information along with their Form 1099-DIV in January 2010.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2010. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Precious Metals and Mining Fund
Periods Ended January 31, 2010
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	77.75%	13.66%	17.85%
Returns After Taxes on Distributions	76.91	11.75	16.02
Returns After Taxes on Distributions and Sale of Fund Shares	50.72	11.66	15.47

Total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended January 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Precious Metals and Mining Fund	7/31/2009	1/31/2010	Period
Based on Actual Fund Return	$1,000.00	$1,114.07	$1.39
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.89	1.33

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.26%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

27

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

28

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years: Chairman
Born 1957. Trustee Since July 2009. Chairman of the	and Chief Executive Officer (retired 2009) and
Board. Principal Occupation(s) During the Past Five	President (2006–2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Board Member of American Chemistry
Inc., and of each of the investment companies served	Council; Director of Tyco International, Ltd. (diversified
by The Vanguard Group, since January 2010; Director	manufacturing and services) and Hewlett-Packard Co.
of The Vanguard Group since 2008; Chief Executive	(electronic computer manufacturing); Trustee of The
Officer and President of The Vanguard Group and of	Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Browne Distinguished Professor of Political Science
Independent Trustees	in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Emerson U. Fullwood	nication and the Graduate School of Education of
Born 1948. Trustee Since January 2008. Principal	the University of Pennsylvania; Director of Carnegie
Occupation(s) During the Past Five Years: Executive	Corporation of New York, Schuylkill River Development
Chief Staff and Marketing Officer for North America	Corporation, and Greater Philadelphia Chamber of
and Corporate Vice President (retired 2008) of Xerox	Commerce; Trustee of the National Constitution Center.
Corporation (photocopiers and printers); Director of
SPX Corporation (multi-industry manufacturing), the
United Way of Rochester, the Boy Scouts of America,
Amerigroup Corporation (direct health and medical
insurance carriers), and Monroe Community College
Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008–2009) of	(1988–2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and the Columbus Community Education Coalition;	Director of The Vanguard Group, Inc., since 2006;
Chairman of the Advisory Council for the College of	General Counsel of The Vanguard Group since 2005;
Arts and Letters at the University of Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997–2006).
Gund Professor of Finance and Banking, Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Deputy Chairman	Chairman Emeritus and Senior Advisor
of the Federal Reserve Bank of Cleveland; Trustee
of University Hospitals of Cleveland, The Cleveland	John J. Brennan
Museum of Art, and Case Western Reserve University.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	Founder
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	John C. Bogle
President of Corning Technologies (2001–2005);	Chairman and Chief Executive Officer, 1974–1996
Director of Corning Incorporated and Dow Corning;
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. The guidelines are also
available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q530 032010

Vanguard Health Care Fund
Annual Report

January 31, 2010

> For the fiscal year ended January 31, 2010, Vanguard Health Care Fund returned nearly 24%.

> The fund’s results were better than that of its market benchmark, the S&P Health Care Index, which returned about 22% for the period, and in line with the average return of peer funds.

> Pharmaceutical companies, which accounted for almost 60% of the fund’s holdings on average, generated strong returns.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	10
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	25
About Your Fund’s Expenses.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2010
Total
Returns
Vanguard Health Care Fund
Investor Shares	23.63%
Admiral™ Shares	23.72
S&P Health Care Index	21.80
Global Health/Biotechnology Funds Average	23.65
Global Health/Biotechnology Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares are a lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Your Fund’s Performance at a Glance
January 31, 2009 , Through January 31, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Health Care Fund
Investor Shares	$99.12	$120.06	$1.761	$0.731
Admiral Shares	41.83	50.67	0.777	0.309

1

Chairman’s Letter

Dear Shareholder,

Twelve months ago, the United States was in the midst of the biggest economic crisis in decades and stock prices had fallen to historic lows. In mid-March, however, the market staged an impressive rally and stock prices began to soar. By January 31, 2010, the broad U.S. market had rebounded dramatically. Health care stocks participated in the rally, though the sector’s gains were more subdued.

For the fiscal year ended January 31, Vanguard Health Care Fund returned nearly 24%, posting gains in all subsectors except for biotechnology. The fund outperformed the Standard & Poor’s Health Care Index, which returned about 22%, and was in line with the average return for the fund’s global health/biotechnology peer group.

If you own shares of the fund in a taxable account, you may wish to review the fund’s after-tax returns later in this report.

Remarkable rally loses steam at year-end
The broad U.S. stock market returned about 36% for the 12 months through January 31. Stocks began the period under severe pressure from the global financial crisis and a stalled U.S. economy. After a dismal showing in February 2009, however, U.S. equities turned the corner and kept surging until the fiscal year’s final weeks, when the major market indexes pulled back a bit. During the nine months, the federal

2

government’s stimulus plan took hold, companies began to repair their balance sheets, and investors increased their appetite for risk—the riskier the better, it seemed.

The stock market’s exuberance overshot the pace of economic recovery, which slowly improved as the year progressed. It wasn’t until the third calendar quarter that the recession appeared to be ending, yet double-digit unemployment still weighed on the economy.

International markets traced an even steeper line upward than their U.S. counterpart for most of the fiscal year. They recovered strongly through 2009 and into 2010, before dropping in the latter half of January amid concerns about the strength of the global recovery. The most impressive international returns came from emerging markets, with especially strong results from Brazil and China.

Although the fiscal year’s returns were a welcome relief for stock investors worldwide, the severity of the financial crisis continues to depress the longer-term record, especially for U.S. stocks.

Bond returns traced very different courses
The U.S. government’s monetary policies also soothed parts of the bond market as the fiscal year progressed. At the start of the period, the difference between the yields of corporate bonds and those of

Market Barometer

		Average Annual Total Returns
		Periods Ended January 31, 2010
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	34.81%	-7.10%	0.57%
Russell 2000 Index (Small-caps)	37.82	-7.74	0.61
Dow Jones U.S. Total Stock Market Index	36.06	-6.72	0.94
MSCI All Country World Index ex USA (International)	48.28	-4.76	5.61

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.51%	6.60%	5.16%
Barclays Capital Municipal Bond Index	9.49	4.68	4.23
Citigroup Three-Month U.S. Treasury Bill Index	0.15	2.07	2.84

CPI
Consumer Price Index	2.63%	2.30%	2.59%

3

U.S. Treasuries widened almost to levels last seen in the 1930s, an indication of just how unwilling investors were to take on risk. As the threat of a depression receded, however, confidence returned and investors flocked to the lowest-quality, highest-yielding bonds, passing over conservative Treasuries, the previous year’s favorite.

For the 12 months ended January 31, 2010, the broad taxable bond market returned 8.51%, municipal bonds returned about 9%, and high-yield corporate bonds delivered a stunning 51%. Meanwhile, Treasury returns were negative to lackluster, depending on their maturity.

While the Federal Reserve’s monetary policies seemed to help the stock market and most areas of the bond market, the policies exacted a heavy price from money market investors. The Fed kept the federal funds rate––the interest rate that banks charge one another for overnight lending, a benchmark for the market’s short-term rates––between 0% and 0.25% during the entire fiscal year.

Although the Fed said it planned to maintain those rates for an “extended period,” it recently indicated that it was ready to wind down emergency measures and would halt its purchase of agency mortgage-backed securities and debt in the coming months.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Health Care Fund	0.33%	0.25%	1.61%

The fund expense ratios shown are from the prospectus dated May 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended January 31, 2010, the Health Care Fund’s expense ratios were 0.36% for Investor Shares and 0.29% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Global Health/Biotechnology Funds.

4

In the health care sector, U.S. pharmaceuticals led
Vanguard Health Care Fund, like the rest of the broad U.S. stock market, bounced back significantly during the past 12 months. However, the health care sector was notably weaker than the market as a whole. This lag in investor enthusiasm was due mainly to operating issues that have dogged the industry for several years, including dwindling product pipelines and expiring patents on blockbuster drugs, as well as to heightened uncertainty raised by the debate about national health care reform.

As noted above, the Health Care Fund built its return of nearly 24% on gains in all industry subsectors except for biotech-nology. The fund’s strongest results came from pharmaceutical stocks, which accounted for almost 60% of the portfolio, on average, throughout the period. Large-cap U.S. pharmaceutical companies performed generally well and were among the fund’s main contributors. Schering-Plough, whose stock spiked when it announced plans to merge with Merck, provided a large boost to returns.

Overseas pharmaceutical companies didn’t fare as well. Fund returns were hurt by holdings in several Japanese drug makers, including Takeda Pharmaceutical, Astellas Pharma, and Daiichi Sankyo. These companies suffered owing partly to stiff competition from generic drug producers and difficulties in obtaining regulatory approval of products.

Total Returns
Ten Years Ended January 31, 2010
Average
Annual Return
Health Care Fund Investor Shares	8.82%
S&P Health Care Index	1.95
Global Health/Biotechnology Funds Average	4.61
Global Health/Biotechnology Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Managed health care companies also posted substantial gains for the period, and the fund benefited from its large positions in CIGNA and Coventry Health Care. Among health care technology firms, Cerner and IMS Health both performed exceptionally well, as investors anticipated that the federal economic stimulus package would help boost the industry’s usage of information technology.

Biotechnology stocks—which have struggled in recent months because of regulatory, manufacturing, and political issues—were the only part of the broad health care industry to post losses for the fiscal year, and the fund’s holdings in this group were no exception. Fortunately, the group made up only about 8% of the portfolio on average.

The fund’s long-term results have remained impressive
Despite some extremely volatile times in global stock markets during the past several years, the Health Care Fund’s long-term record remains strong. For the past ten years, the fund’s Investor Shares have returned an average of 8.82% annually. This is considerably better than the annual averages for both the benchmark index and the peer group: 1.95% and 4.61%, respectively, over the decade.

Given the rocky market environment of recent years, the fund’s solid ten-year performance has been no easy achievement. It is a credit to the portfolio management and stock-picking skills of your fund’s experienced advisor, Wellington Management Company, LLP. Wellington’s investment expertise, supported by the fund’s exceptionally low costs, has produced exceptional results for long-term shareholders. Although the fund’s cost advantage over its peer group remains substantial (see the comparison on page 4), the fund’s expense ratio has risen over the past fiscal year.

As the average value of fund assets declined over the past 12 months, the fund’s fixed expenses accounted for a modestly higher percentage of fund assets. In addition, the Vanguard funds’ contracts with external advisors typically include breakpoint pricing. As assets rise above a breakpoint threshold, advisory fees are paid at a lower rate. When a fund’s average assets decline, a smaller portion of assets is subject to the lower rate, causing the overall rate to increase. Such was the case during the past fiscal year.

And as noted in the semiannual report, the fund’s trustees approved an increase in the advisor’s base fee rate. Altogether, these developments raised the expense ratio by 7 basis points (0.07 percentage point).

6

The fund can help diversify a well-balanced portfolio
Although the stock market rallied strongly throughout most of the period covered in this report, volatility returned in the final weeks. In the short term, it’s uncertain whether the market will resume its healthy recovery or more drama will ensue.

Although we can’t control what happens in the financial markets or the economy, we can control how we react to the inevitable volatility and incessant “noise” that accompany investing. That’s why Vanguard encourages investors to create a plan that includes a mix of stocks, bonds, and short-term reserves. By investing across different asset classes, you can reduce the impact of volatility in any one of them, and that can help you to weather short-term market swings.

Diversification can help within an asset class as well. Vanguard Health Care Fund offers broad exposure to the overall health care industry together with the expertise of a premier portfolio management team at exceptionally low cost. As one component of stock holdings within a balanced portfolio, the Health Care Fund can provide an opportunity to participate in the long-term growth—and challenges—of one of the global economy’s most innovative segments.

On another matter, I would like to inform you that as of January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of its funds. Jack has agreed to serve as chairman emeritus and senior advisor.

Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 10, 2010

Advisor’s Report

Vanguard Health Care Fund’s Investor Shares gained 23.63% for the 12 months ended January 31, 2010. This compares with returns of 33.14% for the S&P 500 Index, 21.80% for the S&P Health Care Index, and 23.65%, on average, for global health/biotechnology funds.

The investment environment
As the broad U.S. stock market recovered from its low mark in March 2009, health care stocks lagged the overall gain. This is not unexpected in the context of a market rebound driven by a return to risk-seeking among investors.

Our successes
Schering-Plough’s stock price jumped significantly following news that it would merge with Merck. Merck’s outlook improved with the deal, and the combined company is now our largest holding. Pfizer shares benefited from the company’s acquisition of Wyeth. Forest Laboratories rebounded strongly on investors’ improved perception of its drug pipeline.

Our shortfalls
Genzyme shares fell sharply in March 2009 and continued to struggle throughout the year after the company reported problems with its production systems. We are hopeful Genzyme will recover this year without losing too much long-term value. Our Japanese pharmaceuticals holdings, including Astellas Pharma, Daiichi Sankyo, and Takeda Pharmaceutical, performed poorly during the period. We believe that much of this resulted from a high valuation

Portfolio Changes
Year Ended January 31, 2010

Additions	Comments
Cephalon	Augmented on weakness.
Johnson & Johnson	Patent expirations that caused concern are mostly over with.
Boston Scientific	Acquired in belief that the worst is over for the company.

Reductions	Comments
Merck	Reduced after Schering-Plough merger made it our largest position.
Schering-Plough	Eliminated through merger with Merck.
Wyeth	Eliminated through merger with Pfizer.

8

base after outperformance in 2008 and from overall weakness in the Japanese equity market.

The fund’s positioning
With the U.S. stock market having recovered significantly from the lows of a year ago, we believe 2010 is likely to be a better year for the relative performance of health care. The uncertainty about prospective changes in the U.S. health care system remains a concern, but valuations are very reasonable. We will continue to be diversified, focused on the long term, and positioned in the most attractive health care stocks.

Edward P. Owens, CFA Senior Vice President and Partner

Jean M. Hynes, CFA Senior Vice President and Global Industry Analyst

Wellington Management Company, LLP

February 11, 2010

9

Health Care Fund

Fund Profile
As of January 31, 2010

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VGHCX	VGHAX
Expense Ratio[1]	0.33%	0.25%
30-Day SEC Yield	0.73%	0.79%

Portfolio Characteristics
			DJ
			U.S. Total
		S&P Health	Market
	Fund	Care Index	Index
Number of Stocks	78	52	4,185
Median Market Cap	$29.2B	$43.8B	$29.6B
Price/Earnings Ratio	14.2x	14.9x	26.4x
Price/Book Ratio	2.3x	2.8x	2.1x
Return on Equity	18.6%	20.3%	19.2%
Earnings Growth Rate	9.1%	11.9%	7.7%
Dividend Yield	2.1%	2.0%	1.9%
Foreign Holdings	23.4%	0.0%	0.0%
Turnover Rate	6%	—	—
Short-Term Reserves	10.8%	—	—

Subindustry Diversification (% of equity exposure)
		S&P Health
	Fund	Care Index
Biotechnology	8.8%	13.0%
Consumer Staples	3.0	0.0
Health Care Distributors	5.3	3.0
Health Care Equipment	8.7	15.2
Health Care Facilities	1.3	0.2
Health Care Services	3.1	5.9
Health Care Supplies	0.5	0.4
Health Care Technology	2.3	0.3
Industrials	0.4	0.0
Life Sciences Tools &
Services	0.3	3.1
Managed Health Care	11.5	8.1
Materials	0.9	0.0
Pharmaceuticals	53.9	50.8

Volatility Measures
		DJ
		U.S. Total
	S&P Health	Market
	Care Index	Index
R-Squared	0.95	0.66
Beta	0.96	0.68

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Merck & Co. Inc.	Pharmaceuticals	6.3%
Forest Laboratories Inc.	Pharmaceuticals	4.4
Pfizer Inc.	Pharmaceuticals	4.0
Roche Holding AG	Pharmaceuticals	3.8
Abbott Laboratories	Pharmaceuticals	3.5
Eli Lilly & Co.	Pharmaceuticals	3.4
AstraZeneca PLC	Pharmaceuticals	3.4
McKesson Corp.	Health Care
	Distributors	3.2
UnitedHealth Group Inc.	Managed Health
	Care	3.1
Astellas Pharma Inc.	Pharmaceuticals	2.6
Top Ten		37.7%

The holdings listed exclude any temporary cash investments and equity index products.

Market Diversification (% of equity exposure)
Europe
Switzerland	6.1%
United Kingdom	4.2
France	3.2
Other Europe	1.7
Subtotal	15.2
Pacific
Japan	10.9%
North America
United States	73.9%

1 The expense ratios shown are from the prospectus dated May 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended January 31, 2010, the Health Care Fund’s expense ratios were 0.36% for Investor Shares and 0.29% for Admiral Shares.

10

Health Care Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2000, Through January 31, 2010
Initial Investment of $25,000

	Average Annual Total Returns
	Periods Ended January 31, 2010
				Final Value
	One	Five	Ten	of a $25,000
	Year	Years	Years	Investment
Health Care Fund Investor Shares	23.63%	6.15%	8.82%	$58,234
Dow Jones U.S. Total Stock Market
Index	36.06	0.94	-0.09	24,768
S&P Health Care Index	21.80	3.30	1.95	30,333
Global Health/Biotechnology Funds
Average	23.65	3.67	4.61	39,239

Global Health/Biotechnology Funds Average: Derived from data provided by Lipper Inc.

			Since	Final Value
	One	Five	Inception	of a $100,000
	Year	Years	(11/12/2001)	Investment
Health Care Fund Admiral Shares	23.72%	6.23%	6.47%	$167,415
Dow Jones U.S. Total Stock Market
Index	36.06	0.94	2.73	124,821
S&P Health Care Index	21.80	3.30	0.97	108,243
Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

See Financial Highlights for dividend and capital gains information.

11

Health Care Fund

Fiscal-Year Total Returns (%): January 31, 2000, Through January 31, 2010

Average Annual Total Returns: Periods Ended December 31, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/23/1984	20.96%	5.68%	9.24%
Admiral Shares	11/12/2001	21.03	5.76	6.56[1]
1 Return since inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

12

Health Care Fund

Financial Statements

Statement of Net Assets
As of January 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (89.3%)
United States (65.9%)
Biotechnology (7.8%)
*	Amgen Inc.	8,838,455	516,873
*,1	Cephalon Inc.	5,464,502	348,854
*	Genzyme Corp.	5,369,340	291,340
*,1	OSI Pharmaceuticals Inc.	3,840,873	131,435
*	Biogen Idec Inc.	2,370,000	127,364
*	Vertex
	Pharmaceuticals Inc.	1,593,800	61,202
*	Gilead Sciences Inc.	700,000	33,789
*	Amylin
	Pharmaceuticals Inc.	1,657,200	29,796
*	Onyx Pharmaceuticals Inc.	807,200	23,215
*	United Therapeutics Corp.	222,000	13,225
*	Cubist Pharmaceuticals Inc.	586,542	12,018
			1,589,111
Chemicals (0.8%)
	Sigma-Aldrich Corp.	3,480,000	166,518

Food & Staples Retailing (2.0%)
	Walgreen Co.	11,300,000	407,365

Health Care Equipment & Supplies (8.1%)
*	St. Jude Medical Inc.	8,910,900	336,208
	Medtronic Inc.	6,814,900	292,291
	Becton Dickinson and Co.	3,402,500	256,447
	Beckman Coulter Inc.	2,511,784	164,195
	Baxter International Inc.	2,700,000	155,493
*	Boston Scientific Corp.	11,200,000	96,656
*	CareFusion Corp.	3,268,354	84,160
	DENTSPLY
	International Inc.	2,485,400	83,336
*	Hospira Inc.	1,395,070	70,646
	Covidien PLC	1,150,000	58,144

			Market
			Value•
		Shares	($000)
*	Zimmer Holdings Inc.	500,000	28,160
	STERIS Corp.	803,083	20,944
			1,646,680
Health Care Providers & Services (18.8%)
	McKesson Corp.	11,189,900	658,190
	UnitedHealth Group Inc.	19,085,100	629,808
*	WellPoint Inc.	6,602,400	420,705
*	Humana Inc.	7,894,800	383,845
	Quest Diagnostics Inc.	5,785,400	322,073
	CIGNA Corp.	7,810,600	263,764
	Cardinal Health Inc.	6,536,708	216,169
*,1	Coventry Health Care Inc.	8,957,500	204,948
*	Laboratory Corp. of
	America Holdings	2,731,360	194,200
	Universal Health
	Services Inc. Class B	4,320,800	125,995
*	Health Net Inc.	4,663,458	113,135
*,1	Health Management
	Associates Inc. Class A	15,756,900	104,626
	Owens & Minor Inc.	2,000,000	80,180
	Aetna Inc.	2,050,000	61,438
*	DaVita Inc.	304,600	18,203
*	WellCare Health Plans Inc.	449,000	14,000
			3,811,279
Health Care Technology (2.1%)
*	Cerner Corp.	3,150,000	238,297
	IMS Health Inc.	8,547,400	184,966
			423,263
Household Products (0.1%)
*	Energizer Holdings Inc.	337,300	18,720

Life Sciences Tools & Services (0.3%)
*,1	PAREXEL
	International Corp.	3,140,400	60,735

Machinery (0.3%)
	Pall Corp.	2,104,600	72,546

13

	Health Care Fund

			Market
			Value•
		Shares	($000)
	Personal Products (0.6%)
	Mead Johnson
	Nutrition Co.	2,621,937	118,590

	Pharmaceuticals (25.0%)
	Merck & Co. Inc.	33,630,248	1,284,003
*,1	Forest Laboratories Inc.	30,133,000	893,142
	Pfizer Inc.	43,259,788	807,228
	Abbott Laboratories	13,300,000	704,102
	Eli Lilly & Co.	19,879,900	699,772
	Bristol-Myers Squibb Co.	9,078,361	221,149
	Johnson & Johnson	3,400,000	213,724
	Perrigo Co.	3,975,000	176,013
*	Watson
	Pharmaceuticals Inc.	1,900,000	72,903
*	Warner Chilcott PLC
	Class A	232,200	6,346
			5,078,382
	Total United States		13,393,189
	International (23.4%)
	Belgium (0.4%)
	UCB SA	1,644,146	73,502

	Denmark (0.2%)
	Novo Nordisk A/S Class B	700,000	47,362

	France (2.9%)
	Sanofi-Aventis SA	6,926,233	512,157
	Ipsen SA	1,400,000	75,278
			587,435
	Germany (0.6%)
	Bayer AG	1,394,656	95,325
	Fresenius Medical Care
	AG & Co. KGaA	611,950	31,018
			126,343
	Ireland (0.3%)
*	Elan Corp. PLC ADR	8,262,700	61,557

	Japan (9.7%)
	Astellas Pharma Inc.	14,265,700	526,144
	Takeda
	Pharmaceutical Co. Ltd.	9,649,900	423,301
	Eisai Co. Ltd.	8,993,700	334,384
	Daiichi Sankyo Co. Ltd.	12,251,500	254,612
	Shionogi & Co. Ltd.	10,126,000	208,681
	Mitsubishi Tanabe
	Pharma Corp.	6,850,000	97,039
	Chugai
	Pharmaceutical Co. Ltd.	4,101,800	73,239
	Ono
	Pharmaceutical Co. Ltd.	960,000	42,718
	Terumo Corp.	200,000	11,212
			1,971,330

		Market
		Value•
	Shares	($000)
Switzerland (5.5%)
Roche Holding AG	4,113,977	690,206
Novartis AG	6,369,880	340,883
Roche Holding AG (Bearer)	464,320	80,537
		1,111,626
United Kingdom (3.8%)
AstraZeneca PLC	14,881,500	690,743
GlaxoSmithKline
PLC ADR	1,942,381	75,772
		766,515
Total International		4,745,670
Total Common Stocks
(Cost $12,870,186)		18,138,859
Temporary Cash Investments (10.8%)

	Face
	Amount
	($000)
Repurchase Agreements (7.6%)
Banc of America
Securities, LLC 0.120%,
2/1/10 (Dated 1/29/09,
Repurchase Value
$498,705,000, collateralized
by Federal National
Mortgage Assn.
4.000%–6.000%,
6/1/24–12/1/48 and
Federal Home Loan
Mortgage Corp.
5.000%, 8/1/24)	498,700	498,700
Barclays Capital Inc. 0.110%,
2/1/10 (Dated 1/29/09,
Repurchase Value
$935,509,000, collateralized
by Federal Home Loan
Mortgage Corp.
4.500%–6.500%,
4/1/18–6/1/39 and Federal
National Mortgage Assn.
4.047%–6.500%,
10/1/18–2/1/48)	935,500	935,500
Credit Suisse Securities
(USA) LLC 0.120%, 2/1/10
(Dated 1/29/09, Repurchase
Value $102,001,000,
collateralized by Federal
National Mortgage Assn.
4.500%–7.000%,
12/1/23–1/1/40)	102,000	102,000
		1,536,200

14

Health Care Fund

	Face	Market
	Amount	Value•
	($000)	($000)
U.S. Government and Agency Obligations (1.2%)
2 Fannie Mae Discount
Notes, 0.180%, 5/25/10	250,000	249,903

Commercial Paper (2.0%)
General Electric
Capital Services Inc.,
0.180%, 4/20/10	200,000	199,888
General Electric Co.,
0.150%, 2/16/10	200,000	199,987
		399,875
Total Temporary Cash Investments
(Cost $2,185,968)		2,185,978
Total Investments (100.1%)
(Cost $15,056,154)		20,324,837
Other Assets and Liabilities (-0.1%)
Other Assets		51,104
Liabilities		(64,262)
		(13,158)
Net Assets (100%)		20,311,679

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value		20,324,837
Receivables for Investment
Securities Sold		15,462
Receivables for Capital Shares Issued		13,836
Income Receivable		8,527
Other Assets		13,279
Total Assets		20,375,941
Liabilities
Payables for Capital Shares Redeemed		11,548
Other Liabilities		52,714
Total Liabilities		64,262
Net Assets		20,311,679

At January 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	14,886,379
Overdistributed Net Investment Income	(25,007)
Accumulated Net Realized Gains	180,855
Unrealized Appreciation (Depreciation)
Investment Securities	5,268,683
Foreign Currencies	769
Net Assets	20,311,679

Investor Shares—Net Assets
Applicable to 97,387,116 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	11,692,236
Net Asset Value Per Share—
Investor Shares	$120.06

Admiral Shares—Net Assets
Applicable to 170,117,109 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	8,619,443
Net Asset Value Per Share—
Admiral Shares	$50.67

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Health Care Fund

Statement of Operations

Year Ended
January 31, 2010
($000)
Investment Income
Income
Dividends[1],2	379,756
Interest	2,119
Security Lending	4,236
Total Income	386,111
Expenses
Investment Advisory Fees—Note B	26,298
The Vanguard Group—Note C
Management and Administrative—Investor Shares	19,778
Management and Administrative—Admiral Shares	9,530
Marketing and Distribution—Investor Shares	2,057
Marketing and Distribution—Admiral Shares	1,446
Custodian Fees	296
Auditing Fees	25
Shareholders’ Reports and Proxies—Investor Shares	798
Shareholders’ Reports and Proxies—Admiral Shares	115
Trustees’ Fees and Expenses	40
Total Expenses	60,383
Net Investment Income	325,728
Realized Net Gain (Loss)
Investment Securities Sold[2]	346,859
Foreign Currencies	18
Realized Net Gain (Loss)	346,877
Change in Unrealized Appreciation (Depreciation)
Investment Securities	3,255,078
Foreign Currencies	831
Change in Unrealized Appreciation (Depreciation)	3,255,909
Net Increase (Decrease) in Net Assets Resulting from Operations	3,928,514

1	Dividends are net of foreign withholding taxes of $16,822,000.
2	Dividend income and realized net gain (loss) from affiliated companies of the fund were $0 and ($7,720,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Health Care Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	325,728	358,569
Realized Net Gain (Loss)	346,877	1,460,834
Change in Unrealized Appreciation (Depreciation)	3,255,909	(5,975,753)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,928,514	(4,156,350)
Distributions
Net Investment Income
Investor Shares	(169,451)	(187,362)
Admiral Shares	(130,015)	(143,549)
Realized Capital Gain[1]
Investor Shares	(70,199)	(936,594)
Admiral Shares	(51,618)	(684,776)
Total Distributions	(421,283)	(1,952,281)
Capital Share Transactions
Investor Shares	(827,665)	(324,652)
Admiral Shares	(422,405)	(339,252)
Net Increase (Decrease) from Capital Share Transactions	(1,250,070)	(663,904)
Total Increase (Decrease)	2,257,161	(6,772,535)
Net Assets
Beginning of Period	18,054,518	24,827,053
End of Period[2]	20,311,679	18,054,518

1	Includes fiscal 2010 and 2009 short-term gain distributions totaling $32,329,000 and $47,615,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2	Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($25,007,000) and ($36,939,000).

See accompanying Notes, which are an integral part of the Financial Statements.

17

Health Care Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$99.12	$133.80	$149.69	$143.39	$123.84
Investment Operations
Net Investment Income	1.902	1.998	2.766[1]	1.953	1.753
Net Realized and Unrealized Gain (Loss)
on Investments	21.530	(25.229)	(5.317)	13.107	24.424
Total from Investment Operations	23.432	(23.231)	(2.551)	15.060	26.177
Distributions
Dividends from Net Investment Income	(1.761)	(1.925)	(2.747)	(2.100)	(1.542)
Distributions from Realized Capital Gains	(.731)	(9.524)	(10.592)	(6.660)	(5.085)
Total Distributions	(2.492)	(11.449)	(13.339)	(8.760)	(6.627)
Net Asset Value, End of Period	$120.06	$99.12	$133.80	$149.69	$143.39

Total Return[2]	23.63%	-17.44%	-1.97%	10.85%	21.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,692	$10,478	$14,314	$16,662	$17,198
Ratio of Total Expenses to
Average Net Assets	0.36%	0.29%	0.26%	0.25%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.73%	1.64%	1.78%[1]	1.33%	1.29%
Portfolio Turnover Rate	6%	12%	9%	8%	14%

1

Net investment income per share and the ratio of net investment income to average net assets include $0.585 and 0.40%, respectively, resulting from a special dividend from Health Management Associates Class A in March 2007.

2

Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Health Care Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$41.83	$56.47	$63.19	$60.52	$52.25
Investment Operations
Net Investment Income	.835	.879	1.220[1]	.877	.779
Net Realized and Unrealized Gain
(Loss) on Investments	9.091	(10.648)	(2.257)	5.542	10.328
Total from Investment Operations	9.926	(9.769)	(1.037)	6.419	11.107
Distributions
Dividends from Net Investment Income	(.777)	(.852)	(1.212)	(.938)	(.690)
Distributions from Realized Capital Gains	(.309)	(4.019)	(4.471)	(2.811)	(2.147)
Total Distributions	(1.086)	(4.871)	(5.683)	(3.749)	(2.837)
Net Asset Value, End of Period	$50.67	$41.83	$56.47	$63.19	$60.52

Total Return[2]	23.72%	-17.38%	-1.90%	10.96%	21.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,619	$7,576	$10,513	$10,819	$9,123
Ratio of Total Expenses to
Average Net Assets	0.29%	0.22%	0.18%	0.17%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.80%	1.71%	1.86%[1]	1.41%	1.40%
Portfolio Turnover Rate	6%	12%	9%	8%	14%

1

Net investment income per share and the ratio of net investment income to average net assets include $0.247 and 0.40%, respectively, resulting from a special dividend from Health Management Associates Class A in March 2007.

2	Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Health Care Fund

Notes to Financial Statements

Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

20

Health Care Fund

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2010, the investment advisory fee represented an effective annual rate of 0.14% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2010, the fund had contributed capital of $4,034,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 1.61% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

21

Health Care Fund

The following table summarizes the fund’s investments as of January 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—U.S.	13,393,189	—	—
Common Stocks—International	137,330	4,608,340	—
Temporary Cash Investments	—	2,185,978	—
Total	13,530,519	6,794,318	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2010, the fund realized net foreign currency gains of $18,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to overdistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $14,348,000 from overdistributed net investment income, and $15,147,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at January 31, 2010, the fund had $15,276,000 of ordinary income and $199,210,000 of long-term capital gains available for distribution.

At January 31, 2010, the cost of investment securities for tax purposes was $15,075,333,000. Net unrealized appreciation of investment securities for tax purposes was $5,249,504,000, consisting of unrealized gains of $6,220,010,000 on securities that had risen in value since their purchase and $970,506,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2010, the fund purchased $975,414,000 of investment securities and sold $3,532,098,000 of investment securities, other than temporary cash investments.

22

Health Care Fund

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	682,184	6,337	683,036	5,807
Issued in Lieu of Cash Distributions	228,626	1,898	1,073,783	10,605
Redeemed[1]	(1,738,475)	(16,563)	(2,081,471)	(17,676)
Net Increase (Decrease)—Investor Shares	(827,665)	(8,328)	(324,652)	(1,264)
Admiral Shares
Issued	545,366	11,748	478,417	9,423
Issued in Lieu of Cash Distributions	162,555	3,200	738,966	17,282
Redeemed[1]	(1,130,326)	(25,942)	(1,556,635)	(31,749)
Net Increase (Decrease)—Admiral Shares	(422,405)	(10,994)	(339,252)	(5,044)
1 Net of redemption fees for fiscal 2010 and 2009 of $790,000 and $1,038,000, respectively (fund totals).

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Jan. 31, 2009		Proceeds from		Jan. 31, 2010
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Cephalon Inc.	NA1	222,237	12,859	—	348,854
Coventry Health Care Inc.	142,015	—	8,055	—	204,948
Forest Laboratories Inc.	754,530	—	—	—	893,142
Health Management
Associates Inc. Class A	25,053	—	—	—	104,626
OSI Pharmaceuticals Inc.	123,888	12,200	1,752	—	131,435
PAREXEL International Corp.	31,059	—	—	—	60,735
	1,076,545				1,743,740
1 Not applicable—At January 31, 2009, the issuer was not an affiliated company of the fund.

I. In preparing the financial statements as of January 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Health Care Fund:

In our opinion, the accompanying statements of net assets and of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Health Care Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2010 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 16, 2010

Special 2009 tax information (unaudited) for Vanguard Health Care Fund

This information for the fiscal year ended January 31, 2010, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $103,075,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $331,802,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 60.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2010. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Health Care Fund Investor Shares
Periods Ended January 31, 2010
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	23.63%	6.15%	8.82%
Returns After Taxes on Distributions	23.26	5.06	7.54
Returns After Taxes on Distributions and Sale of Fund Shares	15.86	5.16	7.37

Total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended January 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Health Care Fund	7/31/2009	1/31/2010	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,127.68	$1.82
Admiral Shares	1,000.00	1,128.02	1.50
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.49	$1.73
Admiral Shares	1,000.00	1,023.79	1.43

These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.34% for Investor Shares and 0.28% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years: Chairman
Born 1957. Trustee Since July 2009. Chairman of the	and Chief Executive Officer (retired 2009) and
Board. Principal Occupation(s) During the Past Five	President (2006–2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Board Member of American Chemistry
Inc., and of each of the investment companies served	Council; Director of Tyco International, Ltd. (diversified
by The Vanguard Group, since January 2010; Director	manufacturing and services) and Hewlett-Packard Co.
of The Vanguard Group since 2008; Chief Executive	(electronic computer manufacturing); Trustee of The
Officer and President of The Vanguard Group and of	Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Browne Distinguished Professor of Political Science
Independent Trustees	in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Emerson U. Fullwood	nication and the Graduate School of Education of
Born 1948. Trustee Since January 2008. Principal	the University of Pennsylvania; Director of Carnegie
Occupation(s) During the Past Five Years: Executive	Corporation of New York, Schuylkill River Development
Chief Staff and Marketing Officer for North America	Corporation, and Greater Philadelphia Chamber of
and Corporate Vice President (retired 2008) of Xerox	Commerce; Trustee of the National Constitution Center.
Corporation (photocopiers and printers); Director of
SPX Corporation (multi-industry manufacturing), the
United Way of Rochester, the Boy Scouts of America,
Amerigroup Corporation (direct health and medical
insurance carriers), and Monroe Community College
Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008–2009) of	(1988–2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and the Columbus Community Education Coalition;	Director of The Vanguard Group, Inc., since 2006;
Chairman of the Advisory Council for the College of	General Counsel of The Vanguard Group since 2005;
Arts and Letters at the University of Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997–2006).
Gund Professor of Finance and Banking, Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Deputy Chairman	Chairman Emeritus and Senior Advisor
of the Federal Reserve Bank of Cleveland; Trustee
of University Hospitals of Cleveland, The Cleveland	John J. Brennan
Museum of Art, and Case Western Reserve University.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	Founder
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	John C. Bogle
President of Corning Technologies (2001–2005);	Chairman and Chief Executive Officer, 1974–1996
Director of Corning Incorporated and Dow Corning;
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. The guidelines are also
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addition, you may obtain a free report on how your fund
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months ended June 30. To get the report, visit either
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You can review and copy information about your fund at
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find out more about this public service, call the SEC at
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Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q520 032010

Vanguard REIT Index Fund
Annual Report

January 31, 2010

> Vanguard REIT Index Fund returned about 49% for the fiscal year ended January 31, 2010.

> The fund’s return was in line with that of its target index and slightly better than the average return of its peer group.

> REITs made an impressive comeback in recent months, significantly outperforming the broad stock market for the 12-month period.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	8
Financial Statements.	11
Your Fund’s After-Tax Returns.	28
About Your Fund’s Expenses.	29
Glossary.	31

REIT Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2010
Total
Returns
Vanguard REIT Index Fund
Investor Shares	48.51%
Admiral™ Shares	48.73
Signal® Shares	48.68
Institutional Shares	48.90
ETF Shares
Market Price	47.83
Net Asset Value	48.74
U.S. REIT Spliced Index	48.06
Real Estate Funds Average	47.69

U.S. REIT Spliced Index: MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.

Real Estate Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares are a lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund. Signal Shares also carry lower costs and are available to certain institutional shareholders who meet specific administrative, service, and account-size criteria. Institutional Shares also carry lower costs and are available for a minimum investment of $5 million. These Vanguard ETF® Shares are traded on the NYSE Arca exchange and are available only through brokers. The table shows ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

Your Fund’s Performance at a Glance
January 31, 2009 , Through January 31, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital	Return of
	Share Price	Share Price	Dividends	Gains	Capital
Vanguard REIT Index Fund
Investor Shares	$10.02	$14.05	$0.481	$0.000	$0.158
Admiral Shares	42.74	59.95	2.094	0.000	0.688
Signal Shares	11.41	16.00	0.559	0.000	0.183
Institutional Shares	6.61	9.28	0.326	0.000	0.107
ETF Shares	30.14	42.30	1.478	0.000	0.486

1

Chairman’s Letter

Dear Shareholder,

At the start of the fiscal year, the United States was in the midst of the biggest economic crisis in decades and stock prices had fallen to historic lows. In mid-March, however, the market staged an impressive rally and stock prices began to soar. By January 31, the broad U.S. stock market had rebounded dramatically, returning about 36%.

REITs performed even better than the broad market for the 12-month period, and Vanguard REIT Index Fund posted a total return of about 49%. The fund’s returns were in line with those of its target index.

If you own the fund in a taxable account, you may wish to review information about its after-tax returns provided later in this report.

Remarkable rally loses steam at year-end
The stock market began the fiscal year under severe pressure from the global financial crisis and a stalled U.S. economy. After a dismal showing in February 2009, however, U.S. equities turned the corner in early March and kept surging until the fiscal year’s final weeks, when the major market indexes pulled back a bit. During the nine months, the federal government’s stimulus plan took hold, companies began to repair their balance sheets, and investors increased their appetite for risk—the riskier the better, it seemed.

2

The stock market’s exuberance overshot the pace of economic recovery, which slowly improved as the year progressed. It wasn’t until the third calendar quarter that the recession appeared to be ending, yet double-digit unemployment still weighed on the economy.

International markets traced an even steeper line upward than their U.S. counterpart for most of the fiscal year. They recovered strongly through 2009 and into 2010, before dropping in the latter half of January amid concerns about the strength of the global recovery. The most impressive international returns came from emerging markets, with especially strong results from Brazil and China.

Although the fiscal year’s returns were a welcome relief for stock investors worldwide, the severity of the financial crisis continues to depress the longer-term record, especially for U.S. stocks.

Bond returns traced very different courses
The U.S. government’s programs also soothed parts of the bond market as the fiscal year progressed. At the start of the period, the difference between the yields of corporate bonds and those of U.S. Treasuries had widened almost to levels last seen in the 1930s, an indication of just how unwilling investors were to take on risk. As the threat of a depression receded, however, confidence returned

Market Barometer

		Average Annual Total Returns
		Periods Ended January 31, 2010
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	34.81%	-7.10%	0.57%
Russell 2000 Index (Small-caps)	37.82	-7.74	0.61
Dow Jones U.S. Total Stock Market Index	36.06	-6.72	0.94
MSCI All Country World Index ex USA (International)	48.28	-4.76	5.61

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.51%	6.60%	5.16%
Barclays Capital Municipal Bond Index	9.49	4.68	4.23
Citigroup Three-Month U.S. Treasury Bill Index	0.15	2.07	2.84

CPI
Consumer Price Index	2.63%	2.30%	2.59%

3

and investors flocked to the lowest-quality, highest-yielding bonds, passing over conservative Treasuries, the previous year’s favorite.

For the 12 months ended January 31, the broad taxable bond market returned 8.51%, municipal bonds returned about 9%, and high-yield corporate bonds delivered a stunning 51%. Meanwhile, Treasury returns were negative to lackluster, depending on their maturity.

While the Federal Reserve’s monetary policies seemed to help the stock market and most areas of the bond market, the policies exacted a heavy price from money market investors. The Fed kept the federal funds rate––the interest rate that banks charge one another for overnight lending, a benchmark for the market’s short-term rates––between 0% and 0.25% during the entire fiscal year.

Although the Fed said it planned to maintain those rates for an “extended period,” it recently indicated that it was ready to wind down emergency measures and would halt its purchase of agency mortgage-backed securities and debt in the coming months.

Beaten down since 2007, REIT stocks rebounded sharply
When the subprime mortgage crisis started unfolding in the latter half of 2007, REITs were among the hardest-hit stocks. This trend continued in 2008, when real

Expense Ratios
Your Fund Compared With Its Peer Group
						Peer
	Investor	Admiral	Signal	Institutional	ETF	Group
	Shares	Shares	Shares	Shares	Shares	Average
REIT Index Fund	0.26%	0.15%	0.15%	0.10%	0.15%	1.43%

The fund expense ratios shown are from the prospectuses dated May 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended January 31, 2010, the fund’s expense ratios were 0.26% for Investor Shares, 0.13% for Admiral Shares, 0.14% for Signal Shares, 0.09% for Institutional Shares, and 0.13% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Real Estate Funds.

4

estate investment trusts experienced one of their worst years on record. However, when the stock market began to soar last March, REIT stocks rose right along with it. By the end of the fiscal year, REITs had staged a significant comeback.

All areas of the REIT market turned in positive results for the fiscal year, a stark contrast to the fiscal year ended January 2009, when almost all REITs posted declines. The biggest contributors to performance included specialized REITs and retail REITs, which together accounted for more than 50% of the fund’s holdings, on average, during the period.

Specialized REITs, which include hotels and hospitality properties, benefited as consumers began traveling again. On the same note, retail REITs—among the worst sufferers during the financial crisis—received a boost as consumer spending slowly resumed.

Solid long-term results despite the recent volatility
Over the past decade, the REIT Index Fund’s Investor Shares have returned an impressive 9.74% per year, although the path to that result has hardly been smooth, punctuated by unnerving declines and outsized gains. The fund has captured

Total Returns
Ten Years Ended January 31, 2010
Average
Annual Return
REIT Index Fund Investor Shares	9.74%
U.S. REIT Spliced Index	9.75
Real Estate Funds Average	9.05

U.S. REIT Spliced Index: MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.

Real Estate Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

the ups, downs, and ultimately strong long-term returns of the REIT market by closely tracking its benchmark index through real estate booms and busts.

That close tracking is a credit to the portfolio’s advisor, Vanguard Quantitative Equity Group, which has more than 25 years of indexing experience. These long-tenured professionals have developed sophisticated portfolio construction and trading methodologies to help Vanguard deliver excellent index fund management in a variety of marketplaces and market environments. The group’s efforts are made easier by the fund’s low operating expenses.

REITs can help diversify a well-balanced portfolio
Although the stock market rallied strongly throughout most of the period covered in this report, volatility returned in the fiscal year’s final weeks. In the short term, it’s uncertain whether the market will resume its healthy recovery or more drama will ensue.

While we can’t control the markets or the economy, we can control how we react to the inevitable volatility and incessant “noise” that accompany investing. At Vanguard, we advocate a balanced approach that includes holding stock, bond, and money market funds in proportions adapted to your goals and unique financial circumstances.

The REIT Index Fund boasts extremely low costs and invests in a broad range of REITs. For these reasons, we believe that a modest allocation to the portfolio can provide diversification to a well-balanced investment program, as long as investors understand the sharp ups and downs that may come with investing in a particular market sector.

On another matter, I would like to inform you that as of January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of its funds. Jack has agreed to serve as chairman emeritus and senior advisor.

Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 12, 2010

6

REIT Index Fund

Fund Profile
As of January 31, 2010

Share-Class Characteristics
	Investor	Admiral	Signal	Institutional	ETF
	Shares	Shares	Shares	Shares	Shares
Ticker Symbol	VGSIX	VGSLX	VGRSX	VGSNX	VNQ
Expense Ratio1	0.26%	0.15%	0.15%	0.10%	0.15%

Portfolio Characteristics
			DJ
			U.S. Total
		MSCI US	Market
	Fund	REIT Index	Index
Number of Stocks	98	97	4,185
Median Market Cap	$3.8B	$3.8B	$29.6B
Price/Earnings Ratio	339.1x	343.6x	26.4x
Price/Book Ratio	1.6x	1.6x	2.1x
Return on Equity	8.0%	8.0%	19.2%
Earnings Growth Rate	-6.5%	-6.5%	7.7%
Dividend Yield	4.5%	4.5%	1.9%
Turnover Rate	16%	—	—
Short-Term Reserves	0.5%	—	—

Subindustry Diversification (% of equity exposure)
		MSCI US
	Fund	REIT Index
Diversified REITs	8.8%	8.9%
Industrial REITs	5.9	5.9
Office REITs	17.5	17.5
Residential REITs	15.3	15.3
Retail REITs	24.9	24.9
Specialized REITs	27.6	27.5

Volatility Measures
	U.S.	DJ
	REIT	U.S. Total
	Spliced	Market
	Index	Index
R-Squared	1.00	0.69
Beta	1.00	1.61

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

U.S. REIT Spliced Index: MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.

Ten Largest Holdings (% of total net assets)
Simon Property Group	Retail REITs
Inc.		9.6%
Vornado Realty Trust	Diversified REITs	4.9
Public Storage	Specialized REITs	4.7
Boston Properties Inc.	Office REITs	4.2
Equity Residential	Residential REITs	4.1
HCP Inc.	Specialized REITs	3.9
Ventas Inc.	Specialized REITs	3.1
Host Hotels & Resorts	Specialized REITs
Inc.		3.1
AvalonBay Communities	Residential REITs
Inc.		2.9
ProLogis	Industrial REITs	2.6
Top Ten		43.1%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectuses dated May 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended January 31, 2010, the fund’s expense ratios were 0.26% for Investor Shares, 0.13% for Admiral Shares, 0.14% for Signal Shares, 0.09% for Institutional Shares, and 0.13% for ETF Shares.

7

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2000, Through January 31, 2010
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2010
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
REIT Index Fund Investor Shares	48.51%	1.27%	9.74%	$25,320
Dow Jones U.S. Total Stock Market
Index	36.06	0.94	-0.09	9,907
U.S. REIT Spliced Index	48.06	1.21	9.75	25,348
Real Estate Funds Average	47.69	-0.12	9.05	23,786

U.S. REIT Spliced Index: MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.

Real Estate Funds Average: Derived from data provided by Lipper Inc.

			Since	Final Value
	One	Five	Inception	of a $100,000
	Year	Years	(11/12/2001)	Investment
REIT Index Fund Admiral Shares	48.73%	1.36%	8.22%	$191,416
Dow Jones U.S. Total Stock Market
Index	36.06	0.94	2.73	124,821
U.S. REIT Spliced Index	48.06	1.21	8.12	190,032
Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

See Financial Highlights for dividend and capital gains information.

8

REIT Index Fund

			Since	Final Value
	One		Inception	of a $1,000,000
	Year		(6/4/2007)	Investment
REIT Index Fund Signal Shares	48.68%		-16.26%	$623,705
Dow Jones U.S. Total Stock Market
Index	36.06		-10.12	752,999
U.S. REIT Spliced Index	48.06		-16.49	619,131
Performance for the fund’s Signal Shares and comparative standards is calculated since the Signal Shares’ inception.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(12/2/2003)	Investment
REIT Index Fund Institutional
Shares	48.90%	1.39%	4.48%	$6,551,375
Dow Jones U.S. Total Stock Market
Index	36.06	0.94	2.87	5,951,090
U.S. REIT Spliced Index	48.06	1.21	4.32	6,488,636
Performance for the fund’s Institutional Shares and comparative standards is calculated since the Institutional Shares’ inception.

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(9/23/2004)	Investment
REIT Index Fund
ETF Shares Net Asset Value	48.74%	1.37%	2.59%	$11,469
Dow Jones U.S. Total Stock Market Index	36.06	0.94	2.37	11,338
U.S. REIT Spliced Index	48.06	1.21	2.44	11,378
Performance for the fund’s ETF Shares and comparative standards is calculated since the ETF Shares’ inception.

For more information about how the ETF Shares' market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Cumulative Returns of ETF Shares: September 23, 2004, Through January 31, 2010
			Since
	One	Five	Inception
	Year	Years	(9/23/2004)
REIT Index Fund
ETF Shares Market Price	47.83%	6.96%	14.60%
REIT Index Fund
ETF Shares Net Asset Value	48.74	7.06	14.69
U.S. REIT Spliced Index	48.06	6.18	13.78
Performance for the fund’s ETF Shares and comparative standards is calculated since the ETF Shares’ inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

9

REIT Index Fund

Fiscal-Year Total Returns (%): January 31, 2000, Through January 31, 2010

Average Annual Total Returns: Periods Ended December 31, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/13/1996	29.58%	0.59%	10.40%
Admiral Shares	11/12/2001	29.76	0.69	9.04[1]
Signal Shares	6/4/2007	29.82	—	-14.94[1]
Institutional Shares	12/2/2003	29.76	0.71	5.49[1]
ETF Shares	9/23/2004
Market Price		30.17	0.72	3.73[1]
Net Asset Value		29.74	0.69	3.71[1]
1 Return since inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

10

REIT Index Fund

Financial Statements

Statement of Net Assets
As of January 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Real Estate Investment Trusts (99.3%)[1]
Diversified REITs (8.8%)
	Vornado Realty Trust	8,293,335	536,413
2	Liberty Property Trust	5,710,927	173,612
	Washington Real Estate
	Investment Trust	2,979,487	78,033
	PS Business Parks Inc.	977,266	46,791
	Colonial Properties Trust	3,144,666	34,623
	Cousins Properties Inc.	4,317,527	33,072
	Investors Real Estate Trust	3,672,008	32,057
	CapLease Inc.	2,525,377	11,591
	Winthrop Realty Trust	688,347	8,570
*	Gramercy Capital Corp.	2,162,777	7,051
			961,813
Industrial REITs (5.8%)
	ProLogis	22,648,695	285,374
2	AMB Property Corp.	7,480,521	179,533
2	DCT Industrial Trust Inc.	10,451,501	51,735
2	EastGroup Properties Inc.	1,327,942	50,807
2	DuPont Fabros
	Technology Inc.	2,134,470	35,475
	First Potomac Realty Trust	1,463,835	19,908
*	First Industrial
	Realty Trust Inc.	2,842,481	14,553
			637,385
Office REITs (17.4%)
2	Boston Properties Inc.	7,088,440	459,827
2	SL Green Realty Corp.	3,930,039	178,778
	Digital Realty Trust Inc.	3,699,999	177,600
2	Alexandria Real Estate
	Equities Inc.	2,221,500	132,690
2	Mack-Cali Realty Corp.	4,006,916	130,706
2	Duke Realty Corp.	11,455,859	129,680
2	Highwoods Properties Inc.	3,624,533	109,497
2	Corporate Office
	Properties Trust SBI	2,967,533	105,911
2	HRPT Properties Trust	11,442,633	76,322
2	Brandywine Realty Trust	6,576,917	73,859
2	BioMed Realty Trust Inc.	5,018,662	73,122

			Market
			Value•
		Shares	($000)
	Douglas Emmett Inc.	4,971,136	68,751
2	Kilroy Realty Corp.	2,207,138	63,764
	Franklin Street
	Properties Corp.	3,612,920	45,378
	Lexington Realty Trust	4,797,667	28,546
	Government Properties
	Income Trust	1,109,324	25,747
2	Parkway Properties Inc.	1,105,497	23,028
			1,903,206
Residential REITs (15.1%)
2	Equity Residential	14,013,673	449,138
2	AvalonBay
	Communities Inc.	4,088,662	313,232
2	Camden Property Trust	3,279,851	127,160
2	UDR Inc.	7,700,898	119,826
	Essex Property Trust Inc.	1,442,190	114,928
2	Apartment Investment &
	Management Co.	5,986,768	91,957
	BRE Properties Inc.	2,701,838	86,648
2	Home Properties Inc.	1,690,210	74,927
	Equity Lifestyle
	Properties Inc.	1,473,115	71,181
2	American Campus
	Communities Inc.	2,669,553	68,501
2	Mid-America Apartment
	Communities Inc.	1,443,718	67,739
2	Post Properties Inc.	2,449,220	43,719
	Sun Communities Inc.	904,308	16,377
	Education Realty Trust Inc.	2,712,278	14,321
			1,659,654
Retail REITs (24.7%)
2	Simon Property
	Group Inc.	14,575,632	1,049,446
2	Kimco Realty Corp.	20,549,175	259,331
2	Federal Realty
	Investment Trust	3,115,784	200,594
2	Regency Centers Corp.	4,517,371	151,287
2	Macerich Co.	4,835,097	149,163
^,2	Realty Income Corp.	5,333,970	148,978

11

REIT Index Fund

			Market
			Value•
		Shares	($000)
	Weingarten
	Realty Investors	5,820,823	108,675
2	Taubman Centers Inc.	2,717,202	86,027
2	National Retail
	Properties Inc.	4,128,622	83,398
2	Tanger Factory
	Outlet Centers	2,036,510	77,998
	CBL & Associates
	Properties Inc.	6,699,006	66,990
	Developers Diversified
	Realty Corp.	7,015,089	57,874
^	Equity One Inc.	2,207,872	36,982
	Inland Real Estate Corp.	3,880,591	32,752
	Acadia Realty Trust	1,928,163	30,716
*	Alexander’s Inc.	104,454	30,531
	Saul Centers Inc.	686,606	24,471
	Getty Realty Corp.	949,180	20,474
^	Pennsylvania Real Estate
	Investment Trust	2,102,935	18,842
	Cedar Shopping
	Centers Inc.	2,302,978	16,075
	Ramco-Gershenson
	Properties Trust	1,492,479	14,208
	Urstadt Biddle
	Properties Inc. Class A	816,103	12,233
2	Kite Realty Group Trust	3,220,974	12,207
	Glimcher Realty Trust	3,307,235	10,649
	Urstadt Biddle
	Properties Inc.	69,255	973
			2,700,874
Specialized REITs (27.5%)
	Public Storage	6,502,900	514,900
2	HCP Inc.	14,872,812	421,644
2	Ventas Inc.	8,006,814	337,888
2	Host Hotels &
	Resorts Inc.	31,771,770	336,781
	Health Care REIT Inc.	6,126,593	263,443
	Nationwide Health
	Properties Inc.	5,489,324	180,928
2	Hospitality
	Properties Trust	6,246,769	138,178
2	Senior Housing
	Properties Trust	6,494,186	135,404
2	Omega Healthcare
	Investors Inc.	4,259,002	79,686
2	Entertainment
	Properties Trust	2,149,145	75,027
2	LaSalle Hotel Properties	3,250,852	65,505
2	Healthcare Realty
	Trust Inc.	3,036,121	63,667
	Extra Space Storage Inc.	4,200,328	47,674
2	Sovran Self Storage Inc.	1,379,390	46,761
	DiamondRock
	Hospitality Co.	5,681,987	46,251

			Market
			Value•
		Shares	($000)
*	Sunstone Hotel
	Investors Inc.	4,867,576	41,812
2	Medical Properties
	Trust Inc.	4,100,520	41,046
	National Health
	Investors Inc.	1,199,582	40,810
	U-Store-It Trust	4,081,363	28,243
	LTC Properties Inc.	1,066,967	27,080
	Universal Health
	Realty Income Trust	577,570	19,175
	Hersha Hospitality Trust	4,628,584	16,848
*	Ashford Hospitality
	Trust Inc.	2,948,791	15,540
*,2	FelCor Lodging Trust Inc.	3,305,252	12,494
*,2	Strategic Hotels &
	Resorts Inc.	3,836,001	8,823
			3,005,608
Total Real Estate Investment Trusts
(Cost $12,713,528)			10,868,540
Temporary Cash Investment (1.0%)[1]
Money Market Fund (1.0%)
3,4	Vanguard Market
	Liquidity Fund, 0.175%
	(Cost $104,584)	104,584,404	104,584
Total Investments (100.3%)
(Cost $12,818,112)			10,973,124
Other Assets and Liabilities (-0.3%)
Other Assets			59,345
Liabilities[4]			(90,686)
			(31,341)
Net Assets (100%)			10,941,783

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value			10,973,124
Receivables for Capital Shares Issued			19,675
Other Assets			39,670
Total Assets			11,032,469
Liabilities
Security Lending Collateral
Payable to Brokers			36,668
Payables for Investment
Securities Purchased			31,809
Other Liabilities			22,209
Total Liabilities			90,686
Net Assets			10,941,783

12

REIT Index Fund

At January 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	13,173,136
Overdistributed Net Investment Income	(7,474)
Accumulated Net Realized Losses	(396,594)
Unrealized Appreciation (Depreciation)
Investment Securities	(1,844,988)
Swap Contracts	17,703
Net Assets	10,941,783

Investor Shares—Net Assets
Applicable to 254,256,984 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,571,947
Net Asset Value Per Share—
Investor Shares	$14.05

Admiral Shares—Net Assets
Applicable to 21,624,343 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,296,421
Net Asset Value Per Share—
Admiral Shares	$59.95

Amount
($000)
Signal Shares—Net Assets
Applicable to 30,536,551 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	488,726
Net Asset Value Per Share—
Signal Shares	$16.00

Institutional Shares—Net Assets
Applicable to 97,682,368 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	906,507
Net Asset Value Per Share—
Institutional Shares	$9.28

ETF Shares—Net Assets
Applicable to 110,599,728 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,678,182
Net Asset Value Per Share—
ETF Shares	$42.30

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $35,053,000.
1 The fund invests a portion of its assets in Real Estate Investment Trusts through the use of swap contracts. After giving effect to swap investments, the fund’s effective Real Estate Investment Trust and temporary cash investment positions represent 99.8% and 0.5%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $36,668,000 of collateral received for securities on loan.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

13

REIT Index Fund

Statement of Operations

Year Ended
January 31, 2010
($000)
Investment Income
Income
Dividends[1]	329,674
Interest[1]	251
Security Lending	2,676
Total Income	332,601
Expenses
The Vanguard Group—Note B
Investment Advisory Services	337
Management and Administrative—Investor Shares	6,163
Management and Administrative—Admiral Shares	1,130
Management and Administrative—Signal Shares	405
Management and Administrative—Institutional Shares	337
Management and Administrative—ETF Shares	2,602
Marketing and Distribution—Investor Shares	685
Marketing and Distribution—Admiral Shares	203
Marketing and Distribution—Signal Shares	127
Marketing and Distribution—Institutional Shares	201
Marketing and Distribution—ETF Shares	737
Custodian Fees	101
Auditing Fees	28
Shareholders’ Reports and Proxies—Investor Shares	462
Shareholders’ Reports and Proxies—Admiral Shares	18
Shareholders’ Reports and Proxies—Signal Shares	9
Shareholders’ Reports and Proxies—Institutional Shares	24
Shareholders’ Reports and Proxies—ETF Shares	300
Trustees’ Fees and Expenses	18
Total Expenses	13,887
Net Investment Income	318,714
Realized Net Gain (Loss)
Capital Gain Distributions Received	54,496
Investment Securities Sold	(333,839)
Realized Net Gain (Loss)[1]	(279,343)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	3,064,695
Swap Contracts	17,703
Change in Unrealized Appreciation (Depreciation)	3,082,398
Net Increase (Decrease) in Net Assets Resulting from Operations	3,121,769

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $220,468,000, $245,000, and ($36,486,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

14

REIT Index Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	318,714	299,591
Realized Net Gain (Loss)	(279,343)	844,806
Change in Unrealized Appreciation (Depreciation)	3,082,398	(6,024,890)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,121,769	(4,880,493)
Distributions
Net Investment Income
Investor Shares	(116,521)	(122,164)
Admiral Shares	(43,685)	(50,605)
Signal Shares	(17,371)	(18,431)
Institutional Shares	(28,920)	(25,391)
ETF Shares	(115,870)	(73,889)
Realized Capital Gain
Investor Shares	—	(26,879)
Admiral Shares	—	(10,877)
Signal Shares	—	(3,962)
Institutional Shares	—	(5,438)
ETF Shares	—	(15,867)
Return of Capital
Investor Shares	(38,280)	(60,479)
Admiral Shares	(14,352)	(24,948)
Signal Shares	(5,707)	(9,087)
Institutional Shares	(9,501)	(12,510)
ETF Shares	(38,066)	(36,421)
Total Distributions	(428,273)	(496,948)
Capital Share Transactions
Investor Shares	297,943	525,377
Admiral Shares	64,315	96,330
Signal Shares	(9,662)	160,016
Institutional Shares	151,229	258,367
ETF Shares	2,329,044	659,295
Net Increase (Decrease) from Capital Share Transactions	2,832,869	1,699,385
Total Increase (Decrease)	5,526,365	(3,678,056)
Net Assets
Beginning of Period	5,415,418	9,093,474
End of Period[1]	10,941,783	5,415,418

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($7,474,000) and ($3,821,000).

See accompanying Notes, which are an integral part of the Financial Statements.

15

REIT Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.02	$20.38	$27.76	$21.29	$17.20
Investment Operations
Net Investment Income	.477	.593	.615	.530	.562
Net Realized and Unrealized Gain (Loss)
on Investments[1]	4.192	(9.975)	(6.985)	7.000	4.692
Total from Investment Operations	4.669	(9.382)	(6.370)	7.530	5.254
Distributions
Dividends from Net Investment Income	(.481)	(.571)	(.622)	(.534)	(.568)
Distributions from Realized Capital Gains	—	(.125)	(.199)	(.413)	(.530)
Return of Capital	(.158)	(.282)	(.189)	(.113)	(.066)
Total Distributions	(.639)	(.978)	(1.010)	(1.060)	(1.164)
Net Asset Value, End of Period	$14.05	$10.02	$20.38	$27.76	$21.29

Total Return[2]	48.51%	-47.82%	-23.28%	36.32%	31.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,572	$2,274	$4,046	$6,827	$4,727
Ratio of Total Expenses to
Average Net Assets	0.26%	0.21%	0.20%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	3.94%	3.36%	2.52%	2.27%	2.91%
Portfolio Turnover Rate[3]	16%	10%	13%	11%	17%

1	Includes increases from redemption fees of $0.00, $0.00, $0.02, $0.00, and $0.01.
2

Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year, nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

REIT Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$42.74	$86.94	$118.46	$90.82	$73.40
Investment Operations
Net Investment Income	2.083	2.581	2.707	2.328	2.460
Net Realized and Unrealized Gain (Loss)
on Investments[1]	17.909	(42.527)	(29.817)	29.903	19.993
Total from Investment Operations	19.992	(39.946)	(27.110)	32.231	22.453
Distributions
Dividends from Net Investment Income	(2.094)	(2.491)	(2.735)	(2.341)	(2.488)
Distributions from Realized Capital Gains	—	(.535)	(.849)	(1.761)	(2.258)
Return of Capital	(.688)	(1.228)	(.826)	(.489)	(.287)
Total Distributions	(2.782)	(4.254)	(4.410)	(4.591)	(5.033)
Net Asset Value, End of Period	$59.95	$42.74	$86.94	$118.46	$90.82

Total Return[2]	48.73%	-47.77%	-23.23%	36.46%	31.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,296	$873	$1,706	$3,392	$2,025
Ratio of Total Expenses to
Average Net Assets	0.13%	0.11%	0.10%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	4.07%	3.46%	2.62%	2.34%	2.98%
Portfolio Turnover Rate[3]	16%	10%	13%	11%	17%

1	Includes increases from redemption fees of $0.01, $0.02, $0.10, $0.02, and $0.02.
2	Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

REIT Index Fund

Financial Highlights

Signal Shares
			June 4,
	Year Ended		2007[1] to
	January 31,		Jan. 31,
For a Share Outstanding Throughout Each Period	2010	2009	2008
Net Asset Value, Beginning of Period	$11.41	$23.21	$30.05
Investment Operations
Net Investment Income	.557	.688	.470
Net Realized and Unrealized Gain (Loss) on Investments[2]	4.775	(11.353)	(6.311)
Total from Investment Operations	5.332	(10.665)	(5.841)
Distributions
Dividends from Net Investment Income	(.559)	(.664)	(.620)
Distributions from Realized Capital Gains	—	(.143)	(.192)
Return of Capital	(.183)	(.328)	(.187)
Total Distributions	(.742)	(1.135)	(.999)
Net Asset Value, End of Period	$16.00	$11.41	$23.21

Total Return[3]	48.68%	-47.77%	-19.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$489	$350	$538
Ratio of Total Expenses to Average Net Assets	0.14%	0.11%	0.10%[4]
Ratio of Net Investment Income to Average Net Assets	4.06%	3.46%	2.62%[4]
Portfolio Turnover Rate[5]	16%	10%	13%

1	Inception.
2	Includes increases from redemption fees of $0.00, $0.00, and $0.01.
3	Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
4	Annualized.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

REIT Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$6.61	$13.46	$18.33	$14.06	$11.36
Investment Operations
Net Investment Income	.326	.401	.420	.366	.385
Net Realized and Unrealized Gain (Loss)
on Investments[1]	2.777	(6.591)	(4.605)	4.621	3.099
Total from Investment Operations	3.103	(6.190)	(4.185)	4.987	3.484
Distributions
Dividends from Net Investment Income	(.326)	(.386)	(.426)	(.368)	(.389)
Distributions from Realized Capital Gains	—	(.083)	(.131)	(.273)	(.350)
Return of Capital	(.107)	(.191)	(.128)	(.076)	(.045)
Total Distributions	(.433)	(.660)	(.685)	(.717)	(.784)
Net Asset Value, End of Period	$9.28	$6.61	$13.46	$18.33	$14.06

Total Return[2]	48.90%	-47.82%	-23.18%	36.45%	31.58%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$907	$504	$722	$960	$571
Ratio of Total Expenses to
Average Net Assets	0.09%	0.09%	0.09%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	4.11%	3.48%	2.63%	2.38%	3.02%
Portfolio Turnover Rate[3]	16%	10%	13%	11%	17%

1	Includes increases from redemption fees of $0.00, $0.00, $0.01, $0.00, and $0.00.
2	Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

REIT Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$30.14	$61.31	$83.55	$64.07	$51.77
Investment Operations
Net Investment Income	1.473	1.820	1.908	1.654	1.745
Net Realized and Unrealized Gain (Loss)
on Investments[1]	12.651	(29.990)	(21.037)	21.080	14.116
Total from Investment Operations	14.124	(28.170)	(19.129)	22.734	15.861
Distributions
Dividends from Net Investment Income	(1.478)	(1.757)	(1.931)	(1.665)	(1.764)
Distributions from Realized Capital Gains	—	(.377)	(.598)	(1.242)	(1.594)
Return of Capital	(.486)	(.866)	(.582)	(.347)	(.203)
Total Distributions	(1.964)	(3.000)	(3.111)	(3.254)	(3.561)
Net Asset Value, End of Period	$42.30	$30.14	$61.31	$83.55	$64.07

Total Return	48.74%	-47.77%	-23.23%	36.48%	31.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,678	$1,414	$2,082	$1,713	$871
Ratio of Total Expenses to
Average Net Assets	0.13%	0.11%	0.10%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	4.07%	3.46%	2.62%	2.36%	3.00%
Portfolio Turnover Rate[2]	16%	10%	13%	11%	17%

1 Includes increases from redemption fees of $0.01, $0.01, $0.04, $0.01, and $0.01.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

20

REIT Index Fund

Notes to Financial Statements

Vanguard REIT Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers five classes of shares: Investor Shares, Admiral Shares, Signal Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria. Signal Shares are designed for institutional investors who meet certain administrative, service, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum amount of $5 million. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Swap Contracts: The fund has entered into swap transactions to earn the total return on a specified REIT index. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on a reference index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The primary risk associated with the swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

21

REIT Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2010, the fund had contributed capital of $2,235,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.89% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

22

REIT Index Fund

Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of January 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Real Estate Investment Trusts	10,868,540	—	—
Temporary Cash Investments	104,584	—	—
Swap Contracts—Assets	—	17,703	—
Total	10,973,124	17,703	—

D. At January 31, 2010, the fund had the following open total return swap contract:

				Floating	Unrealized
			Notional	Interest Rate	Appreciation
	Termination		Amount	Received	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(Paid)[1]	($000)
MSCI US REIT Total Return
Swap Gross Index	6/29/10	GSI	51,326	0.019%	17,703
GSI—Goldman Sachs International.

1 Based on one-month London Interbank Offered Rate (LIBOR) as of the most recent payment date. The contract provides for the payment of interest based on LIBOR less a fixed interest rate spread. If the spread is greater than LIBOR, the result is net interest received by the fund.

At January 31, 2010, the counterparty had deposited in a segregated account securities with a value sufficient to cover substantially all amounts due to the fund in connection with open swap contracts.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2010, the fund realized $76,332,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

23

REIT Index Fund

For tax purposes, at January 31, 2010, the fund had no ordinary income available for distribution. The fund had available capital loss carryforwards totaling $396,594,000 to offset future net capital gains through January 31, 2018.

At January 31, 2010, the cost of investment securities for tax purposes was $12,818,112,000. Net unrealized depreciation of investment securities for tax purposes was $1,844,988,000, consisting of unrealized gains of $378,486,000 on securities that had risen in value since their purchase and $2,223,474,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2010, the fund purchased $4,277,271,000 of investment securities and sold $1,409,195,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	805,386	70,148	1,134,996	65,608
Issued in Lieu of Cash Distributions	144,818	12,990	196,216	12,122
Redeemed[1]	(652,261)	(55,891)	(805,835)	(49,310)
Net Increase (Decrease)—Investor Shares	297,943	27,247	525,377	28,420
Admiral Shares
Issued	227,091	4,473	316,602	4,056
Issued in Lieu of Cash Distributions	47,522	1,002	71,754	1,029
Redeemed[1]	(210,298)	(4,289)	(292,026)	(4,268)
Net Increase (Decrease)—Admiral Shares	64,315	1,186	96,330	817
Signal Shares
Issued	148,001	11,605	292,068	14,603
Issued in Lieu of Cash Distributions	20,008	1,595	27,716	1,507
Redeemed[1]	(177,671)	(13,365)	(159,768)	(8,585)
Net Increase (Decrease)—Signal Shares	(9,662)	(165)	160,016	7,525
Institutional Shares
Issued	272,886	36,428	378,908	33,267
Issued in Lieu of Cash Distributions	34,721	4,703	40,717	3,869
Redeemed[1]	(156,378)	(19,585)	(161,258)	(14,629)
Net Increase (Decrease)—Institutional Shares	151,229	21,546	258,367	22,507
ETF Shares
Issued	2,512,381	68,773	2,522,879	48,375
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(183,337)	(5,100)	(1,863,584)	(35,400)
Net Increase (Decrease)—ETF Shares	2,329,044	63,673	659,295	12,975

1	Net of redemption fees of $1,733,000 and $1,996,000 (fund totals).

24

REIT Index Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
Jan. 31, 2009			Proceeds from		Jan. 31, 2010
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Alexandria Real Estate Equities Inc.	NA1	59,402	16,435	3,395	132,690
AMB Property Corp.	NA1	83,567	23,626	4,715	179,533
American Campus Communities Inc.	NA1	31,768	9,655	635	68,501
Apartment Investment &
Management Co.	NA1	29,771	10,056	297	91,957
Ashford Hospitality Trust Inc.	6,633	5,265	10,469	—	NA2
AvalonBay Communities Inc.	NA1	98,536	45,357	9,009	313,232
BioMed Realty Trust Inc.	NA1	29,383	8,707	1,212	73,122
Boston Properties Inc.	NA1	174,652	55,803	11,949	459,827
Brandywine Realty Trust	NA1	30,925	7,086	2,476	73,859
Camden Property Trust	NA1	54,200	19,875	4,838	127,160
Corporate Office Properties Trust SBI	NA1	42,410	13,804	3,407	105,911
DCT Industrial Trust Inc.	NA1	21,689	6,633	1,872	51,735
Duke Realty Corp.	NA1	67,799	16,483	4,570	129,680
DuPont Fabros Technology Inc.	NA1	11,290	2,678	164	35,475
EastGroup Properties Inc.	NA1	17,398	6,767	2,030	50,807
Entertainment Properties Trust	NA1	31,137	7,695	4,222	75,027
Equity Residential	NA1	140,033	61,674	9,943	449,138
Federal Realty Investment Trust	NA1	70,117	29,307	6,608	200,594
FelCor Lodging Trust Inc.	NA1	3,208	998	—	12,494
HCP Inc.	NA1	177,877	60,160	19,472	421,644
Healthcare Realty Trust Inc.	NA1	22,186	9,446	2,400	63,667
Highwoods Properties Inc.	NA1	41,346	14,897	3,291	109,497
Home Properties Inc.	NA1	24,379	10,079	1,541	74,927
Hospitality Properties Trust	NA1	53,339	15,374	2,789	138,178
Host Hotels & Resorts Inc.	NA1	141,722	40,065	7,219	336,781
HRPT Properties Trust	NA1	23,078	11,660	4,807	76,322
Kilroy Realty Corp.	NA1	27,652	7,279	624	63,764
Kimco Realty Corp.	NA1	150,216	31,544	6,672	259,331
Kite Realty Group Trust	NA1	7,283	907	—	12,207
LaSalle Hotel Properties	NA1	28,246	5,603	106	65,505
Liberty Property Trust	NA1	70,369	21,596	8,015	173,612
25

REIT Index Fund

			Current Period Transactions
	Jan. 31, 2009		Proceeds from		Jan. 31, 2010
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Macerich Co.	NA1	62,312	15,315	1,820	149,163
Mack-Cali Realty Corp.	NA1	52,905	17,000	5,760	130,706
Medical Properties Trust Inc.	NA1	10,465	3,831	1,802	41,046
Mid-America Apartment
Communities Inc.	NA1	21,923	9,796	2,173	67,739
National Retail Properties Inc.	NA1	31,511	11,564	5,554	83,398
Omega Healthcare Investors Inc.	NA1	26,602	11,494	3,567	79,686
Parkway Properties Inc.	NA1	9,537	2,265	651	23,028
Post Properties Inc.	NA1	15,843	5,398	107	43,719
Realty Income Corp.	NA1	48,365	21,585	6,638	148,978
Regency Centers Corp.	NA1	78,187	22,822	3,891	151,287
Senior Housing Properties Trust	NA1	52,301	18,788	6,361	135,404
Simon Property Group Inc.	NA1	408,445	122,225	31,244	1,049,446
SL Green Realty Corp.	NA1	61,926	16,712	1,981	178,778
Sovran Self Storage Inc.	NA1	19,062	4,901	1,026	46,761
Strategic Hotels & Resorts Inc.	NA1	1,775	545	—	8,823
Tanger Factory Outlet Centers	NA1	37,364	11,233	2,427	77,998
Taubman Centers Inc.	NA1	28,372	12,725	2,450	86,027
UDR Inc.	NA1	36,171	9,375	1,917	119,826
Ventas Inc.	NA1	116,335	46,127	12,821	337,888
	6,633			220,468	7,385,878

1 Not applicable—At January 31, 2009, the issuer was not an affiliated company of the fund.
2 Not applicable—At January 31, 2010, the security was still held but the issuer was no longer an affiliated company of the fund.

I. In preparing the financial statements as of January 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

26

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard REIT Index Fund:

In our opinion, the accompanying statements of net assets and of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard REIT Index Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2010 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 16, 2010

Special 2009 tax information (unaudited) for Vanguard REIT Index Fund

This information for the fiscal year ended January 31, 2010, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $2,291,000 of qualified dividend income to shareholders during the fiscal year.

27

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2010. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: REIT Index Fund Investor Shares
Periods Ended January 31, 2010
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	48.51%	1.27%	9.74%
Returns After Taxes on Distributions	46.30	-0.03	7.95
Returns After Taxes on Distributions and Sale of Fund Shares	31.21	0.51	7.55

Total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

28

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

29

Six Months Ended January 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Fund	7/31/2009	1/31/2010	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,255.56	$1.48
Admiral Shares	1,000.00	1,256.57	0.74
Signal Shares	1,000.00	1,256.00	0.74
Institutional Shares	1,000.00	1,257.47	0.46
ETF Shares	1,000.00	1,256.59	0.74
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.89	$1.33
Admiral Shares	1,000.00	1,024.55	0.66
Signal Shares	1,000.00	1,024.55	0.66
Institutional Shares	1,000.00	1,024.80	0.41
ETF Shares	1,000.00	1,024.55	0.66

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.26% for Investor Shares, 0.13% for Admiral Shares, 0.13% for Signal Shares, 0.08% for Institutional Shares, and 0.13% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

30

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

31

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years: Chairman
Born 1957. Trustee Since July 2009. Chairman of the	and Chief Executive Officer (retired 2009) and
Board. Principal Occupation(s) During the Past Five	President (2006–2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Board Member of American Chemistry
Inc., and of each of the investment companies served	Council; Director of Tyco International, Ltd. (diversified
by The Vanguard Group, since January 2010; Director	manufacturing and services) and Hewlett-Packard Co.
of The Vanguard Group since 2008; Chief Executive	(electronic computer manufacturing); Trustee of The
Officer and President of The Vanguard Group and of	Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Browne Distinguished Professor of Political Science
Independent Trustees	in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Emerson U. Fullwood	nication and the Graduate School of Education of
Born 1948. Trustee Since January 2008. Principal	the University of Pennsylvania; Director of Carnegie
Occupation(s) During the Past Five Years: Executive	Corporation of New York, Schuylkill River Development
Chief Staff and Marketing Officer for North America	Corporation, and Greater Philadelphia Chamber of
and Corporate Vice President (retired 2008) of Xerox	Commerce; Trustee of the National Constitution Center.
Corporation (photocopiers and printers); Director of
SPX Corporation (multi-industry manufacturing), the
United Way of Rochester, the Boy Scouts of America,
Amerigroup Corporation (direct health and medical
insurance carriers), and Monroe Community College
Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008–2009) of	(1988–2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and the Columbus Community Education Coalition;	Director of The Vanguard Group, Inc., since 2006;
Chairman of the Advisory Council for the College of	General Counsel of The Vanguard Group since 2005;
Arts and Letters at the University of Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997–2006).
Gund Professor of Finance and Banking, Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Deputy Chairman	Chairman Emeritus and Senior Advisor
of the Federal Reserve Bank of Cleveland; Trustee
of University Hospitals of Cleveland, The Cleveland	John J. Brennan
Museum of Art, and Case Western Reserve University.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	Founder
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	John C. Bogle
President of Corning Technologies (2001–2005);	Chairman and Chief Executive Officer, 1974–1996
Director of Corning Incorporated and Dow Corning;
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Direct Investor Account Services > 800-662-2739	The funds or securities referred to herein are not
sponsored, endorsed, or promoted by MSCI, and MSCI
Institutional Investor Services > 800-523-1036	bears no liability with respect to any such funds or
securities. For any such funds or securities, the
Text Telephone for People	prospectus or the Statement of Additional Information
With Hearing Impairment > 800-749-7273	contains a more detailed description of the limited
relationship MSCI has with The Vanguard Group and
This material may be used in conjunction	any related funds.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. The guidelines are also
available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
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Public Reference Section, Securities and Exchange
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© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1230 032010

Vanguard Dividend Growth Fund
Annual Report

January 31, 2010

> Vanguard Dividend Growth Fund posted a gain of about 26% for the fiscal year ended January 31, 2010, lagging the returns of its comparative standards.

> Despite a poor start and sluggish finish for the period, the broad U.S. stock market performed strongly.

> After the close of the period, the fund adopted a benchmark more consistent with its focus on dividend growth.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	10
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	23
About Your Fund’s Expenses.	24
Notice to Shareholders.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2010
				Total
				Returns
Vanguard Dividend Growth Fund				26.01%
Russell 1000 Index				34.81
Large-Cap Core Funds Average				33.23
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
January 31, 2009 , Through January 31, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Dividend Growth Fund	$10.42	$12.82	$0.292	$0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard Dividend Growth Fund returned about 26% for the fiscal year ended January 31, 2010, helped by gains in all ten industry sectors. The fund’s return trailed that of the Russell 1000 Index, a measure of large- and mid-capitalization stocks, as well as the average return of large-cap core funds.

As the credit markets thawed last year, investors regained their thirst for the riskier stocks and bonds that had struggled the most during the bear market. This environment wasn’t ideal for the sort of investment strategy employed by the fund’s advisor, Wellington Management Company, LLP. Wellington aims to invest in high-quality companies with visible profits and viable prospects, companies that are likely to raise their dividends in the future. The fund paid total dividends of 29.2 cents per share during the fiscal year, compared with 26.4 cents the year before.

Please note that, effective February 1, the Dividend Growth Fund’s primary benchmark was changed to the Dividend Achievers Select Index, a standard that is more consistent with the fund’s mandate.

If you own the Dividend Growth Fund in a taxable account, you may wish to review the information about its after-tax returns later in this report.

2

Remarkable rally loses steam at year-end
The broad U.S. stock market returned about 36% for the 12 months through January 31. Stocks began the period under severe pressure from the global financial crisis and a stalled U.S. economy. After a dismal showing in February 2009, however, U.S. equities turned the corner in early March and kept surging until the fiscal year’s final weeks, when the major market indexes pulled back a bit. During the rally, the federal government’s stimulus plan took hold, companies began to repair their balance sheets, and investors increased their appetite for risk—the riskier the better, it seemed.

The stock market’s exuberance overshot the pace of economic recovery, which slowly improved as the year progressed. It wasn’t until the third calendar quarter that the recession appeared to be ending, and double-digit unemployment still weighed on the economy.

International markets traced an even steeper line upward than their U.S. counterpart for most of the fiscal year. They recovered strongly through 2009 and into 2010, before dropping in the latter half of January amid concerns about the strength of the global recovery. The most impressive international returns came from emerging markets, with especially strong results from Brazil and China.

Market Barometer

		Average Annual Total Returns
		Periods Ended January 31, 2010
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	34.81%	-7.10%	0.57%
Russell 2000 Index (Small-caps)	37.82	-7.74	0.61
Dow Jones U.S. Total Stock Market Index	36.06	-6.72	0.94
MSCI All Country World Index ex USA (International)	48.28	-4.76	5.61

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.51%	6.60%	5.16%
Barclays Capital Municipal Bond Index	9.49	4.68	4.23
Citigroup Three-Month U.S. Treasury Bill Index	0.15	2.07	2.84

CPI
Consumer Price Index	2.63%	2.30%	2.59%

3

Although the fiscal year’s returns were a welcome relief for stock investors worldwide, the severity of the financial crisis continues to depress the longer-term record, especially for U.S. stocks.

Bond returns traced very different courses
The U.S. government’s programs also soothed parts of the bond market as the fiscal year progressed. At the start of the period, the difference between the yields of corporate bonds and those of U.S. Treasuries had widened almost to levels last seen in the 1930s, an indication of just how unwilling investors were to take on risk. As the threat of a depression receded, however, confidence returned and investors flocked to the lowest-quality, highest-yielding bonds, passing over conservative Treasuries, the previous year’s favorite.

For the 12 months ended January 31, the broad taxable bond market returned 8.51%, municipal bonds returned about 9%, and high-yield corporate bonds delivered a stunning 51%. Meanwhile, Treasury returns were negative to lackluster, depending on their maturity.

While the Federal Reserve’s monetary policies seemed to help the stock market and most areas of the bond market, the policies exacted a heavy price from money market investors. The Fed kept the federal funds rate––the interest rate that banks charge one another for overnight lending,

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Dividend Growth Fund	0.38%	1.27%

The fund expense ratio shown is from the prospectus dated October 2, 2009, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended January 31, 2010, the fund’s expense ratio was 0.38%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Large-Cap Core Funds.

4

a benchmark for the market’s short-term rates––between 0% and 0.25% during the entire fiscal year.

Although the Fed said it planned to maintain that stance for an “extended period,” it recently indicated that it was ready to wind down emergency measures and would halt its purchase of agency mortgage-backed securities and debt in the coming months.

The fund’s holdings posted mixed results
The Dividend Growth Fund takes a different approach than that of many other dividend-focused funds. Rather than concentrate on stocks with particularly high current dividends, the fund’s advisor maintains a longer and broader view.

Wellington Management searches for companies that can increase their dividends over time with cash generated by strong business operations.

Compared with other dividend-focused funds, the result can be a portfolio with a lower current 30-day SEC yield. An equity-income fund, for example, might have a high current yield and heavy weightings in traditionally slower-growing, higher-yielding sectors such as utilities. Vanguard Dividend Growth Fund, by contrast, tends to seek companies that can boost payouts over time, even if current yields are unexceptional.

Some of the fund’s best returns came from the health care sector. The fund benefited from owning both Schering-

Total Returns
Ten Years Ended January 31, 2010
Average
Annual Return
Dividend Growth Fund	1.76%
Dividend Growth Spliced Index	-0.80
Dividend Growth Spliced Average	-2.62

Dividend Growth Spliced Index: Prior to December 6, 2002, the comparative benchmark was known as the Utilities Composite Index. The index weightings were: 40% S&P Utilities Index, 40% S&P Telephone Index, and 20% Lehman Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, and 15% Lehman Utility Bond Index through March 31, 2000; 75% S&P Utilities Index and 25% S&P Telephone Index through December 31, 2001; and 75% S&P Utilities Index and 25% S&P Integrated Telecommunication Services Index through December 6, 2002. The fund’s benchmark was the Russell 1000 Index through January 31, 2010, after which it was changed to the Dividend Achievers Select Index. The Dividend Achievers Select Index is administered exclusively for Vanguard by Mergent, Inc.

Dividend Growth Spliced Average: Based on the Utility Funds Average through December 6, 2002, and the Large-Cap Core Funds Average thereafter. Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Plough, which rose after receiving a premium buyout offer from Merck, and Pfizer, which advanced after acquiring Wyeth. With oil prices increasing during the period, the fund’s energy holdings rose on the strength of several oil and fuel companies as well as energy equipment stock Schlumberger. Strong stock selection also made a difference in the consumer staples category, particularly among food retailers and beverage and household products companies.

Although the fund’s holdings in the information technology, financial, industrial, and consumer discretionary sectors were among its best performers and made significant contributions to total return, they didn’t keep pace with their counterparts in the benchmark.

The fund did not hold two of the index’s strongest technology stocks, neither of which pays a dividend. Also, it did not own a major bank that advanced despite slashing its dividend, or several consumer discretionary stars from the automobile, Internet, and retailing industries. In the industrial sector, the fund’s aerospace and defense stocks weighed on performance.

Long-term record stands above benchmark
The Dividend Growth Fund changed its mandate and strategy over the decade ended January 31, 2010. Founded in 1992 as Vanguard Utilities Income Fund, the fund became the more broadly diversified Dividend Growth Fund in 2002. Since the transformation, the fund’s advisor has focused on a relatively small number of holdings––the fund contained 49 stocks at the end of the fiscal year––selected for their potential to increase dividends over time.

The Dividend Growth Fund has recorded an annualized return of 1.76% over the past ten years. Although this return is disappointing, the fund did surpass the returns of its comparative standards, which incorporate the fund’s former and present mandates. Because of the fund’s 2002 change in strategy, this information is less meaningful than it is for other funds.

One thing that has remained constant is the fund’s commitment to keeping expenses low, which provides a significant cost advantage over rivals. Wellington Management is also dedicated to maintaining its approach of investing in companies that have the potential and willingness to raise their dividends.

Dividends can play role in a diversified portfolio
Although the stock market rallied strongly through most of the fiscal year, volatility returned in the final weeks. In the short term, it’s uncertain whether the market will resume its healthy recovery or succumb to more turmoil.

As frustrating as the stock market’s gyrations can be for investors, Vanguard believes that maintaining a well-balanced and diversified portfolio makes sense. That’s why we counsel investors to create an investment plan that includes an asset mix of stocks, bonds, and short-term investments appropriate for their long-term goals, financial objectives, and risk tolerance.

6

Vanguard Dividend Growth Fund can play an especially useful role in the portfolios of income-oriented investors. With its dual emphasis on current dividends and a company’s ability to increase its dividend over time, the fund aims to channel some of the stock market’s potential for growth into steadily rising income distributions. And with its low costs, the Dividend Growth Fund helps maximize your share of this strategy’s potential rewards.

On another matter, I would like to inform you that as of January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor. Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 11, 2010

7

Advisor’s Report

Vanguard Dividend Growth Fund returned 26.01% for the 12 months ended January 31, 2010. Large- and mid-capitalization stocks, as measured by the Russell 1000 Index, returned 34.81% for the period, and the average return of large-cap core mutual funds was 33.23%.

The investment environment
The powerful rally in global equity markets in 2009 presented both a challenge and an opportunity. The “high beta” or “lower quality” nature of the rally largely excluded most of the fund’s holdings, but we were heartened for two reasons. First, the fund’s relative underperformance was what we might have predicted given the nature of the rally. It confirmed for us that the fund is very high quality in its character. Second, the sources of liquidity for the lower-quality rally were higher-quality, dividend-paying stocks. So while performance suffered as prices of these dividend-paying stocks weakened, we were able to increase our existing positions and add new ones at much lower prices, increasing the fund’s quality at lower cost.

The fund’s successes
On an absolute basis, all sectors contributed positive performance during the period. The fund’s holdings in the information technology, industrials, and consumer staples sectors contributed the most. Among the portfolio’s top absolute contributors were Staples, Schlumberger, United Parcel Service, and Microsoft.

All but five of the companies held in the fund last year boosted their annual payouts. At our last writing, in August, we estimated that the average dividend growth rate for the fund would be roughly 4%. Subsequently, several companies announced increases, thus boosting the final growth rate to 9.1%. The actual growth rate is also modestly understated because we purchased Pfizer and Wells Fargo after they announced dividend cuts.

The fund’s shortfalls
We had a number of individual stocks that detracted from the fund’s performance during the 12 months. Among the more noteworthy detractors were ExxonMobil, Abbott Laboratories, and Lockheed Martin. While we would prefer all the stocks in the fund to perform well at all times, it is inevitable that some holdings will detract from the fund’s performance over a given time period. We assess a stock’s contribution to the fund over a longer time frame and with an eye consistently focused on dividend action. In calendar-year 2009, these three companies raised their dividends by 7%, 11%, and 28%, respectively.

The fund’s positioning and strategy
Our primary objective is to identify companies that we believe will steadily and reliably increase their dividend payments. We seek to fulfill this objective by carefully building the portfolio one stock at a time, giving central consideration to each company’s dividend growth prospects.

Our industry weightings are a result of

8

this process. The fund continues to have significant positions in health care, industrials, energy, and consumer staples, while having less exposure to the utilities, technology, and financial sectors.

Calendar-year 2009 was an eventful period marked by one of the most powerful equity market recoveries in history. While we are pleased with the absolute gains made by the fund, we are mindful that the performance relative to the broader market was underwhelming. As always, we measure success, in large part, by looking at the dividend growth among our holdings. On this count, we view 2009 as successful. Over the long run, we believe a diligent application of our investment approach will lead to excellent absolute and relative performance. Nothing we experienced in the past year has altered this view.

Donald J. Kilbride
Senior Vice President and Equity Portfolio Manager
Wellington Management Company, LLP
February 8, 2010

9

Dividend Growth Fund

Fund Profile
As of January 31, 2010

Portfolio Characteristics
			DJ
		Russell	U.S. Total
		1000	Market
	Fund	Index	Index
Number of Stocks	49	963	4,185
Median Market Cap	$56.6B	$33.0B	$29.6B
Price/Earnings Ratio	14.0x	24.3x	26.4x
Price/Book Ratio	2.8x	2.1x	2.1x
Return on Equity	24.8%	20.1%	19.2%
Earnings Growth Rate	7.8%	8.0%	7.7%
Dividend Yield	2.9%	2.0%	1.9%
Foreign Holdings	7.6%	0.0%	0.0%
Turnover Rate	24%	—	—
Ticker Symbol	VDIGX	—	—
Expense Ratio[1]	0.38%	—	—
30-Day SEC Yield	2.19%	—	—
Short-Term Reserves	4.6%	—	—

Sector Diversification (% of equity exposure)
			DJ
		Russell	U.S. Total
		1000	Market
	Fund	Index	Index
Consumer
Discretionary	9.5%	10.3%	10.4%
Consumer Staples	16.5	11.0	10.1
Energy	13.3	11.2	10.5
Financials	8.6	14.7	16.6
Health Care	18.0	13.1	13.1
Industrials	16.0	10.7	10.8
Information
Technology	13.1	18.3	18.1
Materials	1.5	3.8	3.8
Telecommunication
Services	1.8	3.0	2.8
Utilities	1.7	3.9	3.8

Volatility Measures
		DJ
		U.S. Total
	Russell 1000	Market
	Index	Index
R-Squared	0.95	0.94
Beta	0.77	0.76

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Automatic Data	Data Processing &
Processing Inc.	Outsourced
	Services	3.4%
Johnson & Johnson	Pharmaceuticals	3.2
United Parcel Service Inc.	Air Freight &
Class B	Logistics	2.8
Exxon Mobil Corp.	Integrated Oil &
	Gas	2.7
Procter & Gamble Co.	Household
	Products	2.6
Sysco Corp.	Food Distributors	2.5
Cardinal Health Inc.	Health Care
	Distributors	2.5
PepsiCo Inc.	Soft Drinks	2.5
BG Group PLC	Integrated Oil &
	Gas	2.5
Pfizer Inc.	Pharmaceuticals	2.4
Top Ten		27.1%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated October 2, 2009, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended January 31, 2010, the expense ratio was 0.38%.

10

Dividend Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2000, Through January 31, 2010
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2010
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Dividend Growth Fund	26.01%	3.75%	1.76%	$11,905
Dow Jones U.S. Total Stock Market
Index	36.06	0.94	-0.09	9,907
Dividend Growth Spliced Index	34.81	0.57	-0.80	9,224
Dividend Growth Spliced Average	33.23	-0.40	-2.62	7,665

Note: Prior to December 6, 2002, the fund was known as the Utilities Income Fund.

Dividend Growth Spliced Index: Prior to December 6, 2002, the comparative benchmark was known as the Utilities Composite Index. The index weightings were: 40% S&P Utilities Index, 40% S&P Telephone Index, and 20% Lehman Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, and 15% Lehman Utility Bond Index through March 31, 2000; 75% S&P Utilities Index and 25% S&P Telephone Index through December 31, 2001; and 75% S&P Utilities Index and 25% S&P Integrated Telecommunication Services Index through December 6, 2002. The fund’s benchmark was the Russell 1000 Index through January 31, 2010, after which it was changed to the Dividend Achievers Select Index. The Dividend Achievers Select Index is administered exclusively for Vanguard by Mergent, Inc.

Dividend Growth Spliced Average: Based on the Utility Funds Average through December 6, 2002, and the Large-Cap Core Funds Average thereafter. Derived from data provided by Lipper Inc.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

See Financial Highlights for dividend and capital gains information.

11

Dividend Growth Fund

Fiscal-Year Total Returns (%): January 31, 2000, Through January 31, 2010

Average Annual Total Returns: Periods Ended December 31, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Dividend Growth Fund	5/15/1992	21.74%	3.86%	2.45%

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

12

Dividend Growth Fund

Financial Statements

Statement of Net Assets
As of January 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (95.6%)
Consumer Discretionary (9.1%)
Staples Inc.	2,435,600	57,139
McDonald’s Corp.	911,700	56,918
Lowe’s Cos. Inc.	2,439,100	52,807
Walt Disney Co.	1,530,300	45,220
NIKE Inc. Class B	700,900	44,682
		256,766
Consumer Staples (15.8%)
Procter & Gamble Co.	1,185,100	72,943
Sysco Corp.	2,562,000	71,710
PepsiCo Inc.	1,172,100	69,881
Wal-Mart Stores Inc.	1,222,400	65,313
Colgate-Palmolive Co.	539,300	43,160
Kimberly-Clark Corp.	708,800	42,096
Walgreen Co.	1,165,200	42,005
Coca-Cola Co.	686,500	37,243
		444,351
Energy (12.8%)
Exxon Mobil Corp.	1,173,900	75,634
BG Group PLC	3,758,702	69,099
Chevron Corp.	897,600	64,735
Total SA ADR	1,087,500	62,629
Schlumberger Ltd.	806,100	51,155
BP PLC ADR	628,300	35,260
		358,512
Financials (8.2%)
Wells Fargo & Co.	2,086,300	59,314
ACE Ltd.	1,096,600	54,029
Chubb Corp.	1,035,400	51,770
Marsh &
McLennan Cos. Inc.	1,737,300	37,456
JPMorgan Chase & Co.	749,500	29,186
		231,755
Health Care (17.1%)
Johnson & Johnson	1,436,700	90,311
Cardinal Health Inc.	2,150,400	71,114
Pfizer Inc.	3,594,000	67,064
Medtronic Inc.	1,524,000	65,364

		Market
		Value•
	Shares	($000)
Eli Lilly & Co.	1,603,700	56,450
Abbott Laboratories	931,000	49,287
AstraZeneca PLC ADR	995,300	46,272
Merck & Co. Inc.	909,500	34,725
		480,587
Industrials (15.3%)
United Parcel Service Inc.
Class B	1,376,900	79,544
General Dynamics Corp.	955,100	63,848
Honeywell International Inc.	1,645,500	63,582
Lockheed Martin Corp.	846,800	63,104
United Technologies Corp.	660,500	44,571
Emerson Electric Co.	1,043,800	43,359
Waste Management Inc.	1,225,600	39,280
Illinois Tool Works Inc.	774,100	33,743
		431,031
Information Technology (12.5%)
Automatic Data
Processing Inc.	2,364,300	96,440
Accenture PLC Class A	1,551,500	63,596
Microsoft Corp.	2,025,300	57,073
International Business
Machines Corp.	414,700	50,755
Western Union Co.	2,626,400	48,693
Linear Technology Corp.	1,381,100	36,047
		352,604
Materials (1.5%)
Praxair Inc.	538,700	40,575

Telecommunication Services (1.7%)
AT&T Inc.	1,912,700	48,506

Utilities (1.6%)
Dominion Resources Inc.	1,206,500	45,195
Total Common Stocks
(Cost $2,483,038)		2,689,882

13

Dividend Growth Fund

	Face	Market
	Amount	Value•
	($000)	($000)
Temporary Cash Investment (4.6%)
Repurchase Agreement (4.6%)
Credit Suisse Securities
(USA) LLC 0.120%, 2/1/10
(Dated 1/29/10, Repurchase
Value $129,001,000,
collateralized by Federal
Home Loan Mortgage Corp.
4.500%–6.500%,
12/1/30–4/1/38)
(Cost $129,000)	129,000	129,000
Total Investments (100.2%)
(Cost $2,612,038)		2,818,882
Other Assets and Liabilities (-0.2%)
Other Assets		9,226
Liabilities		(13,782)
		(4,556)
Net Assets (100%)
Applicable to 219,493,145 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		2,814,326
Net Asset Value Per Share		$12.82

At January 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	2,737,968
Overdistributed Net Investment Income	(406)
Accumulated Net Realized Losses	(130,080)
Unrealized Appreciation (Depreciation)	206,844
Net Assets	2,814,326

• see note a in notes to financial statements.
adr—american depositary receipt.
see accompanying notes, which are an integral part of the financial statements.

14

Dividend Growth Fund

Statement of Operations

Year Ended
January 31, 2010
($000)
Investment Income
Income
Dividends[1]	63,787
Interest	125
Security Lending	299
Total Income	64,211
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,411
Performance Adjustment	755
The Vanguard Group—Note C
Management and Administrative	4,347
Marketing and Distribution	483
Custodian Fees	33
Auditing Fees	23
Shareholders’ Reports and Proxies	166
Trustees’ Fees and Expenses	5
Total Expenses	8,223
Expenses Paid Indirectly	(45)
Net Expenses	8,178
Net Investment Income	56,033
Realized Net Gain (Loss)
Investment Securities Sold	(44,783)
Foreign Currencies	(104)
Covered Call Options Written	1,879
Realized Net Gain (Loss)	(43,008)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	461,001
Net Increase (Decrease) in Net Assets Resulting from Operations	474,026
1 Dividends are net of foreign withholding taxes of $536,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Dividend Growth Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	56,033	34,785
Realized Net Gain (Loss)	(43,008)	(83,870)
Change in Unrealized Appreciation (Depreciation)	461,001	(437,850)
Net Increase (Decrease) in Net Assets Resulting from Operations	474,026	(486,935)
Distributions
Net Investment Income	(56,342)	(34,618)
Realized Capital Gain	—	—
Total Distributions	(56,342)	(34,618)
Capital Share Transactions
Issued	1,162,613	1,222,167
Issued in Lieu of Cash Distributions	47,849	29,865
Redeemed	(558,468)	(311,560)
Net Increase (Decrease) from Capital Share Transactions	651,994	940,472
Total Increase (Decrease)	1,069,678	418,919
Net Assets
Beginning of Period	1,744,648	1,325,729
End of Period[1]	2,814,326	1,744,648
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($406,000) and $7,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Dividend Growth Fund

Financial Highlights

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.42	$14.38	$14.74	$12.75	$11.89
Investment Operations
Net Investment Income	.291	.264	.290	.260	.220
Net Realized and Unrealized Gain (Loss)
on Investments	2.401	(3.960)	(.270)	1.990	.880
Total from Investment Operations	2.692	(3.696)	.020	2.250	1.100
Distributions
Dividends from Net Investment Income	(.292)	(.264)	(.280)	(.260)	(.240)
Distributions from Realized Capital Gains	—	—	(.100)	—	—
Total Distributions	(.292)	(.264)	(.380)	(.260)	(.240)
Net Asset Value, End of Period	$12.82	$10.42	$14.38	$14.74	$12.75

Total Return[1]	26.01%	-25.97%	-0.01%	17.84%	9.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,814	$1,745	$1,326	$1,243	$995
Ratio of Total Expenses to
Average Net Assets[2]	0.38%	0.36%	0.32%	0.38%	0.37%
Ratio of Net Investment Income to
Average Net Assets	2.59%	2.25%	1.91%	1.93%	1.85%
Portfolio Turnover Rate	24%	28%	36%	41%	16%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.00%, 0.01%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Dividend Growth Fund

Notes to Financial Statements

Vanguard Dividend Growth Fund is registered under the Investment Company Act of 1940 as an openend investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for

U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation

(depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Covered Call Options Written: The fund may write covered call options on security holdings that are considered to be attractive long-term investments but are believed to be overvalued in the short-term. When the fund writes options, the premium received by the fund is recorded as an asset with an equal liability that is marked-to-market to reflect the current market value of the options written.

Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized. Options are valued at their latest quoted sales prices. Options not traded on the valuation date are valued at the latest quoted asked prices.

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

18

Dividend Growth Fund

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Russell 1000 Index. For the year ended January 31, 2010, the investment advisory fee represented an effective annual basic rate of 0.11% of the fund’s average net assets before an increase of $755,000 (0.03%) based on performance.

Effective February 1, 2010, the investment advisory fee will be subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Index for periods prior to February 1, 2010, and the Dividend Achievers Select Index beginning February 1, 2010.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2010, the fund had contributed capital of $547,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.22% of

Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended January 31, 2010, these arrangements reduced the fund’s expenses by $45,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

19

Dividend Growth Fund

Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of January 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,620,783	69,099	—
Temporary Cash Investments	----	129,000	—
Total	2,620,783	198,099	—

F. The following table summarizes the fund’s covered call options written during the year ended January 31, 2010:

	Number of	Premiums
	Contracts	Received
Covered Call Options	Written	($000)
Balance at January 31, 2009	—	—
Options Written	11,913	1,879
Options Expired	11,913	1,879
Options Closed	—	—
Options Exercised	—	—
Options Open at January 31, 2010	----	----

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2010, the fund realized net foreign currency losses of $104,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income.

For tax purposes, at January 31, 2010, the fund had $2,811,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $129,664,000 to offset future net capital gains of $17,975,000 through January 31, 2017, and $111,689,000 through January 31, 2018.

20

Dividend Growth Fund

At January 31, 2010, the cost of investment securities for tax purposes was $2,612,038,000. Net unrealized appreciation of investment securities for tax purposes was $206,844,000, consisting of unrealized gains of $246,172,000 on securities that had risen in value since their purchase and $39,328,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended January 31, 2010, the fund purchased $1,149,827,000 of investment securities and sold $493,217,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:
	Year Ended January 31,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	97,395	97,909
Issued in Lieu of Cash Distributions	3,923	2,499
Redeemed	(49,252)	(25,173)
Net Increase (Decrease) in Shares Outstanding	52,066	75,235

J. In preparing the financial statements as of January 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

21

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Dividend Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Dividend Growth Fund (constituting a separate portfolio of Vanguard

Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2010 by correspondence with the custodians and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 16, 2010

Special 2009 tax information (unaudited) for Vanguard Dividend Growth Fund

This information for the fiscal year ended January 31, 2010, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $56,342,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 92.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2010. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Dividend Growth Fund
Periods Ended January 31, 2010
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	26.01%	3.75%	1.76%
Returns After Taxes on Distributions	25.56	3.41	0.97
Returns After Taxes on Distributions and Sale of Fund Shares	17.45	3.21	1.16

Total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended January 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Growth Fund	7/31/2009	1/31/2010	Period
Based on Actual Fund Return	$1,000.00	$1,112.85	$1.92
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.39	1.84

These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.36%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

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Notice to Shareholders

The board of trustees of Vanguard Dividend Growth Fund has approved the replacement of the fund’s compensation benchmark, the Russell 1000 Index, with the Dividend Achievers Select Index, effective February 1, 2010. The board concluded that the new index is a more appropriate comparison index because it is more consistent with the fund’s objective. This change will not affect the fund’s investment objective, policies, strategies, or risks.

The fund’s trustees regularly evaluate its investment advisory arrangements, focusing on factors such as the advisor’s investment process, style consistency, and performance, as well as the composition and depth of the management and research teams. In deciding to replace the compensation benchmark, the trustees considered the fund’s performance together with a wide range of information relating to Wellington Management Company, LLP (Wellington Management).

The fund has entered into an amended investment advisory agreement with Wellington Management to reflect the change in the benchmark; however, other terms of the existing agreement have not changed. Under the terms of the agreement, the fund will pay Wellington Management a fee at the end of each fiscal quarter. The fee is calculated by applying an annual percentage rate to the average daily net assets of the fund during the quarter. The quarterly payments to Wellington Management may be increased or decreased by applying a performance adjustment schedule. The adjustment will be based on the fund’s cumulative total performance over a trailing 36-month period (subject to certain transition rules that will be in place until 36 months have elapsed from the date of the new agreement) as compared with that of the Dividend Achievers Select Index over the same period.

Board approval of the investment advisory agreement
Wellington Management is responsible for managing the investment and reinvestment of the fund’s assets and for continuously reviewing, supervising, and administering the fund’s investment program. The advisor discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the fund.

The board’s decision to replace the compensation benchmark was based upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance results. In considering whether to approve replacing the benchmark, the board engaged in arm’s-length discussions with Wellington Management and considered the following factors, among others:

•The trustees considered the benefits to shareholders of continuing to retain Wellington
Management as advisor to the fund, particularly in light of the nature, extent, and quality of services provided by Wellington Management. The board considered the quality of investment management to the fund over both the short and long term and the organizational depth and stability of the firm.

The board noted that the fund’s investment manager has nearly two decades of investment experience. Further, the board noted that Wellington Management, founded in 1928 and advisor to the fund since its inception in 1992, is among the nation’s oldest and most respected institutional advisors. The board also noted that Wellington Management and the fund’s management team have depth and stability, with the manager backed by a well-tenured team of research analysts who conduct detailed fundamental analysis of their respective industries and companies. Wellington Management has seen a significant growth in assets in the past decade.

26

•The trustees considered the fund’s investment performance as compared with that of the fund’s peer group and its current and proposed benchmark indexes. The board concluded that short- and long-term performance has been competitive versus the fund’s benchmarks and peer group of large-cap core funds (as defined by Lipper Inc.).
•The trustees considered the cost of services to be provided, including competitive fee rates and the fact that, after changing the compensation benchmark, the fund’s advisory fee will remain significantly below the large-cap core funds average.

•The trustees considered the extent to which economies of scale would be realized as assets of the fund grow, in part through the use of appropriate breakpoints in the fee schedule. By including asset-based breakpoints in the fee schedule, the trustees ensure that if the fund continues to grow, investors will benefit by realizing economies of scale in the form of a lower advisory fee ratio.

•The trustees considered all of the circumstances and information provided by both Wellington Management and Vanguard regarding the performance of the fund and concluded that approval of the investment advisory agreement is in the best interest of the fund and its shareholders.

The advisory agreement will continue for a period of one year from its effective date and is renewable after that for successive one-year periods. The agreement will be reviewed annually by the fund’s trustees, a majority of whom are not “interested persons,” as defined in federal securities laws.

Background information on Wellington Management
Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, is a Massachusetts limited liability partnership and an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions.

Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of October 31, 2009, Wellington Management had investment management authority with respect to approximately $507 billion in assets. The firm manages the fund subject to the supervision and oversight of the trustees and officers of the fund. The manager primarily responsible for overseeing the fund’s investments is:

Donald J. Kilbride, Senior Vice President and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 1996; has managed investment portfolios since joining Wellington Management in 2002; and has managed the fund since 2006. Education: B.A., College of the Holy Cross; M.B.A., University of North Carolina, Kenan-Flagler Business School.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

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Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years: Chairman
Born 1957. Trustee Since July 2009. Chairman of the	and Chief Executive Officer (retired 2009) and
Board. Principal Occupation(s) During the Past Five	President (2006–2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Board Member of American Chemistry
Inc., and of each of the investment companies served	Council; Director of Tyco International, Ltd. (diversified
by The Vanguard Group, since January 2010; Director	manufacturing and services) and Hewlett-Packard Co.
of The Vanguard Group since 2008; Chief Executive	(electronic computer manufacturing); Trustee of The
Officer and President of The Vanguard Group and of	Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Browne Distinguished Professor of Political Science
Independent Trustees	in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Emerson U. Fullwood	nication and the Graduate School of Education of
Born 1948. Trustee Since January 2008. Principal	the University of Pennsylvania; Director of Carnegie
Occupation(s) During the Past Five Years: Executive	Corporation of New York, Schuylkill River Development
Chief Staff and Marketing Officer for North America	Corporation, and Greater Philadelphia Chamber of
and Corporate Vice President (retired 2008) of Xerox	Commerce; Trustee of the National Constitution Center.
Corporation (photocopiers and printers); Director of
SPX Corporation (multi-industry manufacturing), the
United Way of Rochester, the Boy Scouts of America,
Amerigroup Corporation (direct health and medical
insurance carriers), and Monroe Community College
Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008–2009) of	(1988–2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and the Columbus Community Education Coalition;	Director of The Vanguard Group, Inc., since 2006;
Chairman of the Advisory Council for the College of	General Counsel of The Vanguard Group since 2005;
Arts and Letters at the University of Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997–2006).
Gund Professor of Finance and Banking, Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Deputy Chairman	Chairman Emeritus and Senior Advisor
of the Federal Reserve Bank of Cleveland; Trustee
of University Hospitals of Cleveland, The Cleveland	John J. Brennan
Museum of Art, and Case Western Reserve University.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	Founder
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	John C. Bogle
President of Corning Technologies (2001–2005);	Chairman and Chief Executive Officer, 1974–1996
Director of Corning Incorporated and Dow Corning;
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

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All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
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and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. The guidelines are also
available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your fund
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months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at
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find out more about this public service, call the SEC at
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Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q570 032010

Vanguard Dividend Appreciation
Index Fund Annual Report

January 31, 2010

> For the fiscal year ended January 31, 2010, Vanguard Dividend Appreciation Index Fund returned about 27%, closely tracking the return of its target index.

> The broad U.S. stock market advanced approximately 36% for the 12 months as the economy showed signs of recovering from a deep recession.

> Eight of the ten market sectors advanced, with rebounding financial stocks in the forefront.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	9
Financial Statements.	11
Your Fund’s After-Tax Returns.	22
About Your Fund’s Expenses.	23
Glossary.	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2010
Total
Returns
Vanguard Dividend Appreciation Index Fund
Investor Shares	26.80%
ETF Shares
Market Price	26.54
Net Asset Value	26.95
Dividend Achievers Select Index	26.99
Large-Cap Core Funds Average	33.23
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

These Vanguard ETF® Shares are traded on the NYSE Arca exchange and are available only through brokers. The table shows ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

Your Fund’s Performance at a Glance
January 31, 2009 , Through January 31, 2010

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Dividend Appreciation Index Fund
Investor Shares	$14.79	$18.33	$0.372	$0.000
ETF Shares	36.96	45.81	0.979	0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard Dividend Appreciation Index Fund returned about 27% for the 12 months ended January 31, 2010, and closely tracked the performance of its target benchmark, the Dividend Achievers Select Index. The fund trailed the average return of about 33% posted by large-company stock funds and the roughly 36% gain of the broad U.S. stock market.

During a robust stock rally that took place through most of the 12 months, the leading gainers were companies and sectors that had suffered the steepest drops during the recent bear market. Companies that pay steady dividends, such as those in the Dividend Appreciation Index Fund, did not suffer as badly in the downturn and consequently did not rise as rapidly in the rebound.

The fund was also affected by the many dividend cuts announced across the market in the past year. More U.S. public companies decreased their dividends during calendar 2009 than at any other time since Standard & Poor’s began collecting such data in 1955, according to S&P. Even some companies in good financial shape reduced their dividends in an effort to conserve capital during the global financial crisis. For this reason and also because the fund’s share price rose, the fund’s SEC yield declined from 2.65% at the end of fiscal 2009 to 2.00% at the end of the most recent fiscal year. The per-share distributions for the fund’s

2

Investor Shares in fiscal 2010 declined slightly—by about one penny per share—compared with the previous fiscal year.

Remarkable rally loses steam at year-end
Stocks began the fiscal year under severe pressure from the global financial crisis and a stalled U.S. economy. After a dismal showing in February 2009, however, U.S. equities turned the corner in early March and kept surging until the fiscal year’s final weeks, when the major market indexes pulled back a bit. During the rally, the federal government’s stimulus plan took hold, companies began to repair their balance sheets, and investors increased their appetite for risk—the riskier the better, it seemed.

The stock market’s exuberance overshot the pace of economic recovery, which slowly improved as the year progressed. It wasn’t until the third calendar quarter that the recession appeared to be ending, and double-digit unemployment still weighed on the economy.

International markets traced an even steeper line upward than their U.S. counterpart for most of the fiscal year. They recovered strongly through 2009 and into 2010, before dropping in the latter half of January amid concerns about the strength of the global recovery. The most impressive international returns came from emerging markets, with especially strong results from Brazil and China.

Market Barometer

		Average Annual Total Returns
		Periods Ended January 31, 2010
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	34.81%	-7.10%	0.57%
Russell 2000 Index (Small-caps)	37.82	-7.74	0.61
Dow Jones U.S. Total Stock Market Index	36.06	-6.72	0.94
MSCI All Country World Index ex USA (International)	48.28	-4.76	5.61

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.51%	6.60%	5.16%
Barclays Capital Municipal Bond Index	9.49	4.68	4.23
Citigroup Three-Month U.S. Treasury Bill Index	0.15	2.07	2.84

CPI
Consumer Price Index	2.63%	2.30%	2.59%

3

Although the fiscal year’s returns were a welcome relief for stock investors worldwide, the severity of the financial crisis continues to depress the longer-term record, especially for U.S. stocks.

Bond returns traced very different courses
The U.S. government’s programs also soothed parts of the bond market as the fiscal year progressed. At the start of the period, the difference between the yields of corporate bonds and those of U.S. Treasuries had widened almost to levels last seen in the 1930s, an indication of just how unwilling investors were to take on risk. As the threat of a depression receded, however, confidence returned and investors flocked to the lowest-quality, highest-yielding bonds, passing over conservative Treasuries, the previous year’s favorite.

For the 12 months ended January 31, the broad taxable bond market returned 8.51%, municipal bonds returned about 9%, and high-yield corporate bonds delivered a stunning 51%. Meanwhile, Treasury returns were negative to lack-luster, depending on their maturity.

While the Federal Reserve’s monetary policies seemed to help the stock market and most areas of the bond market, the policies exacted a heavy price from money market investors. The Fed kept the federal funds rate––the interest rate that banks charge one another for overnight lending,

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	ETF	Peer Group
	Shares	Shares	Average
Dividend Appreciation Index Fund	0.35%	0.24%	1.27%

The fund expense ratios shown are from the prospectuses dated May 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended January 31, 2010, the fund’s expense ratios were 0.35% for Investor Shares and 0.23% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Large-Cap Core Funds.

4

and a benchmark for the market’s short-term rates––between 0% and 0.25% during the entire fiscal year.

Although the Fed said it planned to maintain that stance for an “extended period,” it recently indicated that it was ready to wind down emergency measures and would halt its purchase of agency mortgage-backed securities and debt in the coming months.

Financial stocks led the way as sentiment shifted dramatically
The financial sector was the focus of investor angst in the previous fiscal year as some pillars of the industry either disappeared or were propped up by the government. The sector’s turnaround was dramatic in 2009. After plunging 67% during the fund’s previous fiscal year, financial companies in the fund climbed 50%, accounting for about one-fourth of the fund’s advance.

After banks proved to the federal government’s satisfaction that their capital reserves were adequate, their shares rose sharply. Insurance and financial firms benefited from rising equity values, restoring some cushion in their balance sheets. Commercial banks also reduced the risk levels of their loan portfolios and profited from low interest rates, which allowed them to lend at rates much higher than their borrowing costs.

The next most influential sector in the fund’s advance was industrials (+42%), as the market anticipated that an economic revival would lift profits for companies in

Total Returns
Inception Through January 31, 2010
Average
Annual Return
Dividend Appreciation Index Fund Investor Shares (Returns since inception: 4/27/2006)	-0.59%
Dividend Achievers Select Index	-0.39
Large-Cap Core Funds Average	-3.66
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

aerospace, defense, building products, engineering, and construction. The fund’s largest sector, consumer staples (+23%), and the other retail-oriented sector, consumer discretionary (+35%), were also significant contributors as investors were encouraged by a modest turnaround in consumer spending.

Gains were less robust in health care (+11%), in part because of concerns about potential changes to federal health insurance law, and in utilities (+6%), which tend to underperform during bull markets. Energy (–2%) and telecommunication services (–31%) were the only sectors that detracted from the fund’s result for the year.

The fund continues to build a successful tracking record
The slightly negative return for the fund’s Investor Shares since their inception in 2006 is a bit better than the average return

Investment insight

Updating an index’s composition
Index providers must review the securities listed in an index periodically to make sure they continue to adhere to the benchmark’s criteria. Mergent, Inc. updates its Dividend Achievers Select Index annually, and because of the unusual circumstances brought on by the economic crisis, the changes to the index were particularly noticeable this year.

One yardstick Mergent uses, for example, is that companies must have a track record of increasing their dividends annually for at least the past ten years. Because many financial firms reduced their dividend payouts in the past year to conserve capital and strengthen their balance sheets, some large financial institutions—including Wells Fargo, the index’s largest stock by market value as the fiscal year ended—were dropped from the index at the end of the period.

Vanguard Dividend Appreciation Index Fund seeks to track the Mergent index by holding all of the stocks listed in it, in the same proportions. When the index’s composition changes, the fund changes its portfolio accordingly. Here are the most notable changes:

	Average weighting
	January 31, 2009–	Weighting after
Sector	January 31, 2010	composition change
Financials	14%	7%
Health Care	12	15
Energy	7	10

6

for large-cap core funds overall for that period. This is not surprising, given that higher-dividend stocks often hold up better in market headwinds, which howled at gale force from fall 2007 until spring 2009. The fund met its objective of closely tracking its target index, including throughout the historic volatility of the past two years.

Whether the stock market rally continues or reverses in the coming year, we’re confident in the ability of Vanguard Quantitative Equity Group, the investment advisor, to continue to closely track the return of its target benchmark, providing you with convenient, low-cost exposure to a diversified portfolio of companies with a long-term record of regularly increasing their dividends.

The recent volatility offers an opportunity to reflect
The stock market’s extreme volatility during the past two years has provided a vivid lesson in the importance of maintaining a long-term perspective. Most stock investors were undoubtedly discouraged by the market’s steep descent, which bottomed in March 2009. The strong recovery that followed underscored the benefit of patience and persistence. However, living through the market’s ups and downs is often easier said than done.

That’s why, no matter what the stock market does in the coming year, we believe it is crucial to maintain a portfolio that’s diversified among and within different asset classes and tailored to each investor’s time horizon and risk tolerance. This time-tested approach can shield your investments from the worst of the market’s gyrations. For dividend-oriented stock investors, Vanguard Dividend Appreciation Index Fund can play a useful role in providing diversified, low-cost exposure to companies that have a long-term track record of dividend growth.

On another matter, I would like to inform you that on January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor. Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 11, 2010

7

Dividend Appreciation Index Fund

Fund Profile
As of January 31, 2010

Share-Class Characteristics

	Investor	ETF
	Shares	Shares
Ticker Symbol	VDAIX	VIG
Expense Ratio[1]	0.35%	0.24%
30-Day SEC Yield	2.00%	2.14%

Portfolio Characteristics
			DJ
		Dividend	U.S. Total
		Achievers	Market
	Fund	Select Index	Index
Number of Stocks	142	142	4,185
Median Market Cap	$40.0B	$40.0B	$29.6B
Price/Earnings Ratio	16.8x	16.8x	26.4x
Price/Book Ratio	3.0x	3.0x	2.1x
Return on Equity	24.9%	24.9%	19.2%
Earnings Growth Rate	9.1%	9.1%	7.7%
Dividend Yield	2.4%	2.4%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	20%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		Dividend	DJ
		Achievers	U.S. Total
		Select	Market
	Fund	Index	Index
Consumer
Discretionary	11.6%	11.6%	10.4%
Consumer Staples	25.6	25.6	10.1
Energy	10.2	10.2	10.5
Financials	6.6	6.6	16.6
Health Care	15.0	15.0	13.1
Industrials	18.3	18.3	10.8
Information
Technology	5.9	5.9	18.1
Materials	5.0	5.0	3.8
Telecommunication
Services	0.2	0.2	2.8
Utilities	1.6	1.6	3.8

Volatility Measures
		DJ
	Dividend	U.S. Total
	Achievers	Market
	Select Index	Index
R-Squared	1.00	0.92
Beta	1.00	0.78

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Procter & Gamble Co.	Household
	Products	4.1%
Coca-Cola Co.	Soft Drinks	4.1
Johnson & Johnson	Pharmaceuticals	4.1
Wal-Mart Stores Inc.	Hypermarkets &
	Super Centers	4.1
PepsiCo Inc.	Soft Drinks	4.0
Exxon Mobil Corp.	Integrated Oil &
	Gas	4.0
International Business	Computer
Machines Corp.	Hardware	4.0
Chevron Corp.	Integrated Oil &
	Gas	4.0
Abbott Laboratories	Pharmaceuticals	4.0
McDonald's Corp.	Restaurants	3.8
Top Ten		40.2%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectuses dated May 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended January 31, 2010, the fund’s expense ratios were 0.35% for Investor Shares and 0.23% for ETF Shares.

8

Dividend Appreciation Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: April 27, 2006, Through January 31, 2010
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2010
			Final Value
	One	Since	of a $10,000
	Year	Inception	Investment
Dividend Appreciation Index Fund
Investor Shares	26.80%	-0.59%	$9,781
Dow Jones U.S. Total Stock Market
Index	36.06	-2.74	9,005
Dividend Achievers Select Index	26.99	-0.39	9,852
Large-Cap Core Funds Average	33.23	-3.66	8,692

Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Performance for the fund’s Investor Shares and comparative standards is calculated since the Investor Shares’ inception.

		Since	Final Value
	One	Inception	of a $10,000
	Year	(4/21/2006)	Investment
Dividend Appreciation Index Fund
ETF Shares Net Asset Value	26.95%	-0.39%	$9,852
Dow Jones U.S. Total Stock Market Index	36.06	-2.80	8,980
Dividend Achievers Select Index	26.99	-0.32	9,880

Performance for the fund’s ETF Shares and comparative standards is calculated since the ETF Shares’ inception.

For more information about how the ETF Shares' market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

See Financial Highlights for dividend and capital gains information.

9

Dividend Appreciation Index Fund

Cumulative Returns of ETF Shares: April 21, 2006, Through January 31, 2010
		Since
	One	Inception
	Year	(4/21/2006)
Dividend Appreciation Index Fund
ETF Shares Market Price	26.54%	-1.53%
Dividend Appreciation Index Fund
ETF Shares Net Asset Value	26.95	-1.48
Dividend Achievers Select Index	26.99	-1.20
Performance for the fund’s ETF Shares and comparative standards is calculated since the ETF Shares’ inception.

Fiscal-Year Total Returns (%): April 27, 2006, Through January 31, 2010

Average Annual Total Returns: Periods Ended December 31, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Investor Shares	4/27/2006	19.15%	0.01%
ETF Shares	4/21/2006
Market Price		19.29	0.21
Net Asset Value		19.33	0.21

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

10

Dividend Appreciation Index Fund

Financial Statements

Statement of Net Assets
As of January 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (100.1%)
Consumer Discretionary (11.6%)
McDonald’s Corp.	1,539,457	96,108
Target Corp.	1,019,788	52,284
Lowe’s Cos. Inc.	2,285,639	49,484
TJX Cos. Inc.	587,259	22,322
McGraw-Hill Cos. Inc.	449,444	15,933
VF Corp.	163,777	11,797
H&R Block Inc.	509,188	10,958
Sherwin-Williams Co.	162,125	10,271
Ross Stores Inc.	170,669	7,839
Family Dollar Stores Inc.	184,659	5,702
John Wiley & Sons Inc.
Class A	71,254	2,975
Polaris Industries Inc.	48,621	2,150
Wolverine World Wide Inc.	73,884	1,954
Meredith Corp.	51,824	1,605
Matthews International
Corp. Class A	45,649	1,545
		292,927
Consumer Staples (25.8%)
Procter & Gamble Co.	1,696,158	104,399
Coca-Cola Co.	1,901,395	103,151
Wal-Mart Stores Inc.	1,920,217	102,597
PepsiCo Inc.	1,708,641	101,869
Colgate-Palmolive Co.	740,803	59,286
Walgreen Co.	1,461,892	52,701
Archer-Daniels-Midland Co.	989,540	29,656
Sysco Corp.	873,400	24,446
Avon Products Inc.	628,796	18,952
Clorox Co.	209,804	12,414
JM Smucker Co.	176,513	10,603
Hormel Foods Corp.	193,862	7,502
Brown-Forman Corp. Class B	139,138	7,141
Church & Dwight Co. Inc.	101,717	6,133
McCormick & Co. Inc.	168,314	6,110
Casey’s General Stores Inc.	76,912	2,360
Lancaster Colony Corp.	40,000	2,182
Tootsie Roll Industries Inc.	54,209	1,411
		652,913

		Market
		Value•
	Shares	($000)
Energy (10.2%)
Exxon Mobil Corp.	1,561,645	100,617
Chevron Corp.	1,388,300	100,124
EOG Resources Inc.	384,362	34,754
Murphy Oil Corp.	289,456	14,785
Helmerich & Payne Inc.	136,133	5,695
Holly Corp.	71,216	1,859
		257,834
Financials (6.6%)
Franklin Resources Inc.	350,436	34,704
Aflac Inc.	634,497	30,729
Chubb Corp.	490,973	24,549
T Rowe Price Group Inc.	389,192	19,312
Transatlantic Holdings Inc.	101,158	5,026
Eaton Vance Corp.	170,192	4,903
SEI Investments Co.	261,266	4,627
HCC Insurance
Holdings Inc.	170,183	4,612
Commerce
Bancshares Inc.	116,437	4,609
Cullen/Frost Bankers Inc.	84,575	4,340
Federated Investors Inc.
Class B	160,535	4,074
Brown & Brown Inc.	208,308	3,666
Wesco Financial Corp.	10,158	3,586
StanCorp Financial
Group Inc.	69,068	2,968
Prosperity Bancshares Inc.	67,970	2,740
Westamerica
Bancorporation	41,536	2,308
UMB Financial Corp.	57,092	2,256
First Financial
Bankshares Inc.	31,409	1,666
RLI Corp.	32,253	1,660
Bancfirst Corp.	20,672	833
Bank of the Ozarks Inc.	24,610	729
Tompkins Financial Corp.	14,688	576
First Financial Corp.	20,643	570
Republic Bancorp Inc.
Class A	33,540	557

11

Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
Southside
Bancshares Inc.	23,810	474
SY Bancorp Inc.	20,463	434
WSFS Financial Corp.	10,178	275
		166,783
Health Care (15.0%)
Johnson & Johnson	1,639,508	103,060
Abbott Laboratories	1,889,546	100,033
Medtronic Inc.	1,618,428	69,414
Stryker Corp.	535,268	27,791
Becton Dickinson
and Co.	360,461	27,168
Cardinal Health Inc.	526,332	17,406
CR Bard Inc.	136,937	11,351
DENTSPLY
International Inc.	227,737	7,636
Beckman Coulter Inc.	99,088	6,477
Teleflex Inc.	53,159	3,039
Owens & Minor Inc.	64,116	2,570
West Pharmaceutical
Services Inc.	51,802	1,882
Meridian Bioscience Inc.	64,235	1,287
		379,114
Industrials (18.3%)
United Technologies
Corp.	1,385,498	93,493
3M Co.	1,045,215	84,129
Caterpillar Inc.	926,324	48,391
Emerson Electric Co.	1,107,828	46,019
General Dynamics Corp.	557,996	37,302
Illinois Tool Works Inc.	775,503	33,804
CH Robinson
Worldwide Inc.	251,536	14,244
Parker Hannifin Corp.	223,047	12,471
Dover Corp.	262,966	11,276
Expeditors International
of Washington Inc.	311,100	10,609
WW Grainger Inc.	105,593	10,483
Fastenal Co.	213,696	8,864
Roper Industries Inc.	140,111	7,017
Cintas Corp.	232,259	5,832
Stanley Works	113,321	5,808
Donaldson Co. Inc.	120,651	4,614
Pentair Inc.	148,091	4,523
Harsco Corp.	119,021	3,542
Carlisle Cos. Inc.	88,180	2,956
Nordson Corp.	51,765	2,927
Graco Inc.	87,402	2,333
CLARCOR Inc.	71,699	2,322
Brady Corp. Class A	73,813	2,086
AO Smith Corp.	37,412	1,593
ABM Industries Inc.	80,042	1,554
Universal Forest
Products Inc.	30,787	1,045
Franklin Electric Co. Inc.	36,505	950
Badger Meter Inc.	23,321	881

		Market
		Value•
	Shares	($000)
Raven Industries Inc.	29,725	850
Tennant Co.	29,703	711
Gorman-Rupp Co.	25,932	628
		463,257
Information Technology (5.8%)
International Business
Machines Corp.	818,637	100,193
Automatic Data
Processing Inc.	767,156	31,292
Linear Technology Corp.	364,092	9,503
Factset Research
Systems Inc.	71,036	4,475
Jack Henry &
Associates Inc.	128,558	2,823
		148,286
Materials (5.0%)
Praxair Inc.	456,729	34,401
Air Products &
Chemicals Inc.	314,442	23,885
Nucor Corp.	491,526	20,054
Ecolab Inc.	346,892	15,229
Sigma-Aldrich Corp.	184,681	8,837
Martin Marietta
Materials Inc.	71,374	5,651
Albemarle Corp.	130,120	4,648
Bemis Co. Inc.	163,688	4,593
Valspar Corp.	142,153	3,764
Aptargroup Inc.	97,662	3,465
HB Fuller Co.	76,313	1,528
Stepan Co.	14,901	871
		126,926
Telecommunication Services (0.2%)
Telephone & Data
Systems Inc.	77,393	2,442
Atlantic Tele-Network Inc.	24,896	1,206
Shenandoah
Telecommunications Co.	41,060	706
		4,354
Utilities (1.6%)
Questar Corp.	235,735	9,778
MDU Resources
Group Inc.	281,051	6,189
National Fuel Gas Co.	115,794	5,433
Energen Corp.	103,329	4,541
UGI Corp.	152,611	3,740
Aqua America Inc.	205,115	3,403
New Jersey
Resources Corp.	61,860	2,257
Northwest Natural
Gas Co.	39,608	1,718
South Jersey
Industries Inc.	42,891	1,644
California Water
Service Group	30,742	1,117

12

Dividend Appreciation Index Fund

		Market
		Value •
	Shares	($000)
American States
Water Co.	28,704	954
SJW Corp.	27,735	608
		41,382
Total Common Stocks
(Cost $2,400,066)		2,533,776
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity
Fund, 0.175%
(Cost $82)	81,742	82
Total Investments (100.1%)
(Cost $2,400,148)		2,533,858
Other Assets and Liabilities (-0.1%)
Other Assets		266,059
Liabilities		(268,891)
		(2,832)
Net Assets (100%)		2,531,026

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value		2,533,858
Receivables for Investment
Securities Sold		257,373
Receivables for Capital Shares Issued		5,285
Other Assets		3,401
Total Assets		2,799,917
Liabilities
Payables for Investment
Securities Purchased		266,608
Other Liabilities		2,283
Total Liabilities		268,891
Net Assets		2,531,026

At January 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	2,591,567
Undistributed Net Investment Income	2,697
Accumulated Net Realized Losses	(196,948)
Unrealized Appreciation (Depreciation)	133,710
Net Assets	2,531,026

Investor Shares—Net Assets
Applicable to 33,420,301 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	612,545
Net Asset Value Per Share—
Investor Shares	$18.33

ETF Shares—Net Assets
Applicable to 41,883,009 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,918,481
Net Asset Value Per Share—
ETF Shares	$45.81

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

13

Dividend Appreciation Index Fund

Statement of Operations

Year Ended
January 31, 2010
($000)
Investment Income
Income
Dividends	44,191
Interest[1]	2
Security Lending	5
Total Income	44,198
Expenses
The Vanguard Group—Note B
Investment Advisory Services	132
Management and Administrative—Investor Shares	1,388
Management and Administrative—ETF Shares	2,216
Marketing and Distribution—Investor Shares	127
Marketing and Distribution—ETF Shares	324
Custodian Fees	150
Auditing Fees	23
Shareholders’ Reports and Proxies—Investor Shares	24
Shareholders’ Reports and Proxies—ETF Shares	82
Trustees’ Fees and Expenses	3
Total Expenses	4,469
Net Investment Income	39,729
Realized Net Gain (Loss) on Investment Securities Sold	31,626
Change in Unrealized Appreciation (Depreciation) of Investment Securities	294,047
Net Increase (Decrease) in Net Assets Resulting from Operations	365,402
1 Interest income from an affiliated company of the fund was $2,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Dividend Appreciation Index Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	39,729	19,295
Realized Net Gain (Loss)	31,626	(150,714)
Change in Unrealized Appreciation (Depreciation)	294,047	(162,335)
Net Increase (Decrease) in Net Assets Resulting from Operations	365,402	(293,754)
Distributions
Net Investment Income
Investor Shares	(10,294)	(7,677)
ETF Shares	(28,500)	(10,413)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Total Distributions	(38,794)	(18,090)
Capital Share Transactions
Investor Shares	133,342	164,638
ETF Shares	880,312	679,485
Net Increase (Decrease) from Capital Share Transactions	1,013,654	844,123
Total Increase (Decrease)	1,340,262	532,279
Net Assets
Beginning of Period	1,190,764	658,485
End of Period[1]	2,531,026	1,190,764
1 Net Assets—End of Period includes undistributed net investment income of $2,697,000 and $1,762,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Dividend Appreciation Index Fund

Financial Highlights

Investor Shares
				April 27,
				2006[1], to
	Year Ended January 31,			Jan. 31,
For a Share Outstanding Throughout Each Period	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$14.79	$21.40	$21.84	$20.05
Investment Operations
Net Investment Income	.369	.387	.325	.214
Net Realized and Unrealized Gain (Loss) on Investments	3.543	(6.614)	(.438)	1.782
Total from Investment Operations	3.912	(6.227)	(.113)	1.996
Distributions
Dividends from Net Investment Income	(.372)	(.383)	(.327)	(.206)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.372)	(.383)	(.327)	(.206)
Net Asset Value, End of Period	$18.33	$14.79	$21.40	$21.84

Total Return[2]	26.80%	-29.48%	-0.58%	10.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$613	$386	$357	$163
Ratio of Total Expenses to Average Net Assets	0.35%	0.36%	0.40%	0.40%[3]
Ratio of Net Investment Income to Average Net Assets	2.24%	2.25%	1.56%	1.53%[3]
Portfolio Turnover Rate[4]	20%	34%	17%	21%

1 Inception.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Dividend Appreciation Index Fund

Financial Highlights

ETF Shares
				April 21,
				2006[1], to
	Year Ended January 31,			Jan. 31,
For a Share Outstanding Throughout Each Period	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$36.96	$53.48	$54.60	$49.94
Investment Operations
Net Investment Income	.973	1.032	.873	.555
Net Realized and Unrealized Gain (Loss) on Investments	8.856	(16.526)	(1.120)	4.631
Total from Investment Operations	9.829	(15.494)	(.247)	5.186
Distributions
Dividends from Net Investment Income	(.979)	(1.026)	(.873)	(.526)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.979)	(1.026)	(.873)	(.526)
Net Asset Value, End of Period	$45.81	$36.96	$53.48	$54.60

Total Return	26.95%	-29.38%	-0.51%	10.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,918	$805	$302	$111
Ratio of Total Expenses to Average Net Assets	0.23%	0.24%	0.28%	0.28%[2]
Ratio of Net Investment Income to Average Net Assets	2.36%	2.37%	1.68%	1.65%[2]
Portfolio Turnover Rate[3]	20%	34%	17%	21%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Dividend Appreciation Index Fund

Notes to Financial Statements

Vanguard Dividend Appreciation Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in

18

Dividend Appreciation Index Fund

capital contributions to Vanguard. At January 31, 2010, the fund had contributed capital of $491,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.20% of

Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At January 31, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2010, the fund realized $58,337,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at January 31, 2010, the fund had $4,571,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $169,000,000 to offset future net capital gains of $609,000 through January 31, 2016, $22,242,000 through January 31, 2017, and $146,149,000 through January 31, 2018. In addition, the fund realized losses of $25,865,000 during the period from November 1, 2009, through January 31, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At January 31, 2010, the cost of investment securities for tax purposes was $2,402,231,000. Net unrealized appreciation of investment securities for tax purposes was $131,627,000, consisting of unrealized gains of $154,791,000 on securities that had risen in value since their purchase and $23,164,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended January 31, 2010, the fund purchased $1,664,367,000 of investment securities and sold $649,009,000 of investment securities, other than temporary cash investments.

19

Dividend Appreciation Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	227,145	13,195	229,131	12,962
Issued in Lieu of Cash Distributions	9,119	557	6,983	372
Redeemed	(102,922)	(6,443)	(71,476)	(3,895)
Net Increase (Decrease)—Investor Shares	133,342	7,309	164,638	9,439
ETF Shares
Issued	1,178,556	26,816	692,968	16,425
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(298,244)	(6,700)	(13,483)	(300)
Net Increase (Decrease)—ETF Shares	880,312	20,116	679,485	16,125

G. In preparing the financial statements as of January 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

20

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Dividend Appreciation Index Fund:

In our opinion, the accompanying statements of net assets and of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Dividend Appreciation Index Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2010 by correspondence with the custodian and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 16, 2010

Special 2009 tax information (unaudited) for Vanguard Dividend Appreciation Index Fund

This information for the fiscal year ended January 31, 2010, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $38,794,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

21

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2010. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Dividend Appreciation Index Fund Investor Shares
Periods Ended January 31, 2010
		Since
	One	Inception
	Year	(4/27/2006)
Returns Before Taxes	26.80%	-0.59%
Returns After Taxes on Distributions	26.37	-0.85
Returns After Taxes on Distributions and Sale of Fund Shares	17.89	-0.50

Total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

23

Six Months Ended January 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Appreciation Index Fund	7/31/2009	1/31/2010	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,094.63	$1.85
ETF Shares	1,000.00	1,095.53	1.16
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.44	$1.79
ETF Shares	1,000.00	1,024.10	1.12

These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.35% for Investor Shares and 0.22% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

24

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

25

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years: Chairman
Born 1957. Trustee Since July 2009. Chairman of the	and Chief Executive Officer (retired 2009) and
Board. Principal Occupation(s) During the Past Five	President (2006–2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Board Member of American Chemistry
Inc., and of each of the investment companies served	Council; Director of Tyco International, Ltd. (diversified
by The Vanguard Group, since January 2010; Director	manufacturing and services) and Hewlett-Packard Co.
of The Vanguard Group since 2008; Chief Executive	(electronic computer manufacturing); Trustee of The
Officer and President of The Vanguard Group and of	Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Browne Distinguished Professor of Political Science
Independent Trustees	in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Emerson U. Fullwood	nication and the Graduate School of Education of
Born 1948. Trustee Since January 2008. Principal	the University of Pennsylvania; Director of Carnegie
Occupation(s) During the Past Five Years: Executive	Corporation of New York, Schuylkill River Development
Chief Staff and Marketing Officer for North America	Corporation, and Greater Philadelphia Chamber of
and Corporate Vice President (retired 2008) of Xerox	Commerce; Trustee of the National Constitution Center.
Corporation (photocopiers and printers); Director of
SPX Corporation (multi-industry manufacturing), the
United Way of Rochester, the Boy Scouts of America,
Amerigroup Corporation (direct health and medical
insurance carriers), and Monroe Community College
Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008–2009) of	(1988–2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and the Columbus Community Education Coalition;	Director of The Vanguard Group, Inc., since 2006;
Chairman of the Advisory Council for the College of	General Counsel of The Vanguard Group since 2005;
Arts and Letters at the University of Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997–2006).
Gund Professor of Finance and Banking, Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Deputy Chairman	Chairman Emeritus and Senior Advisor
of the Federal Reserve Bank of Cleveland; Trustee
of University Hospitals of Cleveland, The Cleveland	John J. Brennan
Museum of Art, and Case Western Reserve University.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	Founder
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	John C. Bogle
President of Corning Technologies (2001–2005);	Chairman and Chief Executive Officer, 1974–1996
Director of Corning Incorporated and Dow Corning;
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. The guidelines are also
available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6020 032010

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended January 31, 2010: $161,000
Fiscal Year Ended January 31, 2009: $141,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended January 31, 2010: $3,354,640
Fiscal Year Ended January 31, 2009: $3,055,590

(b) Audit-Related Fees.

Fiscal Year Ended January 31, 2010: $876,210
Fiscal Year Ended January 31, 2009: $626,240

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended January 31, 2010: $423,070
Fiscal Year Ended January 31, 2009: $230,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended January 31, 2010: $0
Fiscal Year Ended January 31, 2009: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended January 31, 2010: $423,070
Fiscal Year Ended January 31, 2009: $230,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: The Registrant is a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Emerson U. Fullwood, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, André F. Perold, Alfred M. Rankin, Jr., and Peter F. Volanakis.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SPECIALIZED FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: March 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SPECIALIZED FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: March 26, 2010

VANGUARD SPECIALIZED FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: March 26, 2010

*By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on July 24, 2009, see File Number 2-88373, and a Power of Attorney filed on October 16, 2009, see File Number 2-52698, both Incorporated by Reference.